Exhibit 4.16
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                     SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.






                                       AND





                       ______, AS PURCHASE CONTRACT AGENT




                                     FORM OF



                           PURCHASE CONTRACT AGREEMENT










                            Dated as of ______, 200__





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                                TABLE OF CONTENTS

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                  ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01. Definitions................................................................................1
SECTION 1.02. Compliance Certificates and Opinions......................................................14
SECTION 1.03. Form of Documents Delivered to Purchase Contract Agent....................................15
SECTION 1.04. Acts of Holders; Record Dates.............................................................15
SECTION 1.05. Notices...................................................................................16
SECTION 1.06. Notice to Holders; Waiver.................................................................17
SECTION 1.07. Effect of Headings and Table of Contents..................................................17
SECTION 1.08. Successors and Assigns....................................................................18
SECTION 1.09. Separability Clause.......................................................................18
SECTION 1.10. Benefits of Agreement.....................................................................18
SECTION 1.11. Governing Law.............................................................................18
SECTION 1.12. Legal Holidays............................................................................18
SECTION 1.13. Counterparts..............................................................................19
SECTION 1.14. Inspection of Agreement...................................................................19
SECTION 1.15. Appointment of Financial Institution as Agent for the Company.............................19
SECTION 1.16. No Waiver.................................................................................19

                                  ARTICLE II CERTIFICATE FORMS

SECTION 2.01. Forms of Certificates Generally...........................................................19
SECTION 2.02. Form of Purchase Contract Agent's Certificate of Authentication...........................20

                                      ARTICLE III THE UNITS

SECTION 3.01. Amount; Form and Denominations............................................................20
SECTION 3.02. Rights and Obligations Evidenced by the Certificates......................................21
SECTION 3.03. Execution, Authentication, Delivery and Dating............................................22
SECTION 3.04. Temporary Certificates....................................................................22
SECTION 3.05. Registration; Registration of Transfer and Exchange.......................................23
SECTION 3.06. Book-Entry Interests......................................................................24
SECTION 3.07. Notices to Holders........................................................................25
SECTION 3.08. Appointment of Successor Depositary.......................................................25
SECTION 3.09. Definitive Certificates...................................................................25
SECTION 3.10. Mutilated, Destroyed, Lost and Stolen Certificates........................................26
SECTION 3.11. Persons Deemed Owners.....................................................................27
SECTION 3.12. Cancellation..............................................................................28
SECTION 3.13. Creation of Treasury Units by Substitution of Treasury Securities.........................28
SECTION 3.14. Recreation of Corporate Units.............................................................30
SECTION 3.15. Transfer of Collateral upon Occurrence of Termination Event...............................31
SECTION 3.16. No Consent to Assumption..................................................................32
SECTION 3.17. CUSIP Numbers.............................................................................32


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                 ARTICLE IV THE NOTES AND APPLICABLE OWNERSHIP INTERESTS IN THE TREASURY PORTFOLIO

SECTION 4.01.  Interest Payments; Rights to Interest Payments Preserved..................................32
SECTION 4.02.  Notice and Voting.........................................................................33
SECTION 4.03.  Special Event Redemption..................................................................34

                                 ARTICLE V THE PURCHASE CONTRACTS

SECTION 5.01.  Purchase of Shares of Ordinary Shares.....................................................35
SECTION 5.02.  Remarketing; Payment of Purchase Price....................................................38
SECTION 5.03.  Issuance of Shares of Ordinary Shares.....................................................46
SECTION 5.04.  Adjustment of Settlement Rate.............................................................47
SECTION 5.05.  Notice of Adjustments and Certain Other Events............................................56
SECTION 5.06.  Termination Event; Notice.................................................................57
SECTION 5.07.  Early Settlement..........................................................................57
SECTION 5.08.  No Fractional Shares......................................................................60
SECTION 5.09.  Charges and Taxes.........................................................................60
SECTION 5.10.  Contract Adjustment Payments..............................................................60
SECTION 5.11.  Deferral of Contract Adjustment Payments..................................................65

                                        ARTICLE VI REMEDIES

SECTION 6.01.  Unconditional Right of Holders to Receive Contract Adjustment Payments and to
               Purchase Shares of Ordinary Shares........................................................67
SECTION 6.02.  Restoration of Rights and Remedies........................................................67
SECTION 6.03.  Rights and Remedies Cumulative............................................................67
SECTION 6.04.  Delay or Omission Not Waiver..............................................................67
SECTION 6.05.  Undertaking for Costs.....................................................................68
SECTION 6.06.  Waiver of Stay or Extension Laws..........................................................68

                              ARTICLE VII THE PURCHASE CONTRACT AGENT

SECTION 7.01.  Certain Duties and Responsibilities.......................................................68
SECTION 7.02.  Notice of Default.........................................................................69
SECTION 7.03.  Certain Rights of Purchase Contract Agent.................................................69
SECTION 7.04.  Not Responsible for Recitals or Issuance of Units.........................................71
SECTION 7.05.  May Hold Units............................................................................71
SECTION 7.06.  Money Held in Custody.....................................................................72
SECTION 7.07.  Compensation and Reimbursement............................................................72
SECTION 7.08.  Corporate Purchase Contract Agent Required; Eligibility...................................72
SECTION 7.09.  Resignation and Removal; Appointment of Successor.........................................73
SECTION 7.10.  Acceptance of Appointment by Successor....................................................74
SECTION 7.11.  Merger, Conversion, Consolidation or Succession to Business...............................74
SECTION 7.12.  Preservation of Information; Communications to Holders....................................75
SECTION 7.13.  No Obligations of Purchase Contract Agent.................................................75
SECTION 7.14.  Tax Compliance............................................................................76


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                               ARTICLE VIII SUPPLEMENTAL AGREEMENTS

SECTION 8.01.  Supplemental Agreements Without Consent of Holders........................................76
SECTION 8.02.  Supplemental Agreements with Consent of Holders...........................................77
SECTION 8.03.  Execution of Supplemental Agreements......................................................78
SECTION 8.04.  Effect of Supplemental Agreements.........................................................78
SECTION 8.05.  Reference to Supplemental Agreements......................................................78

                  ARTICLE IX CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 9.01.  Covenant Not to Consolidate, Merge, Convey, Transfer or Lease Property Except
               under Certain Conditions..................................................................78
SECTION 9.02.  Rights and Duties of Successor Person.....................................................79
SECTION 9.03.  Officers' Certificate and Opinion of Counsel Given to Purchase Contract Agent.............79

                                        ARTICLE X COVENANTS

SECTION 10.01. Performance under Purchase Contracts......................................................80
SECTION 10.02. Maintenance of Office or Agency...........................................................80
SECTION 10.03. Company to Reserve Ordinary Shares........................................................80
SECTION 10.04. Covenants as to Ordinary Shares...........................................................81
SECTION 10.05. Statements of Officers of the Company as to Default.......................................81
SECTION 10.06. ERISA.....................................................................................81
SECTION 10.07. Tax Treatment.............................................................................81

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EXHIBITS

Exhibit A     -   Form of Corporate Units Certificate
Exhibit B     -   Form of Treasury Units Certificate
Exhibit C     -   Instruction to Purchase Contract Agent
Exhibit D     -   Notice from Purchase Contract Agent to Holders
Exhibit E     -   Notice to Settle by Separate Cash
Exhibit F     -   Notice from Purchase Contract Agent to Collateral Agent
























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       PURCHASE CONTRACT AGREEMENT, dated as of ______, between Scottish Annuity
& Life Holdings, Ltd., a Cayman Islands exempted company (the "Company"), and ______, a banking corporation with trust powers, duly organized and existing under the laws of the State of ______, acting as purchase contract agent for the Holders of Units (as defined herein) from time to time (the "Purchase Contract Agent").

                                    RECITALS

       The Company has duly authorized the execution and delivery of this Agreement and the Certificates evidencing the Units.

       All things necessary to make the Purchase Contracts (as defined herein), when the Certificates (as defined herein) are executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent, as provided in this Agreement, the valid obligations of the Company, and to constitute these presents a valid agreement of the Company, in accordance with its terms, have been done. For and in consideration of the premises and the purchase of the Units by the Holders thereof, it is mutually agreed as follows:

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

       SECTION 1.01. Definitions.

       For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

       (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders;

       (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

       (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision; and

       (d) the following terms have the meanings given to them in this Section 1.01(d):

       "ACCOUNTING EVENT" has the meaning set forth in Section ______ of the Supplemental Indenture No. 1.

       "ACT" has the meaning, with respect to any Holder, set forth in Section 1.04.

       "ADJUSTED APPLICABLE MARKET VALUE" has the meaning set forth in Section 5.01.


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       "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

       "AGREEMENT" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

       "APPLICABLE MARKET VALUE" has the meaning set forth in Section 5.01.

       "APPLICABLE OWNERSHIP INTEREST" shall mean, with respect to a Corporate Unit and the Treasury Portfolio contained in a Corporate Unit, (i) a ______% undivided beneficial ownership interest in $1,000 face amount of U.S. treasury securities (or principal or interest strips thereof) included in such Treasury Portfolio that mature on or prior to ______, 200__, and (ii) (x) for the scheduled Payment Date on the Notes that occurs on the Purchase Contract Settlement Date, in the case of a Successful Remarketing prior to the Final Remarketing Date, or (y) for each scheduled Payment Date on the Notes that occurs after the Special Event Redemption Date to and including the Purchase Contract Settlement Date, in the case of a Special Event Redemption, a ______% undivided beneficial ownership interest in $1,000 face amount of U.S. treasury securities (or principal or interest strips thereof) included in such Treasury Portfolio that mature on or prior to the business day immediately preceding such scheduled Payment Date.

       "APPLICABLE PRINCIPAL AMOUNT" means the aggregate principal amount of the Notes that are components of Corporate Units.

       "APPLICANTS" has the meaning set forth in Section 7.12(b).

       "BANKRUPTCY CODE" means title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

       "BASE INDENTURE" means the Subordinated Indenture, dated as of April ______, 2003, between the Company and the Indenture Trustee (including any provisions of the TIA that are deemed incorporated therein).

       "BENEFICIAL OWNER" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Depositary or on the books of a Person maintaining an account with such Depositary (directly as a Depositary Participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

       "BOARD OF DIRECTORS" means the board of directors of the Company or a duly authorized committee of that board.


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       "BOARD RESOLUTION" means one or more resolutions of the Board of
Directors, a copy of which has been certified by the Secretary or an Assistant Secretary of the Company, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Purchase Contract Agent.

       "BOOK-ENTRY INTEREST" means a beneficial interest in a Global Certificate, registered in the name of a Depositary or a nominee thereof, ownership and transfers of which shall be maintained and made through book entries by such Depositary as described in Section 3.06.

       "BUSINESS DAY" or "business day" means any day other than a Saturday or Sunday or a day on which banking institutions or trust companies in New York City, New York are authorized or required by applicable law to remain closed or a day on which the Indenture Trustee or the Collateral Agent is closed for business; PROVIDED THAT for purposes of the second paragraph of Section 1.12 only, the term "Business Day" shall also be deemed to exclude any day on which DTC is closed.

       "CASH MERGER" has the meaning set forth in Section 5.04(b)(2).

       "CASH MERGER EARLY SETTLEMENT" has the meaning set forth in Section 5.04(b)(2).

       "CASH MERGER EARLY SETTLEMENT DATE" has the meaning set forth in Section 5.04(b)(2).

       "CASH SETTLEMENT" has the meaning set forth in Section 5.02(c)(i).

       "CERTIFICATE" means a Corporate Units Certificate or a Treasury Units Certificate.

       "CLOSING PRICE" has the meaning set forth in Section 5.01(a).

       "CODE" means the Internal Revenue Code of 1986, as amended.

       "COLLATERAL" has the meaning set forth in Section 1.01(d) of the Pledge Agreement.

       "COLLATERAL ACCOUNT" has the meaning set forth in Section 1.01(d) of the Pledge Agreement.

       "COLLATERAL AGENT" means ______, a banking corporation with trust powers, duly organized and existing under the laws of the State of ______, as Collateral Agent under the Pledge Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Collateral Agent" shall mean the Person who is then the Collateral Agent thereunder.

       "COLLATERAL SUBSTITUTION" means (i) with respect to a Corporate Unit, (x) the substitution for the Pledged Note included in such Corporate Unit by Treasury Securities in an aggregate principal amount at maturity equal to the aggregate principal amount of such Pledged Note, or (y) the substitution for the Pledged Applicable Ownership Interest in the Treasury


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Portfolio included in such Corporate Unit by Treasury Securities in an aggregate principal amount equal to such Pledged Applicable Ownership Interest in the Treasury Portfolio, or (ii) with respect to a Treasury Unit, (x) the substitution for the Pledged Treasury Securities included in such Treasury Unit (if the Applicable Ownership Interest in the Treasury Portfolio has not replaced the Note as a component of Corporate Units) by Notes in an aggregate principal amount equal to the aggregate principal amount at stated maturity of the Pledged Treasury Securities, or (y) the substitution for the Pledged Treasury Securities included in such Treasury Unit (if the Applicable Ownership Interest in the Treasury Portfolio has replaced the Note as a component of Corporate Units), the appropriate Applicable Ownership Interest in the Treasury Portfolio.

       "COMPANY" means the Person named as the "COMPANY" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provision of this Agreement, and thereafter "COMPANY" shall mean such successor.

       "CONSTITUENT PERSON" has the meaning set forth in Section 5.04(b).

       "CONTRACT ADJUSTMENT PAYMENTS" means the payments payable by the Company on the Payment Dates in respect of each Purchase Contract, at a rate per year of ______% of the Stated Amount per Purchase Contract.

       "CORPORATE TRUST OFFICE" means the office of the Purchase Contract Agent at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at ______,
Fax: ______, Attn: ______.

       "CORPORATE UNIT" means the collective rights and obligations of a Holder of a Corporate Units Certificate in respect of the Notes or an appropriate Applicable Ownership Interest in the Treasury Portfolio, as the case may be, subject in each case (except for the appropriate Applicable Ownership Interest specified in clause (ii) of the definition of such term) to the Pledge thereof, and the related Purchase Contract.

       "CORPORATE UNITS CERTIFICATE" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Corporate Units specified on such certificate.

       "COUPON RATE" means the percentage rate per annum at which each Note will bear interest initially.

       "CURRENT MARKET PRICE" has the meaning set forth in Section 5.04(a)(8).

       "CUSTODIAL AGENT" means ______, a banking corporation with trust powers, duly organized and existing under the laws of the State of ______, as Custodial Agent under the Pledge Agreement until a successor Custodial Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "CUSTODIAL AGENT" shall mean the Person who is then the Custodial Agent thereunder.

       "DEFERRED CONTRACT ADJUSTMENT PAYMENTS" has the meaning provided in
Section 5.11.


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       "DEPOSITARY" means a clearing agency registered under Section 17A of the
Exchange Act that is designated to act as Depositary for the Units as contemplated by Sections 3.06 and 3.08.

       "DEPOSITARY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book entry transfers and pledges of securities deposited with the Depositary.

       "DTC" means The Depository Trust Company.

       "EARLY SETTLEMENT" has the meaning set forth in Section 5.07.

       "EARLY SETTLEMENT AMOUNT" has the meaning set forth in Section 5.07.

       "EARLY SETTLEMENT DATE" has the meaning set forth in Section 5.07.

       "EARLY SETTLEMENT RATE" has the meaning set forth in Section 5.07.

       "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

       "EXCHANGE ACT" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

       "EXCHANGE PROPERTY" has the meaning set forth in Section 5.04(b).

       "EXPIRATION DATE" has the meaning set forth in Section 1.04(e).

       "EXPIRATION TIME" has the meaning set forth in Section 5.04(a)(6).

       "EXTENSION PERIOD" has the meaning set forth in Section 5.11(a). "FAILED FINAL REMARKETING" has the meaning set forth in Section 5.02(d).

       "FAILED INITIAL REMARKETING" has the meaning set forth in Section
5.02(a).

       "FAILED REMARKETING" shall mean any of (i) a Failed Initial Remarketing,
(ii) a Failed Second Remarketing, (iii) a Failed Third Remarketing or (iv) a Failed Final Remarketing.

       "FAILED SECOND REMARKETING" has the meaning set forth in Section 5.02(b).

       "FAILED THIRD REMARKETING" has the meaning set forth in Section 5.02(b).

       "FINAL REMARKETING" has the meaning set forth in Section 5.02(d).

       "FINAL REMARKETING DATE" means the third Business Day immediately preceding the Purchase Contract Settlement Date.

       "FINAL REMARKETING FEE" has the meaning set forth in Section 5.02(d).


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       "GLOBAL CERTIFICATE" means a Certificate that evidences all or part of the Units and is registered in the name of the Depositary or a nominee thereof.

       "HOLDER" means, with respect to a Unit, the Person in whose name the Unit evidenced by a Certificate is registered in the Security Register; provided, however, that solely for the purpose of determining whether the Holders of the requisite number of Units have voted on any matter (and not for any other purpose hereunder), if the Unit remains in the form of one or more Global Certificates and if the Depositary that is the registered holder of such Global Certificate has sent an omnibus proxy assigning voting rights to the Depositary Participants to whose accounts the Units are credited on the record date, the term "HOLDER" shall mean such Depositary Participant acting at the direction of the Beneficial Owners.

       "INDENTURE" means the Subordinated Indenture, dated as of April ______, 2003, between the Company and the Indenture Trustee (including any provisions of the TIA that are deemed incorporated therein), as supplemented by Supplemental Indenture No. 1 dated as of the date hereof, pursuant to which the Notes will be issued.

       "INDENTURE TRUSTEE" means ______, as trustee under the Indenture, or any successor thereto.

       "INITIAL REMARKETING" has the meaning set forth in Section 5.02(a).

       "INITIAL REMARKETING DATE" means the third Business Day immediately preceding ______.

       "ISSUER ORDER" or "ISSUER REQUEST" means a written order or request signed in the name of the Company by (i) either its Chief Executive Officer, its President or one of its Vice Presidents, and (ii) either its Corporate Secretary or one of its Assistant Corporate Secretaries or its Treasurer or one of its Assistant Treasurers, and delivered to the Purchase Contract Agent.

       "NON-ELECTING SHARE" has the meaning set forth in Section 5.04(b).

       "NOTES" means the series of notes designated the ______% Notes due ______ to be issued by the Company under the Indenture.

       "NYSE" has the meaning set forth in Section 5.01.

       "OFFICERS' CERTIFICATE" means a certificate signed by (i) either the Company's Chief Executive Officer, its President or one of its Vice Presidents, and (ii) either the Company's Corporate Secretary or one of its Assistant Corporate Secretaries or its Treasurer or one of its Assistant Treasurers, and delivered to the Purchase Contract Agent. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Agreement (other than the Officers' Certificate provided for in Section 10.05) shall include:

              (i) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;


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              (ii) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

              (iii) a statement that, in the opinion of each such officer, each such officer has made such examination or investigation as is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (iv) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

       "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel to the Company (and who may be an employee of the Company), and who shall be reasonably acceptable to the Purchase Contract Agent. An opinion of counsel may rely on certificates as to matters of fact.

       "ORDINARY SHARES" means the ordinary shares, par value $0.01 per share, of the Company.

       "OUTSTANDING UNITS" means, with respect to any Unit and as of the date of determination, all Units evidenced by Certificates theretofore authenticated, executed and delivered under this Agreement, except:

              (i) if a Termination Event has occurred, (x) Corporate Units for which the underlying Notes or Applicable Ownership Interests in the Treasury Portfolio have been theretofore deposited with the Purchase Contract Agent in trust for the Holders of such Corporate Units and (y) Treasury Units;

              (v) Units evidenced by Certificates theretofore cancelled by the Purchase Contract Agent or delivered to the Purchase Contract Agent for cancellation or deemed cancelled pursuant to the provisions of this Agreement; and

              (vi) Units evidenced by Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Purchase Contract Agent proof satisfactory to it that such Certificate is held by a protected purchaser in whose hands the Units evidenced by such Certificate are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite number of the Units have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Units owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding Units, except that, in determining whether the Purchase Contract Agent shall be authorized and protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Units that a Responsible Officer of the Purchase Contract Agent actually knows to be so owned shall be so disregarded. Units so owned that have been pledged in good faith may be regarded as Outstanding Units if the pledgee establishes to the


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satisfaction of the Purchase Contract Agent the pledgee's right so to act with respect to such Units and that the pledgee is not the Company or any Affiliate of the Company.

       "PAYMENT DATE" means each ______, ______, ______, and ______, of each year, commencing ______.

       "PERMITTED INVESTMENTS" has the meaning set forth in Section 1.01(d) of the Pledge Agreement.

       "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity of whatever nature.

       "PLAN" means an employee benefit plan that is subject to ERISA, a plan or individual retirement account that is subject to Section 4975 of the Code or any entity whose assets are considered assets of any such plan.

       "PLEDGE" means the pledge under the Pledge Agreement of the Notes, the Treasury Securities or the appropriate Applicable Ownership Interest (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, in each case constituting a part of the Units (it being understood that the appropriate Applicable Ownership Interest (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio shall not be subject to the Pledge).

       "PLEDGE AGREEMENT" means the Pledge Agreement, dated as of ______, among the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, on its own behalf and as attorney-in-fact for the Holders from time to time of the Units, as amended from time to time.

       "PLEDGED APPLICABLE OWNERSHIP INTERESTS" has the meaning set forth in
Section 1.01(d) of the Pledge Agreement.

       "PLEDGED NOTES" has the meaning set forth in Section 1.01(d) of the Pledge Agreement.

       "PLEDGED TREASURY SECURITIES" has the meaning set forth in Section 1.01(d) of the Pledge Agreement.

       "PREDECESSOR CERTIFICATE" means a Predecessor Corporate Units Certificate or a Predecessor Treasury Units Certificate.

       "PREDECESSOR CORPORATE UNITS CERTIFICATE" of any particular Corporate Units Certificate means every previous Corporate Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Corporate Units evidenced thereby; and, for the purposes of this definition, any Corporate Units Certificate authenticated and delivered under
Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Corporate Units Certificate shall be deemed to evidence the same rights and obligations of


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the Company and the Holder as the mutilated, destroyed, lost or stolen Corporate
Units Certificate.

       "PREDECESSOR TREASURY UNITS CERTIFICATE" of any particular Treasury Units Certificate means every previous Treasury Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Treasury Units evidenced thereby; and, for the purposes of this definition, any Treasury Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Treasury Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Treasury Units Certificate.

       "PRIMARY TREASURY DEALER" shall mean a primary U.S. government securities dealer.

       "PROCEEDS" has the meaning set forth in Section 1.01(d) of the Pledge Agreement.

       "PRO RATA" shall mean pro rata to each Holder according to the aggregate Stated Amount of the Units held by such Holder in relation to the aggregate Stated Amount of all Units outstanding.

       "PROSPECTUS" means the prospectus relating to the delivery of shares of any securities in connection with an Early Settlement pursuant to Section 5.07 or a Cash Merger Early Settlement of Purchase Contracts pursuant to Section 5.04(b)(2), in the form in which first filed, or transmitted for filing, with the Securities and Exchange Commission after the effective date of the Registration Statement pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein as of the date of such Prospectus.

       "PURCHASE CONTRACT" means, with respect to any Unit, the contract forming a part of such Unit and obligating the Company to (i) sell, and the Holder of such Unit to purchase, shares of Ordinary Shares and (ii) pay the Holder thereof Contract Adjustment Payments, in each case on the terms and subject to the conditions set forth in Article Five hereof.

       "PURCHASE CONTRACT AGENT" means the Person named as the "PURCHASE CONTRACT AGENT" in the first paragraph of this Agreement until a successor Purchase Contract Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "PURCHASE CONTRACT AGENT" shall mean such Person or any subsequent successor who is appointed pursuant to this Agreement.

       "PURCHASE CONTRACT SETTLEMENT DATE" means ______.

       "PURCHASE CONTRACT SETTLEMENT FUND" has the meaning set forth in Section 5.03.

       "PURCHASE PRICE" has the meaning set forth in Section 5.01.

       "PURCHASED SHARES" has the meaning set forth in Section 5.04(a)(6).

       "QUOTATION AGENT" means any Primary Treasury Dealer selected by the Company.

       "RECORD DATE" for any distribution and Contract Adjustment Payment payable on any Payment Date means, as to any Global Certificate or any other Certificate, the first business day of the calendar month in which the relevant Payment Date falls; provided that the Company may, at its option, select any other day as the Record Date for any Payment Date so long as such Record Date selected is more than one Business Day but fewer than 60 Business Days prior to such Payment Date.

       "REDEMPTION AMOUNT" has the meaning set forth in Section 1.02(e) of the Supplemental Indenture No. 1.

       "REDEMPTION PRICE" has the meaning set forth in Section 1.02(e) of the Supplemental Indenture No. 1.

       "REFERENCE DEALER" means a dealer engaged in trading of convertible securities.

       "REFERENCE PRICE" has the meaning set forth in Section 5.01.

       "REGISTRATION STATEMENT" means a registration statement under the Securities Act prepared by the Company covering, inter alia, the delivery by the Company of any securities in connection with an Early Settlement on the Early Settlement Date or a Cash Merger Early Settlement of Purchase Contracts on the Cash Merger Early Settlement Date under Section 5.04(b)(2), including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statement, and any post-effective amendments thereto.

       "REMARKETING" means the remarketing of the Notes by the Remarketing Agent pursuant to the Remarketing Agreement.

       "REMARKETING AGENT" means ______, any successor remarketing agent appointed by the Company pursuant to the Remarketing Agreement.

       "REMARKETING AGREEMENT" means the Remarketing Agreement, dated as of ______, 200__, among the Company, the Remarketing Agent and the Purchase Contract Agent, as amended from time to time.

       "REMARKETING DATE" means any of (i) the Initial Remarketing Date, (ii) the Second Remarketing Date, (iii) the Third Remarketing Date and (iv) the Final Remarketing Date.

       "REMARKETING FEE" has the meaning set forth in Section 5.02(a).

       "REMARKETING PER NOTE PRICE" means the Treasury Portfolio Purchase Price divided by the number of Notes held as components of Corporate Units and remarketed in the Initial Remarketing, the Second Remarketing or the Third Remarketing, as the case may be.

       "REORGANIZATION EVENT" has the meaning set forth in Section 5.04(b).

       "RESET RATE" has the meaning set forth in Section 1.02(e) of the Supplemental Indenture No. 1.

       "RESPONSIBLE OFFICER" means, with respect to the Purchase Contract Agent, any officer within the corporate trust department of the Purchase Contract Agent, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Purchase Contract Agent who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Purchase Contract Agreement.

       "RIGHTS" has the meaning set forth in Section 5.04(a)(11).

       "RIGHTS AGREEMENT" has the meaning set forth in Section 5.04(a)(11).

       "SECOND REMARKETING" has the meaning set forth in Section 5.02(b).

       "SECOND REMARKETING DATE" means the third Business Day immediately preceding ______, 200__.

       "SECURITIES ACT" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

       "SECURITIES INTERMEDIARY" means ______, a banking corporation with trust powers, duly organized and existing under the laws of the State of ______, as Securities Intermediary under the Pledge Agreement until a successor Securities Intermediary shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "SECURITIES INTERMEDIARY" shall mean such successor or any subsequent successor who is appointed pursuant to the Pledge Agreement.

       "SECURITY REGISTER" and "SECURITIES REGISTRAR" have the respective meanings set forth in Section 3.05.

       "SENIOR INDEBTEDNESS" has the meaning set forth in Section ______ of the Base Indenture.

       "SEPARATE NOTES" means Notes that are no longer a component of Corporate Units.

       "SEPARATE NOTES PURCHASE PRICE" means the amount in cash equal to the product of the Remarketing Per Note Price multiplied by the number of Separate Notes remarketed in the Initial Remarketing, the Second Remarketing or the Third Remarketing, as the case may be.

       "SETTLEMENT RATE" has the meaning set forth in Section 5.01.

       "SPECIAL EVENT" has the meaning set forth in Section ______ of the Supplemental Indenture No. 1.

       "SPECIAL EVENT REDEMPTION" means the redemption of the Notes pursuant to the Indenture following the occurrence of a Special Event.

       "SPECIAL EVENT REDEMPTION DATE" means the date upon which a Special Event Redemption is scheduled to occur pursuant to the Indenture.

       "STATED AMOUNT" means $______.

       "SUCCESSFUL FINAL REMARKETING" has the meaning set forth in Section 5.02(d).

       "SUCCESSFUL INITIAL REMARKETING" has the meaning set forth in Section 5.02(a).

       "SUCCESSFUL REMARKETING" means any of (i) a Successful Initial Remarketing, (ii) a Successful Second Remarketing, (iii) a Successful Third Remarketing or (iv) a Successful Final Remarketing.

       "SUCCESSFUL SECOND REMARKETING" has the meaning set forth in Section 5.02(b).

       "SUCCESSFUL THIRD REMARKETING" has the meaning set forth in Section 5.02(b).

       "SUPPLEMENTAL INDENTURE NO. 1" means the Supplemental Indenture No. 1 dated as of the date hereof between the Company and the Indenture Trustee.

       "TAX EVENT" has the meaning set forth in Section ______ of the Supplemental Indenture No. 1.

       "TERMINATION DATE" means the date, if any, on which a Termination Event occurs.

       "TERMINATION EVENT" means the occurrence of any of the following events:

              (i) at any time on or prior to the Purchase Contract Settlement Date, a judgment, decree or court order shall have been entered granting relief under the Bankruptcy Code, adjudicating the Company to be insolvent, or approving as properly filed a petition seeking reorganization or liquidation of the Company or any other similar applicable Federal or state law and if such judgment, decree or order shall have been entered more than 60 days prior to the Purchase Contract Settlement Date, such decree or order shall have continued undischarged and unstayed for a period of 60 days;

              (vii) at any time on or prior to the Purchase Contract Settlement Date, a judgment, decree or court order for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or for the termination or liquidation of its affairs, shall have been entered and if such judgment, decree or order shall have been entered more than 60 days prior to the Purchase Contract Settlement Date, such judgment, decree or order shall have continued undischarged and unstayed for a period of 60 days; or

              (viii) at any time on or prior to the Purchase Contract Settlement Date, the Company shall file a petition for relief under the Bankruptcy Code, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization or liquidation under the Bankruptcy Code or any other similar applicable Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

       "THIRD REMARKETING" has the meaning set forth in Section 5.02(b).

       "THIRD REMARKETING DATE" means the third Business Day immediately preceding ______, 200__.

       "THRESHOLD APPRECIATION PRICE" has the meaning set forth in Section 5.01.

       "TIA" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

       "TRADING DAY" has the meaning set forth in Section 5.01.

       "TREASURY PORTFOLIO" means a portfolio of (i) U.S. treasury securities (or principal or interest strips thereof) that mature on or prior to ______, 200__ in an aggregate amount at maturity equal to the Applicable Principal Amount, and (ii) (x) in the case of a Successful Remarketing prior to the Final Remarketing Date, for the scheduled Payment Date on the Notes that occurs on the Purchase Contract Settlement Date, U.S. treasury securities (or principal or interest strips thereof) that mature on or prior to ______, 200__ in an aggregate amount at maturity equal to the aggregate interest payment (assuming no reset of the interest rate) that would have been due on the Purchase Contract Settlement Date on the Applicable Principal Amount, and (y) in the case of a Special Event Redemption, for each scheduled Payment Date that occurs after the Special Event Redemption Date to and including the Purchase Contract Settlement Date, U.S. treasury securities (or principal or interest strips thereof) that mature on or prior to the business day immediately preceding such scheduled Payment Date in an aggregate amount at maturity equal to the aggregate interest payment (assuming no reset of the interest rate) that would have been due on such scheduled Payment Date on the Applicable Principal Amount.

       "TREASURY PORTFOLIO PURCHASE PRICE" means the lowest aggregate ask-side price quoted by a Primary Treasury Dealer to the Quotation Agent between 9:00 a.m. and 11:00 a.m. (New York City time) (i) in the case of a Special Event Redemption, on the third Business Day immediately preceding the Special Event Redemption Date for the purchase of the applicable Treasury Portfolio for settlement on the Special Event Redemption Date, and (ii) in the case of any Successful Remarketing prior to the Final Remarketing Date, on the date of such Successful Remarketing for the purchase of the applicable Treasury Portfolio for settlement on the third Business Day immediately following the date of such Successful Remarketing.

       "TREASURY SECURITIES" means zero-coupon U.S. treasury securities that mature on ______, 200__ (CUSIP No. __________).

       "TREASURY UNIT" means, following the substitution of Treasury Securities for Pledged Notes or the Pledged Applicable Ownership Interest in the Treasury Portfolio as collateral to secure a Holder's obligations under the Purchase Contract, the collective rights and obligations of a Holder of a Treasury Units Certificate in respect of such Treasury Securities, subject to the Pledge thereof, and the related Purchase Contract.

       "TREASURY UNITS CERTIFICATE" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Treasury Unit specified on such certificate.

       "UNDERWRITERS" means the underwriters identified in Schedule ______ to the Underwriting Agreement.

       "UNDERWRITING AGREEMENT" means the Underwriting Agreement, dated ______, 200__, among the Company and the Underwriters, including the Pricing Agreement referred to therein.

       "UNIT" means a Corporate Unit or a Treasury Unit, as the case may be.

       "VICE PRESIDENT" means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

       SECTION 1.02. Compliance Certificates and Opinions.

       Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Purchase Contract Agent to take any action in accordance with any provision of this Agreement, the Company shall furnish to the Purchase Contract Agent an Officers' Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and, if requested by the Purchase Contract Agent, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

       Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement (other than the Officers' Certificate provided for in Section 10.05) shall include:

              (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

              (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (iii) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

       SECTION 1.03. Form of Documents Delivered to Purchase Contract Agent.

       In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which its certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

       Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

       SECTION 1.04. Acts of Holders; Record Dates.

       (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Purchase Contract Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.01) conclusive in favor of the Purchase Contract Agent and the Company, if made in the manner provided in this Section.

       (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Purchase Contract Agent deems sufficient.

       (c) The ownership of Units shall be proved by the Security Register.

       (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Unit shall bind every future Holder of the same Unit and the Holder of every Certificate evidencing such Unit issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Purchase Contract Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Certificate.

       (e) The Company may set any date as a record date for the purpose of determining the Holders of Outstanding Units entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Units. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Corporate Units and the Outstanding Treasury Units, as the case may be, on such record date, and no other Holders, shall be entitled to take the relevant action with respect to the Corporate Units or the Treasury Units, as the case may be, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken prior to or on the applicable Expiration Date by Holders of the requisite number of Outstanding Units on such record date. Nothing contained in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and be of no effect), and nothing contained in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Units on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Purchase Contract Agent in writing and to each Holder of Units in the manner set forth in Section 1.06.

       With respect to any record date set pursuant to this Section 1.04(e), the Company may designate any date as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Purchase Contract Agent in writing, and to each Holder of Units in the manner set forth in Section 1.06, prior to or on the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the Company shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

       SECTION 1.05. Notices.

       Any notice or communication is duly given if in writing and delivered in Person or mailed by first-class mail (registered or certified, return receipt requested), telecopier (with receipt confirmed) or overnight air courier guaranteeing next day delivery, to the others' address; provided that notice shall be deemed given to the Purchase Contract Agent only upon receipt thereof:

         If to the Purchase Contract Agent:

                  ------

         If to the Company:

                  Scottish Annuity & Life Holdings, Ltd.
                  P.O. Box 2939
                  Crown House, Third Floor
                  4 Par-la-Ville Road
                  Hamilton HMMX, Bermuda
                  Attention:  General Counsel
                  Telephone:  (441) 295-4451
                  Fax:  (441) 295-7576

         If to the Collateral Agent:

                  ------

         If to the Indenture Trustee:

                  ------

       The Purchase Contract Agent shall send to the Indenture Trustee at the telecopier number set forth above a copy of any notices in the form of Exhibits C, D, E or F it sends or receives.

       SECTION 1.06. Notice to Holders; Waiver.

       Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Purchase Contract Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

       In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Purchase Contract Agent shall constitute a sufficient notification for every purpose hereunder.

       SECTION 1.07. Effect of Headings and Table of Contents.

       The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

       SECTION 1.08. Successors and Assigns.

       All covenants and agreements in this Agreement by the Company and the Purchase Contract Agent shall bind their respective successors and assigns, whether so expressed or not.

       SECTION 1.09. Separability Clause.

       In case any provision in this Agreement or in the Units shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

       SECTION 1.10. Benefits of Agreement.

       Nothing contained in this Agreement or in the Units, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Units evidenced by their Certificates by their acceptance of delivery of such Certificates.

       SECTION 1.11. Governing Law.

       This Agreement and the Units shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of law provisions thereof.

       SECTION 1.12. Legal Holidays.

       In any case where any Payment Date shall not be a Business Day (notwithstanding any other provision of this Agreement or the Units), Contract Adjustment Payments or other distributions shall not be paid on such date, but Contract Adjustment Payments or such other distributions shall be paid on the next succeeding Business Day, unless such Business Day is in the next succeeding calendar year, in which case such Contract Adjustment Payments or other distributions shall be paid on the immediately preceding Business Day, in each case with the same force and effect as if made on such scheduled Payment Date; provided that no interest shall accrue or be payable by the Company to any Holder in respect of such payment or distribution for the period from and after any such scheduled Payment Date.

       In any case where the Purchase Contract Settlement Date or any Early Settlement Date or Cash Merger Early Settlement Date shall not be a Business Day (notwithstanding any other provision of this Agreement or the Units), Purchase Contracts shall not be performed and Early Settlement and Cash Merger Early Settlement shall not be effected on such date, but Purchase Contracts shall be performed or Early Settlement or Cash Merger Early Settlement shall be effected, as applicable, on the next succeeding Business Day with the same force and effect as if made on such Purchase Contract Settlement Date, Early Settlement Date or Cash Merger Early Settlement Date, as applicable.

       SECTION 1.13. Counterparts.

       This Agreement may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

       SECTION 1.14. Inspection of Agreement.

       A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder or Beneficial Owner.

       SECTION 1.15. Appointment of Financial Institution as Agent for the Company.

       The Company may appoint a financial institution (which may be the Collateral Agent) to act as its agent in performing its obligations and in accepting and enforcing performance of the obligations of the Purchase Contract Agent and the Holders, under this Agreement and the Purchase Contracts, by giving notice of such appointment in the manner provided in Section 1.05 hereof. Any such appointment shall not relieve the Company in any way from its obligations hereunder.

       SECTION 1.16. No Waiver.

       No failure on the part of the Company, the Purchase Contract Agent, the Collateral Agent, the Securities Intermediary or any of their respective agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Company, the Collateral Agent, the Securities Intermediary or any of their respective agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                                   ARTICLE II

                                CERTIFICATE FORMS

       SECTION 2.01. Forms of Certificates Generally.

       The Certificates (including the form of Purchase Contract forming part of each Unit evidenced thereby) shall be in substantially the form set forth in Exhibit A hereto (in the case of Certificates evidencing Corporate Units) or Exhibit B hereto (in the case of Certificates evidencing Treasury Units), with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Units are listed or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

       The definitive Certificates shall be produced in any manner as determined by the officers of the Company executing the Units evidenced by such Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

       Every Global Certificate authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

       THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

       UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REQUESTED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

       SECTION 2.02. Form of Purchase Contract Agent's Certificate of Authentication.

       The form of the Purchase Contract Agent's certificate of authentication of the Units shall be in substantially the form set forth on the form of the applicable Certificates.

                                   ARTICLE III

                                    THE UNITS

       SECTION 3.01. Amount; Form and Denominations.

       The aggregate number of Units evidenced by Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to ______ (or ______ if the over-allotment option granted to the Underwriters pursuant to the Underwriting Agreement is exercised in full), except for Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Certificates pursuant to Sections 3.04, 3.05, 3.09, 3.10, 3.13, 3.14 or 8.05.

       The Certificates shall be issuable only in registered form and only in denominations of a single Corporate Unit or Treasury Unit and any integral multiple thereof.

       SECTION 3.02. Rights and Obligations Evidenced by the Certificates.

       Each Corporate Units Certificate shall evidence the number of Corporate Units specified therein, with each such Corporate Unit representing (1) the ownership by the Holder thereof of a beneficial interest in a Note or the Applicable Ownership Interest in the Treasury Portfolio, as the case may be, subject to the Pledge of such Note or the Applicable Ownership Interest (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, by such Holder pursuant to the Pledge Agreement, and (2) the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Purchase Contract Agent is hereby authorized, as attorney-in-fact for, and on behalf of, the Holder of each Corporate Unit, to pledge, pursuant to the Pledge Agreement, the Note and the Applicable Ownership Interest (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, if any, forming a part of such Corporate Unit, to the Collateral Agent for the benefit of the Company, and to grant to the Collateral Agent, for the benefit of the Company, a security interest in the right, title and interest of such Holder in such Note and the Applicable Ownership Interest (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, if any, to secure the obligation of the Holder under each Purchase Contract to purchase shares of Ordinary Shares.

       Upon the formation of a Treasury Unit pursuant to Section 3.13, each Treasury Unit Certificate shall evidence the number of Treasury Units specified therein, with each such Treasury Unit representing (1) the ownership by the Holder thereof of a ______ undivided beneficial interest in a Treasury Security with a principal amount equal to $______, subject to the Pledge of such interest by such Holder pursuant to the Pledge Agreement, and (2) the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Purchase Contract Agent is hereby authorized, as attorney-in-fact for, and on behalf of, the Holder of each Treasury Unit, to pledge, pursuant to the Pledge Agreement, such Holder's interest in the Treasury Security forming a part of such Treasury Unit to the Collateral Agent, for the benefit of the Company, and to grant to the Collateral Agent, for the benefit of the Company, a security interest in the right, title and interest of such Holder in such Treasury Security to secure the obligation of the Holder under each Purchase Contract to purchase shares of Ordinary Shares.

       Prior to the purchase of shares of Ordinary Shares under each Purchase Contract, such Purchase Contracts shall not entitle the Holder of a Unit to any of the rights of a holder of shares of Ordinary Shares, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as a shareholder of the Company.

       SECTION 3.03. Execution, Authentication, Delivery and Dating.

       Subject to the provisions of Sections 3.13 and 3.14 hereof, upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company may deliver Certificates executed by the Company to the Purchase Contract Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuer Order for authentication of such Certificates, and the Purchase Contract Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holders and deliver such Certificates.

       The Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Treasurer or one of its Vice Presidents. The signature of any of these officers on the Certificates may be manual or facsimile.

       Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

       No Purchase Contract evidenced by a Certificate shall be valid until such Certificate has been executed on behalf of the Holder by the manual signature of an authorized officer of the Purchase Contract Agent, as such Holder's attorney-in-fact. Such signature by an authorized officer of the Purchase Contract Agent shall be conclusive evidence that the Holder of such Certificate has entered into the Purchase Contracts evidenced by such Certificate.

       Each Certificate shall be dated the date of its authentication.

       No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized officer of the Purchase Contract Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

       SECTION 3.04. Temporary Certificates.

       Pending the preparation of definitive Certificates, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such definitive Certificates, temporary Certificates which are in substantially the form set forth in Exhibit A or Exhibit B hereto, as the case may be, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Corporate Units or Treasury Units, as the case may be, are listed, or as may, consistently herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

       If temporary Certificates are issued, the Company will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, at the expense of the Company and without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more definitive Certificates of like tenor and denominations and evidencing a like number of Units as the temporary Certificate or Certificates so surrendered. Until so exchanged, the temporary Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Units evidenced thereby as definitive Certificates.

       SECTION 3.05. Registration; Registration of Transfer and Exchange.

       The Purchase Contract Agent shall keep at the Corporate Trust Office a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Purchase Contract Agent shall provide for the registration of Certificates and of transfers of Certificates (the Purchase Contract Agent, in such capacity, the "Security Registrar"). The Security Registrar shall record separately the registration and transfer of the Certificates evidencing Corporate Units and Treasury Units.

       Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of any authorized denominations, like tenor, and evidencing a like number of Corporate Units or Treasury Units, as the case may be.

       At the option of the Holder, Certificates may be exchanged for other Certificates, of any authorized denominations and evidencing a like number of Corporate Units or Treasury Units, as the case may be, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver the Certificates which the Holder making the exchange is entitled to receive.

       All Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence the ownership of the same number of Corporate Units or Treasury Units, as the case may be, and be entitled to the same benefits and subject to the same obligations under this Agreement as the Corporate Units or Treasury Units, as the case may be, evidenced by the Certificate surrendered upon such registration of transfer or exchange.

       Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Purchase Contract Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Purchase Contract Agent duly executed, by the Holder thereof or its attorney duly authorized in writing.

       No service charge shall be made for any registration of transfer or exchange of a Certificate, but the Company and the Purchase Contract Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges pursuant to Sections 3.04, 3.06 and 8.05 not involving any transfer.

       Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver any Certificate in exchange for any other Certificate presented or surrendered for registration of transfer or for exchange on or after the Business Day immediately preceding the earliest to occur of any Early Settlement Date with respect to such Certificate, any Cash Merger Early Settlement Date with respect to such Certificate, the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Purchase Contract Agent shall:

              (i) if the Purchase Contract Settlement Date (including upon any Cash Settlement) or an Early Settlement Date or a Cash Merger Early Settlement Date with respect to such other Certificate has occurred, deliver the shares of Ordinary Shares issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such other Certificate; or

              (ii) if a Termination Event shall have occurred prior to the Purchase Contract Settlement Date, transfer the Notes, the Treasury Securities, or the appropriate Applicable Ownership Interest in the Treasury Portfolio, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Section 3.15 and Article Five hereof.

       The Purchase Contract Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Agreement or under applicable law with respect to any transfer of any interest in any Certificates (including any transfers between or among Depositary Participants or beneficial owners of interests in any Certificate in global form) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, and to do so if and when expressly required by the terms of, this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

       The Purchase Contract Agent shall have no responsibility for any actions taken or not taken by the Depositary.

       SECTION 3.06. Book-Entry Interests.

       The Certificates, on original issuance, will be issued in the form of one or more fully registered Global Certificates, to be delivered to the Depositary or its custodian by, or on behalf of, the Company. The Company hereby designates DTC as the initial Depositary. Such Global Certificates shall initially be registered on the books and records of the Company in the name of Cede & Co., the nominee of the Depositary, and no Beneficial Owner will receive a definitive Certificate representing such Beneficial Owner's interest in such Global Certificate, except as provided in Section 3.09. The Purchase Contract Agent shall enter into an agreement with the Depositary if so requested by the Company. Unless and until definitive, fully registered Certificates have been issued to Beneficial Owners pursuant to Section 3.09:

              (i) the provisions of this Section 3.06 shall be in full force and effect;

              (ii) the Company shall be entitled to deal with the Depositary for all purposes of this Agreement (including, without limitation, making Contract Adjustment Payments and receiving approvals, votes or consents hereunder) as the Holder of the Units and the sole holder of the Global Certificates and shall have no obligation to the Beneficial Owners;

              (iii) to the extent that the provisions of this Section 3.06 conflict with any other provisions of this Agreement, the provisions of this Section 3.06 shall control; and

              (iv) the rights of the Beneficial Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Beneficial Owners and the Depositary or the Depositary Participants.

Transfers of securities evidenced by Global Certificates shall be made through the facilities of the Depositary, and any cancellation of, or increase or decrease in the number of, such securities (including the creation of Treasury Units and the recreation of Corporate Units pursuant to Sections 3.13 and 3.14 respectively) shall be accomplished by making appropriate annotations on the Schedule of Increases and Decreases for such Global Certificate.

       SECTION 3.07. Notices to Holders.

       Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company's agent shall give such notices and communications to the Holders and, with respect to any Units registered in the name of the Depositary or the nominee of the Depositary, the Company or the Company's agent shall, except as set forth herein, have no obligations to the Beneficial Owners.

       SECTION 3.08. Appointment of Successor Depositary.

       If the Depositary elects to discontinue its services as securities depositary with respect to the Units, the Company may, in its sole discretion, appoint a successor Depositary with respect to the Units.

       SECTION 3.09. Definitive Certificates.

       If:

              (i) the Depositary notifies the Company that it is unwilling or unable to continue its services as securities depositary with respect to the Units and no successor Depositary has been appointed pursuant to
       Section 3.08 within 90 days after such notice; or

              (ii) the Depositary ceases to be a "clearing agency" registered under Section 17A of the Exchange Act when the Depositary is required to be so registered to act as the Depositary and so notifies the Company, and no successor Depositary has been appointed pursuant to Section 3.08 within 90 days after such notice; or

              (iii) the Company determines in its discretion that the Global Certificates shall be exchangeable for definitive Certificates,

then (x) definitive Certificates shall be prepared by the Company with respect to such Units and delivered to the Purchase Contract Agent and (y) upon surrender of the Global Certificates representing the Units by the Depositary, accompanied by registration instructions, the Company shall cause definitive Certificates to be delivered to Beneficial Owners in accordance with the instructions of the Depositary. The Company and the Purchase Contract Agent shall not be liable for any delay in delivery of such instructions and may conclusively rely on and shall be authorized and protected in relying on, such instructions. Each definitive Certificate so delivered shall evidence Units of the same kind and tenor as the Global Certificate so surrendered in respect thereof.

       SECTION 3.10. Mutilated, Destroyed, Lost and Stolen Certificates.

       If any mutilated Certificate is surrendered to the Purchase Contract Agent, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Certificate, evidencing the same number of Corporate Units or Treasury Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

       If there shall be delivered to the Company and the Purchase Contract Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) such security or indemnity as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Purchase Contract Agent that such Certificate has been acquired by a protected purchaser, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate, evidencing the same number of Corporate Units or Treasury Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

       Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall not be obligated to authenticate, execute on behalf of the Holder, and deliver to the Holder, a Certificate on or after the Business Day immediately preceding the earliest of any Early Settlement Date with respect to such lost or mutilated Certificate, any Cash Merger Early Settlement Date with respect to such lost or mutilated Certificate, the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Purchase Contract Agent shall:

              (i) if the Purchase Contract Settlement Date or Early Settlement Date or Cash Merger Early Settlement Date with respect to such lost, stolen, destroyed or mutilated Certificate has occurred, deliver the shares of Ordinary Shares issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such Certificate; or

              (ii) if a Cash Settlement with respect to such lost or mutilated Certificate or if a Termination Event shall have occurred prior to the Purchase Contract Settlement Date, transfer the Notes, the Treasury Securities or the appropriate Applicable Ownership Interest (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of
       Section 3.15 and Article Five hereof.

       Upon the issuance of any new Certificate under this Section, the Company and the Purchase Contract Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other fees and expenses (including, without limitation, the fees and expenses of the Purchase Contract Agent) connected therewith.

       Every new Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Company and of the Holder in respect of the Units evidenced thereby, whether or not the destroyed, lost or stolen Certificate (and the Units evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Certificates delivered hereunder.

       The provisions of this Section are exclusive and shall preclude, to the extent lawful, all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

       SECTION 3.11. Persons Deemed Owners.

       Prior to due presentment of a Certificate for registration of transfer, the Company and the Purchase Contract Agent, and any agent of the Company or the Purchase Contract Agent, may treat the Person in whose name such Certificate is registered as the owner of the Units evidenced thereby for purposes of (subject to any applicable record date) any payment or distribution on the Notes or on the Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio (if any), as applicable, payment of Contract Adjustment Payments and performance of the Purchase Contracts and for all other purposes whatsoever in connection with such Units, whether or not such payment, distribution, or performance shall be overdue and notwithstanding any notice to the contrary, and neither the Company nor the

Purchase Contract Agent, nor any agent of the Company or the Purchase Contract Agent, shall be affected by notice to the contrary.

       Notwithstanding the foregoing, with respect to any Global Certificate, nothing contained herein shall prevent the Company, the Purchase Contract Agent or any agent of the Company or the Purchase Contract Agent, from giving effect to any written certification, proxy or other authorization furnished by the Depositary (or its nominee), as a Holder, with respect to such Global Certificate, or impair, as between such Depositary and the related Beneficial Owner, the operation of customary practices governing the exercise of rights of the Depositary (or its nominee) as Holder of such Global Certificate. None of the Company, the Purchase Contract Agent or any agent of the Company or the Purchase Contract Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Certificate or maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

       SECTION 3.12. Cancellation.

       All Certificates surrendered for delivery of shares of Ordinary Shares on or after the Purchase Contract Settlement Date or upon the transfer of Notes, or for delivery of the appropriate Applicable Ownership Interest in the Treasury Portfolio or Treasury Securities, as the case may be, after the occurrence of a Termination Event or pursuant to a Cash Settlement, an Early Settlement or a Cash Merger Early Settlement, or upon the registration of transfer or exchange of a Unit, or a Collateral Substitution or the recreation of Corporate Units shall, if surrendered to any Person other than the Purchase Contract Agent, be delivered to the Purchase Contract Agent along with appropriate written instructions regarding the cancellation thereof and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Purchase Contract Agent for cancellation any Certificates previously authenticated, executed and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon an Issuer Order, be promptly cancelled by the Purchase Contract Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates held by the Purchase Contract Agent shall be disposed of in accordance with its customary practices.

       If the Company or any Affiliate of the Company shall acquire any Certificate, such acquisition shall not operate as a cancellation of such Certificate unless and until such Certificate is delivered to the Purchase Contract Agent cancelled or with appropriate written instructions regarding the cancellation thereof.

       SECTION 3.13. Creation of Treasury Units by Substitution of Treasury Securities.

       Unless the Treasury Portfolio has replaced the Notes as a component of the Corporate Units, and subject to the conditions set forth in this Agreement, a Holder may, at any time from and after the date of this Agreement and prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, effect a Collateral Substitution and separate the Notes from the related Purchase Contracts in respect of such Holder's Corporate Units by substituting for such Notes, Treasury Securities in an aggregate principal amount at maturity equal to the aggregate principal amount of such Notes; PROVIDED THAT Holders may make Collateral Substitutions only in integral multiples of ______ Corporate Units. To effect such substitution, the Holder must:

              (1) deposit with the Securities Intermediary Treasury Securities having an aggregate principal amount at maturity equal to the aggregate principal amount of the Notes comprising part of such Corporate Units; and

              (2) transfer the related Corporate Units to the Purchase Contract Agent accompanied by a notice to the Purchase Contract Agent, substantially in the form of Exhibit C hereto, (i) stating that the Holder has deposited the relevant amount of Treasury Securities to the Securities Intermediary and (ii) requesting that the Purchase Contract Agent instruct the Collateral Agent to release the Notes underlying such Corporate Units, whereupon the Purchase Contract Agent shall promptly provide an instruction to such effect to the Collateral Agent, substantially in the form of Exhibit A to the Pledge Agreement.

       Upon receipt of the Treasury Securities described in clause (1) above and the instruction described in clause (2) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will cause the Securities Intermediary to effect the release of such Notes from the Pledge, free and clear of the Company's security interest therein, and the transfer of such Notes to the Purchase Contract Agent on behalf of the Holder. Upon receipt of such Notes, the Purchase Contract Agent shall promptly:

              (i) cancel the related Corporate Units;

              (ii) transfer the Notes to the Holder (such Notes shall be tradeable as a separate security, independent of the resulting Treasury Units); and

              (iii) authenticate, execute on behalf of such Holder and deliver a Treasury Units Certificate executed by the Company in accordance with
       Section 3.03 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Corporate Units.

       Holders who elect to separate the Notes from the related Purchase Contracts and to substitute Treasury Securities for such Notes shall be responsible for any fees or expenses (including, without limitation, fees and expenses payable to the Collateral Agent for its services as Collateral Agent) in respect of the substitution, and neither the Company nor the Purchase Contract Agent shall be responsible for any such fees or expenses.

       If the Treasury Portfolio has replaced the Notes as a component of the Corporate Units and subject to the conditions set forth in this Agreement, a Holder may, at any time on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, substitute Treasury Securities for the Applicable Ownership Interests in the Treasury Portfolio included in such Corporate Units, but only in integral multiples of ______ Corporate Units. In such an event, the Holder shall Transfer Treasury Securities having an aggregate principal amount at maturity equal to the aggregate Stated Amount of the Purchase Contracts underlying such Corporate Units to the Collateral Agent, and the Purchase Contract Agent shall instruct the Collateral Agent to release the Pledge of, and transfer to the Holder, the appropriate Applicable Ownership Interests in the Treasury Portfolio in the manner set forth above.

       In the event a Holder making a Collateral Substitution pursuant to this
Section 3.13 fails to effect a book-entry transfer of the Corporate Units or fails to deliver Corporate Units Certificates to the Purchase Contract Agent after depositing Treasury Securities with the Collateral Agent, any distributions on the Notes or Applicable Ownership Interest in the Treasury Portfolio constituting a part of such Corporate Units shall be held in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder, until such Corporate Units are so transferred or the Corporate Units Certificate is so delivered, as the case may be, or, such Holder provides evidence satisfactory to the Company and the Purchase Contract Agent that such Corporate Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Purchase Contract Agent and the Company.

       Except as described in Section 5.02 or in this Section 3.13 or in connection with a Cash Settlement, an Early Settlement, a Cash Merger Early Settlement or a Termination Event, for so long as the Purchase Contract underlying a Corporate Unit remains in effect, such Corporate Units shall not be separable into their constituent parts, and the rights and obligations of the Holder in respect of the Notes or Applicable Ownership Interests in the Treasury Portfolio, as the case may be, and the Purchase Contract comprising such Corporate Units may be acquired, and may be transferred and exchanged, only as a Corporate Unit.

       SECTION 3.14. Recreation of Corporate Units.

       Unless the Treasury Portfolio has replaced the Notes as a component of the Corporate Units, and subject to the conditions set forth in this Agreement, a Holder of Treasury Units may recreate Corporate Units at any time on or prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date; provided that Holders of Treasury Units may only recreate Corporate Units in integral multiples of ______ Treasury Units. To recreate Corporate Units, the Holder must:

              (1) transfer to the Securities Intermediary Notes having an aggregate principal amount equal to the aggregate principal amount at stated maturity of the Treasury Securities comprising part of the Treasury Units; and

              (2) transfer the related Treasury Units to the Purchase Contract Agent accompanied by a notice to the Purchase Contract Agent, substantially in the form of Exhibit C hereto, (i) stating that the Holder has transferred the relevant amount of Notes to the Securities Intermediary and
                     (ii) requesting that the Purchase Contract Agent instruct the Collateral Agent to release the Treasury Securities underlying such Treasury Units, whereupon the Purchase Contract Agent shall promptly provide an instruction to such effect to the Collateral Agent, substantially in the form of Exhibit C to the Pledge Agreement.

       Upon receipt of the Notes described in clause (1) above and the instruction described in clause (2) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will cause the Securities Intermediary to effect the release of the Treasury Securities having a corresponding aggregate principal amount at maturity from the Pledge, free and clear of the Company's security interest therein, and the transfer thereof to the Purchase Contract Agent on behalf of the Holder. Upon receipt of such Treasury Securities, the Purchase Contract Agent shall promptly:

              (i) cancel the related Treasury Units;

              (ii) transfer the Treasury Securities to the Holder; and

              (iii) authenticate, execute on behalf of such Holder and deliver a Corporate Unit Certificate executed by the Company in accordance with
       Section 3.03 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Treasury Units.

       Holders who elect to recreate Corporate Units shall be responsible for any fees or expenses (including, without limitation, fees and expenses payable to the Collateral Agent for its services as Collateral Agent) in respect of the recreation, and neither the Company nor the Purchase Contract Agent shall be responsible for any such fees or expenses.

       If the Treasury Portfolio has replaced the Notes as a component of the Corporate Units, a Holder may at any time on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date substitute the Applicable Ownership Interests in the Treasury Portfolio for Treasury Securities, but only in multiples of ______ Treasury Units. In such an event, the Holder shall Transfer to the Collateral Agent the Applicable Ownership Interests in the Treasury Portfolio in an amount such that the aggregate principal amount at maturity of the portion of such Applicable Ownership Interests specified in clause (i) of the definition of such term is equal to the aggregate Stated Amount of the Purchase Contracts underlying such Treasury Units, and the Purchase Contract Agent shall instruct the Collateral Agent to release the Pledge of, and transfer to the Holder, the appropriate Treasury Securities in the manner set forth above.

       Except as provided in Section 5.02 or in this Section 3.14 or in connection with a Cash Settlement, an Early Settlement, a Cash Merger Early Settlement or a Termination Event, for so long as the Purchase Contract underlying a Treasury Unit remains in effect, such Treasury Unit shall not be separable into its constituent parts and the rights and obligations of the Holder of such Treasury Unit in respect of the 1/40 of a Treasury Security and the Purchase Contract comprising such Treasury Unit may be acquired, and may be transferred and exchanged, only as a Treasury Unit.

       SECTION 3.15. Transfer of Collateral upon Occurrence of Termination
Event.

       Upon the occurrence of a Termination Event and the transfer to the Purchase Contract Agent of the Notes, the appropriate Applicable Ownership Interests in the Treasury Portfolio or the Treasury Securities, as the case may be, underlying the Corporate Units and the Treasury Units, as the case may be, pursuant to the terms of the Pledge Agreement, the Purchase Contract

Agent shall request transfer instructions with respect to such Notes or the appropriate Applicable Ownership Interests in the Treasury Portfolio or Treasury Securities, as the case may be, from each Holder by written request, substantially in the form of Exhibit D hereto, mailed to such Holder at its address as it appears in the Security Register.

       Upon book-entry transfer of the Corporate Units or the Treasury Units or delivery of a Corporate Units Certificate or Treasury Units Certificate to the Purchase Contract Agent with such transfer instructions, the Purchase Contract Agent shall transfer the Notes, the appropriate Applicable Ownership Interests in the Treasury Portfolio or Treasury Securities, as the case may be, underlying such Corporate Units or Treasury Units, as the case may be, to such Holder by book-entry transfer, or other appropriate procedures, in accordance with such instructions. In the event a Holder of Corporate Units or Treasury Units fails to effect such transfer or delivery, the Notes or the appropriate Applicable Ownership Interests in the Treasury Portfolio or Treasury Securities, as the case may be, underlying such Corporate Units or Treasury Units, as the case may be, and any distributions thereon, shall be held in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder, until the earlier to occur of:

              (i) the transfer of such Corporate Units or Treasury Units, the surrender of the Corporate Units Certificate or Treasury Units Certificate or the receipt by the Company and the Purchase Contract Agent from such Holder of satisfactory evidence that such Corporate Units Certificate or Treasury Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Purchase Contract Agent and the Company; and

              (ii) the expiration of the time period specified in the abandoned property laws of the state in which the Purchase Contract Agent holds such property.

       SECTION 3.16. No Consent to Assumption.

       Each Holder of a Unit, by acceptance thereof, shall be deemed expressly to have withheld any consent to the assumption under Section 365 of the Bankruptcy Code or otherwise, of the Purchase Contract by the Company or its trustee, receiver, liquidator or a person or entity performing similar functions in the event that the Company becomes the debtor under the Bankruptcy Code or subject to other similar state or Federal law providing for reorganization or liquidation.

       SECTION 3.17. CUSIP Numbers.

       The Company in issuing the Certificates may use "CUSIP" numbers (if then generally in use), and, if so, the Purchase Contract Agent shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Certificates or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Certificates, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Purchase Contract Agent of any change in the "CUSIP" numbers.

                                   ARTICLE IV

     THE NOTES AND APPLICABLE OWNERSHIP INTERESTS IN THE TREASURY PORTFOLIO

       SECTION 4.01. Interest Payments; Rights to Interest Payments Preserved.

       Any payment on any Note or on the appropriate Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio, as the case may be, which is paid on any Payment Date shall, subject to receipt thereof by the Purchase Contract Agent from the Collateral Agent as provided by the terms of the Pledge Agreement, be paid to the Person in whose name the Corporate Units Certificate (or one or more Predecessor Corporate Units Certificates) of which such Note or the appropriate Applicable Ownership Interests in the Treasury Portfolio, as the case may be, forms a part is registered at the close of business on the Record Date for such Payment Date.

       Each Corporate Units Certificate evidencing Notes or the appropriate Applicable Ownership Interests in the Treasury Portfolio delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Corporate Units Certificate shall carry the right to receive accrued and unpaid interest or distributions, and to accrue future interest or distributions, which were carried by the Notes or the appropriate Applicable Ownership Interests in the Treasury Portfolio underlying such other Corporate Units Certificate.

       In the case of any Corporate Unit with respect to which (A) Cash Settlement of the underlying Purchase Contract is properly effected pursuant to
Section 5.02 hereof, (B) Early Settlement of the underlying Purchase Contract is properly effected pursuant to Section 5.07 hereof, (C) Cash Merger Early Settlement of the underlying Purchase Contract is properly effected pursuant to
Section 5.04(b)(2) hereof, (D) a Collateral Substitution is properly effected pursuant to Section 3.13, or (E) a Successful Initial Remarketing occurs with respect to the Note that is part of such Corporate Unit, in each case on a date that is after any Record Date and prior to or on the next succeeding Payment Date, interest on the Notes or distributions on the appropriate Applicable Ownership Interests in the Treasury Portfolio, as the case may be, underlying such Corporate Unit otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Cash Settlement, Early Settlement, Cash Merger Early Settlement, Collateral Substitution or Initial Remarketing, and such payment or distributions shall, subject to receipt thereof by the Purchase Contract Agent, be payable to the Person in whose name the Corporate Units Certificate (or one or more Predecessor Corporate Units Certificates) was registered at the close of business on the Record Date.

       Except as otherwise expressly provided in the immediately preceding paragraph, in the case of any Corporate Units with respect to which Cash Settlement, Early Settlement or Cash Merger Early Settlement of the underlying Purchase Contract is properly effected, or with respect to which a Collateral Substitution has been effected, payments on the related Notes or distributions on the appropriate Applicable Ownership Interests in the Treasury Portfolio, as the case may be, that would otherwise be payable or made after the Purchase Contract Settlement Date, Early Settlement Date, Cash Merger Early Settlement Date or the date of the Collateral Substitution, as the case may be, shall not be payable hereunder to the Holder of such Corporate

Units; PROVIDED, HOWEVER, THAT to the extent that such Holder continues to hold Separate Notes or Applicable Ownership Interest in the Treasury Portfolio that formerly comprised a part of such Holder's Corporate Units, such Holder shall be entitled to receive interest on such Separate Notes or distributions on the Applicable Ownership Interests in the Treasury Portfolio.

       SECTION 4.02. Notice and Voting.

       Under the terms of the Pledge Agreement, the Purchase Contract Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Notes, but only to the extent instructed in writing by the Holders as described below. Upon receipt of notice of any meeting at which holders of Notes are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Notes, the Purchase Contract Agent shall, as soon as practicable thereafter, mail, first class, postage pre-paid, to the Holders of Corporate Units a notice:

              (i) containing such information as is contained in the notice or solicitation;

              (ii) stating that each Holder on the record date set by the Purchase Contract Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Notes, as the case may be, entitled to vote) shall be entitled to instruct the Purchase Contract Agent as to the exercise of the voting rights pertaining to such Notes underlying their Corporate Units; and

              (iii) stating the manner in which such instructions may be given.

       Upon the written request of the Holders of Corporate Units on such record date received by the Purchase Contract Agent at least six days prior to such meeting, the Purchase Contract Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Notes, as the case may be, as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Corporate Unit, the Purchase Contract Agent shall abstain from voting the Notes underlying such Corporate Unit. The Company hereby agrees, if applicable, to solicit Holders of Corporate Units to timely instruct the Purchase Contract Agent in order to enable the Purchase Contract Agent to vote such Notes.

       The Holders of Corporate Units and Treasury Units shall have no voting or other rights in respect of Ordinary Shares.

       SECTION 4.03. Special Event Redemption.

       (a) If the Company elects to redeem the Notes on any Payment Date following the occurrence of a Special Event as permitted by the Indenture, it shall notify the Collateral Agent in writing of such occurrence, of its intention to redeem the Notes and of the Special Event Redemption Date. On the Special Event Redemption Date, the Collateral Agent shall surrender the Pledged Notes to the Indenture Trustee against delivery of an amount equal to the aggregate Redemption Price for such Pledged Notes. Thereafter, pursuant to the terms of the Pledge Agreement, the Collateral Agent shall cause the Securities Intermediary to apply an amount equal to the aggregate Redemption Amount of such funds to purchase on behalf of the Holders of

Corporate Units the Treasury Portfolio and promptly remit the remaining portion of such funds to the Purchase Contract Agent for payment to the Holders of such Corporate Units.

       (b) Upon the occurrence of a Special Event Redemption, (i) the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio will be substituted as Collateral for the Pledged Notes and will be held by the Collateral Agent in accordance with the terms of the Pledge Agreement to secure the obligation of each Holder of a Corporate Unit to purchase the Ordinary Shares of the Company under the Purchase Contract constituting a part of such Corporate Unit, (ii) the Holders of Corporate Units and the Collateral Agent shall have such security interest rights and obligations with respect to such Applicable Ownership Interests (as specified in clause (i) of the definition of such term) as the Holders of Corporate Units and the Collateral Agent had in respect of the Notes, as the case may be, subject to the Pledge thereof as provided in the Pledge Agreement, and (iii) any reference herein to the Notes shall be deemed to be a reference to such Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio. The Company may cause to be made in any Corporate Units Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the substitution of the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio for Notes as Collateral.

       (c) The Holders of Separate Notes shall directly receive the redemption price for the Separate Notes.

                                    ARTICLE V

                             THE PURCHASE CONTRACTS

       SECTION 5.01. Purchase of Shares of Ordinary Shares.

       (a) Each Purchase Contract shall obligate the Holder of the related Units to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of newly issued shares of Ordinary Shares (subject to Section 5.09) equal to the Settlement Rate unless an Early Settlement, a Cash Merger Early Settlement or a Termination Event with respect to the Units of which such Purchase Contract is a part shall have occurred. The "Settlement Rate" is equal to:

              (i) if the Adjusted Applicable Market Value (as defined below) is greater than or equal to $______ (the "Threshold Appreciation Price"), ______shares of Ordinary Shares per Purchase Contract;

              (ii) if the Adjusted Applicable Market Value is less than the Threshold Appreciation Price but greater than $______ (the "Reference Price"), the number of shares of Ordinary Shares per Purchase Contact having a value equal to the Stated Amount divided by the Adjusted Applicable Market Value;

              (iii) if the Adjusted Applicable Market Value is less than or equal to the Reference Price, ______ shares of Ordinary Shares per Purchase Contract;

in each case subject to adjustment as provided in Section 5.04 (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

       The "APPLICABLE MARKET VALUE" means the average of the Closing Price per share of Ordinary Shares on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date, subject to adjustments set forth under Section 5.04 hereof.

       The "ADJUSTED APPLICABLE MARKET VALUE" means (i) prior to any adjustment of the Settlement Rate pursuant to paragraph (1), (2), (3), (4), (5), (6), (7) or (10) of Section 5.04(a), the Applicable Market Value, and (ii) at the time of and after any adjustment of the Settlement Rate pursuant to paragraph (1), (2),
(3), (4), (5), (6), (7) or (10) of Section 5.04(a), the Applicable Market Value multiplied by a fraction of which the numerator shall be the Settlement Rate immediately after such adjustment pursuant to paragraph (1), (2), (3), (4), (5),
(6), (7) or (10) of Section 5.04(a) and the denominator shall be the Settlement Rate immediately prior to such adjustment; provided, however, that if such adjustment to the Settlement Rate is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (1), (2), (3), (4),
(5), (6), (7) and (10) of Section 5.04(a) during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Settlement Rate.

       The "CLOSING PRICE" per share of Ordinary Shares on any date of determination means:

              (i) the closing sale price as of the close of the principal trading session (or, if no closing price is reported, the last reported sale price) per share on the New York Stock Exchange, Inc. (the "NYSE") on such date;

              (iv) if the Ordinary Shares are not listed for trading on the NYSE on any such date, the closing sale price (or, if no closing price is reported, the last reported sale price) per share as reported in the composite transactions for the principal United States national or regional securities exchange on which the Ordinary Shares are so listed;

              (v) if the Ordinary Shares are not so listed on a United States national or regional securities exchange, the last closing sale price per share as reported by The Nasdaq National Market, Inc.;

              (vi) if the Ordinary Shares are not so reported by the Nasdaq National Market, Inc., the last quoted bid price for the Ordinary Shares in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

              (vii) if the bid price referred to in clause (iv) is not available, the market value of Ordinary Shares on such date as determined by a nationally recognized independent investment banking firm retained by the Company for purposes of determining the Closing Price.

       A "TRADING DAY" means a day on which the Ordinary Shares (1) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (2) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Ordinary Shares.

       (b) Each Holder of a Corporate Unit or a Treasury Unit, by its acceptance of such Unit:

              (i) irrevocably authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contract on its behalf as its attorney-in-fact (including, without limitation, the execution of Certificates on behalf of such Holder);

              (ii) agrees to be bound by the terms and provisions thereof;

              (iii) covenants and agrees to perform its obligations under such Purchase Contract for so long as such Holder remains a Holder of a Corporate Unit or a Treasury Unit;

              (iv) consents to the provisions hereof;

              (v) irrevocably authorizes the Purchase Contract Agent to enter into and perform this Agreement and the Pledge Agreement on its behalf and in its name as its attorney-in-fact;

              (vi) consents to, and agrees to be bound by, the Pledge of such Holder's right, title and interest in and to the Collateral Account, including the Notes and the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio or the Treasury Securities pursuant to the Pledge Agreement; and

              (vii) for United States federal, state and local income and franchise tax purposes, agrees to (i) treat an acquisition of the Corporate Units as an acquisition of the Note and Purchase Contract constituting the Corporate Units, (ii) treat the Notes as indebtedness and (iii) treat itself as the owner of the applicable interest in the Collateral Account, including the Notes and the Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of the definition of such term) or the Treasury Securities, provided that upon a Termination Event, the rights of the Holder of such Units under the Purchase Contract may be enforced without regard to any other rights or obligations.

       (c) Each Holder of a Corporate Unit or a Treasury Unit, by its acceptance thereof, further covenants and agrees that to the extent and in the manner provided in Section 5.02 and the Pledge Agreement, but subject to the terms thereof, Proceeds of the Notes, the Treasury Securities or the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as applicable, on the Purchase Contract Settlement Date, shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such Proceeds.

       (d) Upon registration of transfer of a Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee) by the terms of this Agreement, the Purchase Contracts underlying such Certificate and the Pledge Agreement and the transferor shall be released from the obligations under this Agreement, the Purchase Contracts underlying the Certificate so transferred and the Pledge Agreement. The Company covenants and agrees, and each Holder of a Certificate, by its acceptance thereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

       SECTION 5.02. Remarketing; Payment of Purchase Price.

       (a) (i) Unless a Special Event Redemption has occurred prior to the Initial Remarketing Date, the Company shall engage the Remarketing Agent pursuant to the Remarketing Agreement for Remarketing the Notes. By 11:00 a.m. (New York City time) on the Business Day immediately preceding the Initial Remarketing Date, Collateral Agent shall present the related Pledged Notes to the Remarketing Agent for Initial Remarketing (as defined below), and the Custodial Agent shall notify the Remarketing Agent of the aggregate principal amount of Separate Notes (if any) that are to be remarketed pursuant to clause
(ii) below. Concurrently, the Collateral Agent, pursuant to the terms of the Pledge Agreement, will present for Remarketing the Pledged Notes, and the Custodial Agent, pursuant to clause (ii) below, will present for Remarketing the Separate Notes, to the Remarketing Agent. Upon receipt of such notice from the Purchase Contract Agent and Custodial Agent and the Pledged Notes and Separate Notes (if any) from the Collateral Agent and Custodial Agent, the Remarketing Agent will, on the Initial Remarketing Date, use its reasonable efforts to remarket (based on the Reset Rate) (the "Initial Remarketing") such Pledged Notes and Separate Notes on such date at a price of approximately ______% (or, if the Remarketing Agent is unable to remarket the Pledged Notes and Separate Notes at such rate, at a rate below ______% in the discretion of the Remarketing Agent, but in no event less than 100%, net of any Remarketing Fee and any other fees and commissions) of the sum of the Treasury Portfolio Purchase Price plus the Separate Notes Purchase Price. If the Remarketing Agent is able to remarket the Pledged Notes and Separate Notes at a price equal to or greater than 100% (net of any Remarketing Fee and any other fees and commissions) of the Treasury Portfolio Purchase Price plus the Separate Notes Purchase Price (a "Successful Initial Remarketing"), the portion of the proceeds from such Successful Initial Remarketing equal to the Treasury Portfolio Purchase Price will be applied to purchase the Treasury Portfolio. The Remarketing Agent shall deduct as a remarketing fee (the "Remarketing Fee") an amount equal to the lesser of (i) 25 basis points (0.25%) of the sum of the Treasury Portfolio Purchase Price plus the Separate Notes Purchase Price and (ii) the amount of the proceeds of such Remarketing in excess of the sum of the Treasury Portfolio Purchase Price plus the Separate Notes Purchase Price. None of the Company, the Purchase Contract Agent, or any Holders of Corporate Units or holders of Separate Notes whose Notes or Separate Notes are so remarketed will otherwise be responsible for the payment of any Remarketing Fee in connection therewith. With respect to Separate Notes, any proceeds of the Initial Remarketing in excess of the Remarketing Fee attributable to the Separate Notes will be remitted to the Custodial Agent for payment to the holders of Separate Notes. With respect to Pledged Notes, any proceeds of the Initial Remarketing in excess of the sum of the Treasury Portfolio Purchase Price plus the Remarketing Fee with respect to such Pledged Notes will be remitted to the Purchase Contract Agent for payment to the Holders of the related Corporate Units. The Treasury Portfolio will be substituted for the Pledged Notes and the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio will be pledged to the Collateral Agent to secure the obligation of the Holders of Corporate Units to pay the Purchase Price for the Ordinary Shares under the related Purchase Contracts on the Purchase Contract Settlement Date.

       Following the occurrence of a Successful Initial Remarketing, the Holders of Corporate Units and the Collateral Agent shall have such security interests, rights and obligations with respect to the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio as the Holder of Corporate Units and the Collateral Agent had in respect of the Notes, subject to the Pledge thereof as provided in the Pledge Agreement, and any reference herein or in the Certificates to the Notes shall be deemed to be a reference to such Applicable Ownership Interests in the Treasury Portfolio and any reference herein or in the Certificates to interest on the Notes shall be deemed to be a reference to corresponding distributions on such Applicable Ownership Interests in the Treasury Portfolio. The Company may cause to be made in any Corporate Units Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the substitution of such Applicable Ownership Interests in the Treasury Portfolio for Notes.

       If, in spite of using its reasonable efforts, the Remarketing Agent cannot remarket the Pledged Notes and the Separate Notes (if any) in the Initial Remarketing (other than to the Company) at a price not less than 100% (net of any Remarketing Fee and any other fees and commissions) of the sum of the Treasury Portfolio Purchase Price plus the Separate Notes Purchase Price or a condition precedent set forth in the Remarketing Agreement is not fulfilled, the Initial Remarketing will be deemed to have failed (a "Failed Initial Remarketing"). Upon a Failed Initial Remarketing, the Remarketing Agent shall return the Pledged Notes and Separate Notes (if any) subject to such Remarketing to the Collateral Agent or the Custodial Agent, as the case may be.

              (ii) Prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the applicable Remarketing Date, but no earlier than the Payment Date immediately preceding such date, Holders of Separate Notes may elect to have their Separate Notes remarketed under the Remarketing Agreement by delivering their Separate Notes, along with a notice of such election, substantially in the form of Exhibit F to the Pledge Agreement, to the Custodial Agent. After such time, such election shall become an irrevocable election to have such Separate Notes remarketed in such Remarketing and, if such Remarketing fails, in any subsequent Remarketing. The Custodial Agent shall hold Separate Notes in an account separate from the Collateral Account in which the Pledged Notes (as defined in the Pledge Agreement) shall be held. Holders of Separate Notes electing to have their Separate Notes remarketed will also have the right to withdraw that election by written notice to the Custodial Agent, substantially in the form of Exhibit G to the Pledge Agreement, on or prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the applicable Remarketing Date, upon which notice the Custodial Agent shall return such Separate Notes to such Holder. Promptly after 11:00 a.m. on the Business Day immediately preceding the applicable Remarketing Date, the Custodial Agent shall notify the Remarketing Agent of the aggregate principal amount of the Separate Notes to be remarketed and will deliver to the Remarketing Agent for remarketing all such Separate

       Notes delivered to the Custodial Agent pursuant to Section 5.07(c) of the Pledge Agreement and not validly withdrawn prior to such date.

              (iii) Not later than seven calendar days nor more than 15 calendar days prior to the applicable Remarketing Date, the Company shall request the Depositary or its nominee to notify the Beneficial Owners or Depositary Participants holding Units of the procedures to be followed in such Remarketing.

              (iv) The Company agrees to use commercially reasonable efforts to ensure that, if required by applicable law, a registration statement with regard to the full amount of the Notes to be remarketed in the Initial Remarketing, the Second Remarketing, the Third Remarketing or the Final Remarketing, as the case may be, shall be effective with the Securities and Exchange Commission in a form that will enable the Remarketing Agent to rely on it in connection with such Remarketing.

              (v) The Company shall cause a notice of a Failed Remarketing to be published (with a copy of such notice to be provided to the Purchase Contract Agent) on the Business Day immediately following the applicable Remarketing Date, in a daily newspaper in the English language of general circulation in The City of New York, which is expected to be The Wall Street Journal.

       (b) (i) Unless a Special Event Redemption has occurred prior to the Second Remarketing Date, if a Failed Initial Remarketing occurs, the Remarketing Agent will use its reasonable efforts to remarket the Notes (a "Second Remarketing") on the Second Remarketing Date. By 11:00 a.m. (New York City time) on the Business Day immediately preceding the Second Remarketing Date for such Second Remarketing, the Purchase Contract Agent shall notify the Remarketing Agent of the aggregate principal amount of Pledged Notes, and the Custodial Agent shall notify the Remarketing Agent of the aggregate principal amount of Separate Notes (if any) that are to be remarketed pursuant to Section 5.02(a)(ii). Concurrently, the Collateral Agent, pursuant to the terms of the Pledge Agreement, and the Custodial Agent, pursuant to Section 5.02(a)(ii), will present for Remarketing the Pledged Notes and the Separate Notes (if any) that are to be remarketed to the Remarketing Agent. Upon receipt of such notice from the Purchase Contract Agent and the Custodial Agent and Pledged Notes and Separate Notes (if any) from the Collateral Agent and the Custodial Agent, the Remarketing Agent will, on the Second Remarketing Date, use its reasonable efforts to remarket (based on the Reset Rate) such Pledged Notes and Separate Notes on such date at a price of approximately ______% (or, if the Remarketing Agent is unable to remarket the Pledged Notes and Separate Notes at such rate, at a rate below ______% in the discretion of the Remarketing Agent, but in no event less than 100%, net of any Remarketing Fee and any other fees and commissions) of the sum of the Treasury Portfolio Purchase Price plus the Separate Notes Purchase Price. If the Remarketing Agent is able to remarket the Pledged Notes and Separate Notes at a price equal to or greater than 100% (net of any Remarketing Fee and any other fees and commissions) of the Treasury Portfolio Purchase Price plus the Separate Notes Purchase Price (a "Successful Second Remarketing"), the portion of the proceeds from such Successful Second Remarketing equal to the Treasury Portfolio Purchase Price will be applied to purchase the Treasury Portfolio. The Remarketing Agent shall deduct the Remarketing Fee from any amount of such proceeds in excess of the sum of the Treasury Portfolio Purchase Price plus the Separate Notes Purchase

Price. None of the Company, the Purchase Contract Agent or any Holders of Corporate Units or holders of Separate Notes whose Notes or Separate Notes are so remarketed will otherwise be responsible for the payment of any Remarketing Fee in connection therewith. With respect to Separate Notes, any proceeds of the Second Remarketing in excess of the Remarketing Fee attributable to the Separate Notes will be remitted to the Custodial Agent for payment to the holders of Separate Notes. With respect to Pledged Notes, any proceeds of the Second Remarketing in excess of the sum of the Treasury Portfolio Purchase Price plus the Remarketing Fee with respect to such Pledged Notes will be remitted to the Purchase Contract Agent for payment to the Holders of the related Corporate Units. The Treasury Portfolio will be substituted for the Pledged Notes and the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio will be pledged to the Collateral Agent to secure the obligation of the Holders of Corporate Units to pay the Purchase Price for the Ordinary Shares under the related Purchase Contracts on the Purchase Contract Settlement Date.

       Following the occurrence of a Successful Second Remarketing, the Holders of Corporate Units and the Collateral Agent shall have such security interests, rights and obligations with respect to the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio as the Holder of Corporate Units and the Collateral Agent had in respect of the Notes, subject to the Pledge thereof as provided in the Pledge Agreement, and any reference herein or in the Certificates to the Notes shall be deemed to be a reference to such Applicable Ownership Interests in the Treasury Portfolio and any reference herein or in the Certificates to interest on the Notes shall be deemed to be a reference to corresponding distributions on such Applicable Ownership Interests in the Treasury Portfolio. The Company may cause to be made in any Corporate Units Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the substitution of such Applicable Ownership Interests in the Treasury Portfolio for Notes.

       If, in spite of using its reasonable efforts, the Remarketing Agent cannot remarket the Pledged Notes and Separate Notes (if any) in a Second Remarketing (other than to the Company) at a price not less than 100% (net of any Remarketing Fee and any other fees and commissions) of the sum of the Treasury Portfolio Purchase Price plus the Separate Notes Purchase Price or a condition precedent set forth in the Remarketing Agreement is not fulfilled, the Second Remarketing will be deemed to have failed (a "Failed Second Remarketing"). Upon a Failed Second Remarketing, the Remarketing Agent shall return the Pledged Notes and the Separate Notes (if any) subject to such Remarketing to the Collateral Agent or the Custodial Agent, as the case may be.

              (ii) Unless a Special Event Redemption has occurred prior to the Third Remarketing Date, if a Failed Second Remarketing occurs, the Remarketing Agent will use its reasonable efforts to remarket the Notes (a "Third Remarketing") on the Third Remarketing Date. By 11:00 a.m. (New York City time) on the Business Day immediately preceding the Third Remarketing Date for such Third Remarketing, the Purchase Contract Agent shall notify the Remarketing Agent of the aggregate principal amount of Pledged Notes, and the Custodial Agent shall notify the

       Remarketing Agent of the aggregate principal amount of Separate Notes (if any) that are to be remarketed pursuant to Section 5.02(a)(ii).

       Concurrently, the Collateral Agent, pursuant to the terms of the Pledge Agreement, and the Custodial Agent, pursuant to Section 5.02(a)(ii), will present for Remarketing the Pledged Notes and the Separate Notes (if any) that are to be remarketed to the Remarketing Agent. Upon receipt of such notice from the Purchase Contract Agent and the Custodial Agent and such Pledged Notes and Separate Notes from the Collateral Agent and the Custodial Agent, the Remarketing Agent will, on the Third Remarketing Date, use its reasonable efforts to remarket (based on the Reset Rate) such Pledged Notes and the Separate Notes on such date at a price of approximately ______% (or, if the Remarketing Agent is unable to remarket the Pledged Notes and the Separate Notes at such rate, at a rate below ______% in the discretion of the Remarketing Agent, but in no event less than 100%, net of any Remarketing Fee and any other fees and commissions) of the sum of the Treasury Portfolio Purchase Price plus the Separate Notes Purchase Price. If the Remarketing Agent is able to remarket the Pledged Notes and the Separate Notes at a price equal to or greater than 100% (net of any Remarketing Fee and any other fees and commissions) of the Treasury Portfolio Purchase Price plus the Separate Notes Purchase Price (a "Successful Third Remarketing"), the portion of the proceeds from such Successful Third Remarketing equal to the Treasury Portfolio Purchase Price will be applied to purchase the Treasury Portfolio. The Remarketing Agent shall deduct the Remarketing Fee from any amount of such proceeds in excess of the sum of the Treasury Portfolio Purchase Price plus the Separate Notes Purchase Price. None of the Company, the Purchase Contract Agreement or any Holders of Corporate Units or holders of Separate Notes whose Notes or Separate Notes are so remarketed will otherwise be responsible for the payment of any Remarketing Fee in connection therewith. With respect to Separate Notes, any proceeds of the Third Remarketing in excess of the Remarketing Fee attributable to the Separate Notes will be remitted to the Custodial Agent for payment to the holders of Separate Notes. With respect to Pledged Notes, any proceeds of the Third Remarketing in excess of the sum of the Treasury Portfolio Purchase Price plus the Remarketing Fee with respect to such Pledged Notes will be remitted to the Purchase Contract Agent for payment to the Holders of the related Corporate Units. The Treasury Portfolio will be substituted for the Pledged Notes and the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio will be pledged to the Collateral Agent to secure the obligation of the Holders of Corporate Units to pay the Purchase Price for the Ordinary Shares under the related Purchase Contracts on the Purchase Contract Settlement Date.

       Following the occurrence of a Successful Third Remarketing, the Holders of Corporate Units and the Collateral Agent shall have such security interests (with respect to the Collateral Agent), rights and obligations with respect to the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio as the Holder of Corporate Units and the Collateral Agent had in respect of the Notes, subject to the Pledge thereof as provided in the Pledge Agreement, and any reference herein or in the Certificates to the Notes shall be deemed to be a reference to such Applicable Ownership Interests in the Treasury Portfolio and any reference herein or in the Certificates to interest on the Notes shall be deemed to be a reference to corresponding distributions on such Applicable Ownership Interests in the Treasury Portfolio. The Company may cause to be made in any Corporate Units Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the substitution of such Applicable Ownership Interests in the Treasury Portfolio for Notes.

       If, in spite of using its reasonable efforts, the Remarketing Agent cannot remarket the Pledged Notes and the Separate Notes (if any) in a Third Remarketing (other than to the Company) at a price not less than 100% (net of any Remarketing Fee and any other fees and commissions) of the sum of the Treasury Portfolio Purchase Price plus the Separate Notes Purchase Price or a condition precedent set forth in the Remarketing Agreement is not fulfilled, the Third Remarketing will be deemed to have failed (a "Failed Third Remarketing"). Upon a Failed Third Remarketing, the Remarketing Agent shall return the Pledged Notes and the Separate Notes (if any) subject to such Remarketing to the Collateral Agent or the Custodial Agent, as the case may be.

       (c) (i) Unless a Special Event Redemption, an Early Settlement or a Cash Merger Early Settlement has occurred prior to the Final Remarketing Date, if no Successful Remarketing has occurred prior to the Final Remarketing Date, each Holder shall have the right to satisfy such Holder's obligations under the Purchase Contract on the Purchase Contract Settlement Date in cash by notifying the Purchase Contract Agent by use of a notice in substantially the form of Exhibit E hereto of its intention to pay in cash ("Cash Settlement") prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date.

       Promptly following 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, the Purchase Contract Agent shall notify the Collateral Agent and the Indenture Trustee of the receipt of such notices from Holders intending to make a Cash Settlement.

              (ii) A Holder of a Corporate Unit who has so notified the Purchase Contract Agent of its intention to effect a Cash Settlement shall pay the Purchase Price to the Securities Intermediary for deposit in the Collateral Account prior to 5:00 p.m. (New York City time) on the fourth Business Day immediately preceding the Purchase Contract Settlement Date, in lawful money of the United States by certified or cashiers' check or wire transfer, in each case in immediately available funds payable to or upon the order of the Securities Intermediary. Any cash received by the Collateral Agent shall be invested promptly by the Securities Intermediary in Permitted Investments pursuant to written instructions received from the Company and paid to the Company on the Purchase Contract Settlement Date in settlement of the Purchase Contracts in accordance with the terms of this Agreement and the Pledge Agreement. Any funds received by the Securities Intermediary in respect of the investment earnings from such Permitted Investments in excess of the Purchase Price for the shares of Ordinary Shares to be purchased by such Holder shall be distributed to the Purchase Contract Agent when received for payment to the Holder.

              (iii) If a Holder of a Corporate Unit does not notify the Purchase Contract Agent of its intention to make a Cash Settlement in accordance with paragraph 5.02(c)(i) above, or does notify the Purchase Contract Agent in accordance with paragraph 5.02(c)(i) above but fails to make such payment as required by paragraph 5.02(c)(ii) above, such Holder shall be deemed to have consented to the disposition of the Pledged Notes pursuant to the Final Remarketing as described in paragraph 5.02(d) below.

              (iv) Promptly after 5:00 p.m. (New York City time) on the fourth Business Day preceding the Purchase Contract Settlement Date, the Collateral Agent, based on cash payments received by the Collateral Agent pursuant to Section 5.02(c)(ii) hereof, shall promptly notify the Purchase Contract Agent and the Indenture Trustee of the aggregate principal amount of Notes to be tendered for purchase in the Remarketing in a notice pursuant to the terms of the Pledge Agreement.

       (d) (i) Unless a Special Event Redemption, an Early Settlement or a Cash Merger Early Settlement has occurred prior to the Final Remarketing Date, if a Failed Third Remarketing has occurred, the Notes of such Holders of Corporate Units who have not notified the Purchase Contract Agent of their intention to effect a Cash Settlement as provided in paragraph 5.02(c)(i) above, or who have so notified the Purchase Contract Agent in accordance with paragraph 5.02(c)(i) above but have failed to make such payment as required by paragraph 5.02(c)(ii) above, and the Separate Notes of any holder who has elected for its Separate Notes to be remarketed pursuant to Section 5.02(a)(ii) will be sold by the Remarketing Agent (the "Final Remarketing") on the third Business Day immediately preceding the Purchase Contract Settlement Date (the "Final Remarketing Date"). In order to facilitate the Final Remarketing, the Purchase Contract Agent, based on the notices specified in Section 5.02(c)(iv), and the Collateral Agent, based on the notices specified in Section 5.02(a)(ii), shall notify the Remarketing Agent, by 11:00 a.m. (New York City time) on the Business Day immediately preceding the Final Remarketing Date, of the aggregate principal amount of Pledged Notes or aggregate principal amount of Separate Notes that are to be remarketed pursuant to Section 5.02(a)(ii), as the case may be, to be remarketed. Concurrently, the Collateral Agent, pursuant to the terms of the Pledge Agreement, and the Custodial Agent shall cause such Pledged Notes and Separate Notes to be presented to the Remarketing Agent for Remarketing.

              (ii) Upon receipt of such notice from the Purchase Contract Agent and the Collateral Agent and the Pledged Notes and Separate Notes (if any) from the Collateral Agent or Custodial Agent, as set forth in clause
       (i) above, the Remarketing Agent shall, on the Final Remarketing Date, use its reasonable efforts to remarket (based on the Reset Rate) such Pledged Notes and the Separate Notes on such date at a price equal to approximately ______% (or, if the Remarketing Agent is unable to remarket the Pledged Notes and the Separate Notes at such rate, at a rate below ______% in the discretion of the Remarketing Agent, but in no event less than 100%, net of the Final Remarketing Fee and any other fees and commissions) of the aggregate principal amount of such Notes and Separate Notes being remarketed, as provided in the Remarketing Agreement. If the Remarketing Agent is able to remarket the Notes and Separate Notes at a price equal to or greater than 100% (net of the Final Remarketing Fee and any other fees and commissions) of the aggregate principal amount of the Notes and Separate Notes (if any) (a "Successful Final Remarketing"), the Remarketing Agent will remit the proceeds attributable to the Remarketing of the Pledged Notes from such Successful Final Remarketing to the Collateral Agent. The Remarketing Agent shall deduct as the remarketing fee (the "Final Remarketing Fee") an amount equal to the lesser of (i) ______ basis points (______%) of the aggregate principal amount of the remarketed

       Pledged Notes and Separate Notes (if any) and (ii) the amount of the proceeds of a Successful Final Remarketing in excess of the aggregate principal amount of the remarketed Pledged Notes and Separate Notes (if any). With respect to Separate Notes, any proceeds of the Final Remarketing in excess of the Final Remarketing Fee attributable to the Separate Notes will be remitted to the Custodial Agent for payment to the holders of Separate Notes. The proceeds from the Remarketing remitted to the Collateral Agent shall be invested by the Collateral Agent in Permitted Investments, in accordance with the Pledge Agreement, and then applied to satisfy in full the obligations of such Holders of Corporate Units to pay the Purchase Price for the shares of Ordinary Shares under the related Purchase Contracts, less the amount of any Deferred Contract Adjustment Payments payable to such Holders, on the Purchase Contract Settlement Date. Any proceeds in excess of those required to pay the Purchase Price and the Final Remarketing Fee will be remitted to the Purchase Contract Agent for payment to the Holders of the related Corporate Units.

              (iii) If, in spite of using its reasonable efforts, the Remarketing Agent cannot remarket the Pledged Notes and Separate Notes (if any) at a price not less than 100% (net of the Final Remarketing Fee and any other fees and commissions) of the aggregate principal amount of the Pledged Notes and Separate Notes to be remarketed in the Final Remarketing (other than to the Company) or a condition precedent set forth in the Remarketing Agreement is not fulfilled, the remarketing will be deemed to have failed (a "Failed Final Remarketing"). Upon a Failed Final Remarketing, the Remarketing Agent shall return the Pledged Notes and Separate Notes (if any) to the Collateral Agent or the Custodial Agent, as the case may be. Upon a Failed Final Remarketing, a default shall be deemed to have occurred under this Agreement and the Pledge Agreement and in accordance with the terms of the Pledge Agreement, the Collateral Agent, for the benefit of the Company, shall exercise its rights as a secured party with respect to the Pledged Notes, including, without limitation, those actions specified in paragraph 5.02(e)(i) below; PROVIDED, THAT if upon a Failed Final Remarketing, the Collateral Agent exercises such rights for the benefit of the Company with respect to such Notes, any accrued and unpaid interest on such Notes, including any Deferred Interest, shall become payable by the Company to the Purchase Contract Agent for payment to the Beneficial Owner of the Corporate Units to which such Notes relate.

       (e) With respect to any Pledged Notes which are subject to a Failed Final Remarketing, resulting in an event of default under this Agreement, the Collateral Agent for the benefit of the Company reserves all of its rights as a secured party with respect thereto and, subject to applicable law and paragraph 5.02(i) below, may, in full satisfaction of the Holders' obligations under the Purchase Contracts among other things, (A) retain the Notes in accordance with applicable law or (B) dispose of the Notes in accordance with applicable law, which in each case shall constitute payment in full for the aggregate Purchase Price for the shares of Ordinary Shares to be purchased under the Purchase Contracts.

       (f) In the case of a Treasury Unit or a Corporate Unit (if the Treasury Portfolio has replaced the Note as a component of such Corporate Unit), upon the maturity of the Pledged Treasury Securities or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio held by the Securities Intermediary on or prior to the Business Day immediately preceding the Purchase Contract Settlement Date, the principal amount of the Treasury Securities or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio received by the Collateral Agent shall be invested promptly in Permitted Investments. On the Purchase Contract Settlement Date, an amount equal to the Purchase Price, less the amount of any Deferred Contract Adjustment Payments payable to such Holders, shall be remitted to the Company as payment of such Holder's obligation under the related Purchase Contracts without receiving any instructions from the Holder. In the event the sum of the Proceeds from the related Pledged Treasury Securities or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio and the Proceeds from such Permitted Investments is in excess of the aggregate Purchase Price, less the amount of any Deferred Contract Adjustment Payments payable to such Holders, the Collateral Agent shall cause the Securities Intermediary to distribute such excess to the Purchase Contract Agent for the benefit of the Holder of the related Treasury Units or Corporate Units when received.

       (g) Any distribution to Holders of any payments described above shall be payable at the office of the Purchase Contract Agent in New York City maintained for that purpose or, at the option of the Holder, by check mailed to the address of the Person entitled thereto at such address as it appears on the Security Register.

       (h) Upon Cash Settlement of any Purchase Contract:

              (i) the Collateral Agent will in accordance with the terms of the Pledge Agreement cause the Pledged Notes underlying the relevant Corporate Units to be released from the Pledge, free and clear of any security interest of the Company, and transferred to the Purchase Contract Agent for delivery to the Holder thereof or its designee as soon as practicable; and

              (ii) subject to the receipt thereof, the Purchase Contract Agent shall, by book-entry transfer or other appropriate procedures, in accordance with written instructions provided by the Holder thereof, transfer such Notes or, if no such instructions are given to the Purchase Contract Agent by the Holder, the Purchase Contract Agent shall hold such Notes, and any interest payment thereon, in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder until the expiration of the time period specified in the abandoned property laws of the relevant state where such property is held).

       (i) The obligations of the Holders to pay the Purchase Price are non-recourse obligations and, except to the extent satisfied by Early

       Settlement, Cash Merger Early Settlement or Cash Settlement, are payable solely out of the proceeds of any Collateral pledged to secure the obligations of the Holders, and in no event will Holders be liable for any deficiency between the proceeds of the disposition of Collateral and the Purchase Price.

       (j) The Company shall not be obligated to issue any shares of Ordinary Shares in respect of a Purchase Contract or deliver any certificates thereof to the Holder of the related

Units unless the Company shall have received payment for the Ordinary Shares to be purchased thereunder in the manner herein set forth.

       SECTION 5.03. Issuance of Shares of Ordinary Shares.

       Unless a Termination Event, an Early Settlement or a Cash Merger Early Settlement shall have occurred, subject to Section 5.04(b), on the Purchase Contract Settlement Date upon receipt of the aggregate Purchase Price payable on all Outstanding Units, the Company shall issue and deposit with the Purchase Contract Agent, for the benefit of the Holders of the Outstanding Units, one or more certificates representing newly issued shares of Ordinary Shares registered in the name of the Purchase Contract Agent (or its nominee) as custodian for the Holders (such certificates for shares of Ordinary Shares, together with any dividends or distributions for which a record date and payment date for such dividend or distribution has occurred after the Purchase Contract Settlement Date, being hereinafter referred to as the "Purchase Contract Settlement Fund") to which the Holders are entitled hereunder.

       Subject to the foregoing, upon surrender of a Certificate to the Purchase Contract Agent on or after the Purchase Contract Settlement Date, Early Settlement Date or Cash Merger Early Settlement Date, as the case may be, together with settlement instructions thereon duly completed and executed, the Holder of such Certificate shall be entitled to receive forthwith in exchange therefor a certificate representing that number of newly issued whole shares of Ordinary Shares which such Holder is entitled to receive pursuant to the provisions of this Article Five (after taking into account all Units then held by such Holder), together with cash in lieu of fractional shares as provided in
Section 5.09 and any dividends or distributions with respect to such shares constituting part of the Purchase Contract Settlement Fund, but without any interest thereon, and the Certificate so surrendered shall forthwith be cancelled. Such shares shall be registered in the name of the Holder or the Holder's designee as specified in the settlement instructions provided by the Holder to the Purchase Contract Agent. If any shares of Ordinary Shares issued in respect of a Purchase Contract are to be registered to a Person other than the Person in whose name the Certificate evidencing such Purchase Contract is registered (but excluding any Depositary or nominee thereof), no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of the Certificate evidencing such Purchase Contract or has established to the satisfaction of the Company that such tax either has been paid or is not payable.

       SECTION 5.04. Adjustment of Settlement Rate.

       (a) Adjustments for Dividends, Distributions, Share Splits, Etc.

       (1) In case the Company shall pay or make a dividend or other distribution on Ordinary Shares in Ordinary Shares, the Settlement Rate in effect at the close of business on the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be increased by dividing such Settlement Rate by a fraction of which:

              (i) the numerator shall be the number of shares of Ordinary Shares outstanding at the close of business on the date fixed for such determination; and

              (ii) the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution,

such increase to become effective immediately at the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Ordinary Shares at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Ordinary Shares. The Company agrees that it shall not pay any dividend or make any distribution on shares of Ordinary Shares held in the treasury of the Company.

       (2) In case the Company shall issue rights, warrants or options, other than pursuant to any dividend reinvestment plans or share purchase plans, to all holders of its Ordinary Shares (not being available on an equivalent basis to Holders of the Units upon settlement of the Purchase Contracts underlying such Units) entitling them, for a period expiring within 45 days after the record date for the determination of shareholders entitled to receive such rights, warrants or options, to subscribe for or purchase shares of Ordinary Shares at a price per share less than the Current Market Price per share of Ordinary Shares on the date of announcement of such issuance, the Settlement Rate in effect at the close of business on the date of such announcement shall be increased by dividing such Settlement Rate by a fraction of which:

              (i) the numerator shall be the number of shares of Ordinary Shares outstanding at the close of business on the date of such announcement plus the number of shares of Ordinary Shares which the aggregate of the offering price of the total number of shares of Ordinary Shares so offered for subscription or purchase would purchase at such Current Market Price; and

              (ii) the denominator shall be the number of shares of Ordinary Shares outstanding at the close of business on the date of such announcement plus the number of shares of Ordinary Shares so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the Business Day following the date of such announcement. The Company agrees that it shall notify the Purchase Contract Agent if any issuance of such rights, warrants or options is cancelled or not completed following the announcement thereof and the Settlement Rate shall thereupon be readjusted to the Settlement Rate in effect immediately prior to the date of such announcement. For the purposes of this paragraph (2), the number of shares of Ordinary Shares at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Ordinary Shares. The Company agrees that it shall not issue any such rights, warrants or options in respect of shares of Ordinary Shares held in the treasury of the Company.

       (3) In case outstanding shares of Ordinary Shares shall be subdivided or split into a greater number of shares of Ordinary Shares, the Settlement Rate in effect at the close of business on the day preceding the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Ordinary Shares shall each be combined into a smaller number of shares of Ordinary Shares, the

Settlement Rate in effect at the close of business on the day preceding the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately at the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

       (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Ordinary Shares evidences of its indebtedness or assets (including shares of Ordinary Shares securities, cash and property but excluding any rights, warrants or options referred to in paragraph (2) of this Section 5.04(a), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in paragraph (1) of this Section 5.04(a)), the Settlement Rate in effect at the close of business on the date fixed for the determination of shareholders entitled to receive such distribution shall be adjusted by dividing such rate by a fraction of which:

              (i) the numerator shall be the Current Market Price per share of Ordinary Shares on the date fixed for such determination less the then fair market value (as reasonably determined by the Board of Directors, whose determination shall be conclusive and the basis for which shall be described in a Board Resolution) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Ordinary Shares; and

              (ii) the denominator shall be such Current Market Price per share of Ordinary Shares,

such adjustment to become effective at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution. In any case in which this paragraph (4) is applicable, paragraph (2) of this Section 5.04(a) shall not be applicable. In the event that such dividend or distribution is not so paid or made, the Settlement Rate shall again be adjusted to be the Settlement Rate which would then be in effect if such dividend or distribution had not been declared.

       (5) In case the Company shall, by dividend or otherwise, distribute to all holders of its Ordinary Shares cash (excluding any cash that is distributed in a Reorganization Event to which Section 5.04(b) applies, as part of a distribution referred to in paragraph (4) of this Section or as a regular periodic cash dividend or distribution) in an aggregate amount that, combined together with (I) the aggregate amount of any other distributions (other than regular periodic cash dividends or distributions) to all holders of its Ordinary Shares made exclusively in cash within the 12 months preceding the date of payment of such distribution (the "Trailing 12 Month Period") and in respect of which no adjustment pursuant to this paragraph (5) or paragraph (6) of this Section has been made and (II) the aggregate amount of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration (other than consideration payable in respect of any odd-lot tender offer) payable in respect of any tender or exchange offer by the Company or any of its subsidiaries and calculated as of the expiration of such tender or exchange offer for all or any portion of the Ordinary Shares concluded within the Trailing 12 Month Period and in respect of which no adjustment pursuant to this paragraph (5) or paragraph
(6) of this Section has been made, exceeds 10% of the product of the Current Market Price per share of the Ordinary Shares on the date for the determination of holders of shares of Ordinary Shares entitled to receive such distribution multiplied by the number of shares of Ordinary Shares outstanding on such date, then, in such case, the Settlement Rate in effect at the close of business on such record date shall be adjusted by dividing such rate by a fraction of which:

              (i) the numerator shall be the Current Market Price of Ordinary Shares on such record date less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Ordinary Shares; and

              (ii) the denominator shall be the Current Market Price of Ordinary Shares,

such increase to be effective at the opening of business on the day following the record date; PROVIDED, HOWEVER, THAT in the event the portion of cash so distributed applicable to one share of Ordinary Shares is equal to or greater than the Current Market Price per share of Ordinary Shares on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of a Unit shall have the right to receive upon settlement of the Units the amount of cash such Holder would have received had such Holder settled each Unit on the record date. In the event that such dividend or distribution is not so paid or made, the Settlement Rate shall again be adjusted to be the Settlement Rate which would then be in effect if such dividend or distribution had not been declared.

       (6) If the Company or any subsidiary of the Company shall make a tender or exchange offer (other than any odd-lot tender offer) for all or any portion of the Ordinary Shares and upon expiration of such tender or exchange offer (as amended upon the expiration thereof) the Company or its subsidiary shall be required to pay to shareholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares (as herein defined) any consideration, then if the sum of (I) the fair market value of the aggregate consideration to be paid in such tender offer or exchange offer (as reasonably determined by the Board of Directors, whose determination shall be conclusive and the basis for which shall be described in a Board Resolution) plus (II) the aggregate of the cash plus the fair market value (as reasonably determined by the Board of Directors, whose determination shall be conclusive and the basis for which shall be described in a Board Resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer (other than consideration payable in respect of any odd-lot tender offer), by the Company or any subsidiary of the Company for all or any portion of Ordinary Shares expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to this paragraph (6) has been made, plus (III) the aggregate amount of any distributions (other than regular periodic cash dividends or distributions) to all holders of Ordinary Shares made exclusively in cash within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) has been made, exceeds 10% of the product of the Current Market Price per share of Ordinary Shares as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Ordinary Shares outstanding (including any tendered shares) on the Expiration Time, then, the Settlement Rate in effect at the close of business on the day of the Expiration Time shall be adjusted by dividing it by a fraction:

              (i) the numerator of which shall be equal to (A) the product of
       (I) the Current Market Price per share of Ordinary Shares on the date of the Expiration Time and (II) the number of shares of Ordinary Shares outstanding (including any tendered shares) on the date of the Expiration Time less (B) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the transactions described in clauses (I), (II) and (III) above (assuming in the case of clause (I) the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares); and

              (ii) the denominator of which shall be equal to the product of (A) the Current Market Price per share of Ordinary Shares as of the Expiration Time and (B) the number of shares of Ordinary Shares outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares"), such adjustment to become effective at the opening of business on the date following the date of the Expiration Time.

       (7) The reclassification of Ordinary Shares into securities including securities other than Ordinary Shares (other than any reclassification upon a Reorganization Event to which Section 5.04(b) applies) shall be deemed to involve:

              (i) a distribution of such securities other than Ordinary Shares to all holders of Ordinary Shares (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of shareholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of paragraph
       (4) of this Section); and

              (ii) a subdivision, split or combination, as the case may be, of the number of shares of Ordinary Shares outstanding immediately prior to such reclassification into the number of shares of Ordinary Shares outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision or split becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision, split or combination becomes effective" within the meaning of paragraph (3) of this Section).

       (8) The "Current Market Price" per share of Ordinary Shares on any date of determination means the average of the daily Closing Prices for the five consecutive Trading Days selected by the Company commencing not more than thirty
(30) Trading Days before and ending not later than the earlier of such date of determination and the day before the "ex date" with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "ex date," when used with respect to any issuance or distribution, shall mean the first date on which Ordinary Shares trades regularly on such exchange or in such market without the right to receive such issuance or distribution.

       (9) All adjustments to the Settlement Rate shall be calculated to the nearest 1/10,000th of a share of Ordinary Shares (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment in the Settlement Rate shall be required unless such adjustment would require an increase or decrease of at least one percent thereof; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

       (10) The Company may, but shall not be required to, make such increases in the Settlement Rate, in addition to those required by this Section, as the Board of Directors considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Ordinary Shares resulting from any dividend or distribution of shares or issuance of rights or warrants to purchase or subscribe for shares or from any event treated as such for income tax purposes or for any other reason.

       (11) The Company has entered into a Rights Agreement dated as of ______ (the "Rights Agreement") with ______ pursuant to which share purchase rights (the "Rights") have been, and may in the future be, issued in respect of shares of Ordinary Shares. Each share of Ordinary Shares issued upon settlement of any Purchase Contract pursuant to this Article 5 shall be entitled to receive the appropriate number of Rights, if any, and the certificates representing the Ordinary Shares issued upon such settlement shall bear such legends, if any, in each case as provided by and subject to the terms of the Rights Agreement as in effect at the time of such settlement. If after the date of this Agreement the Rights separate from the Ordinary Shares in accordance with the provisions of the Rights Agreement so that a Holder would not be entitled to receive any Rights in respect of the Ordinary Shares issuable upon settlement of such Purchase Contract, the Settlement Rate will be adjusted as provided in this
Section 5.04 on the separation date, subject to readjustment in the event of the expiration, termination or redemption of the Rights. In lieu of any such adjustment, the Company may amend the Rights Agreement to provide that upon settlement Holders will receive, in addition to the Ordinary Shares issuable upon such settlement, the Rights that would have attached to such shares of Ordinary Shares if the Rights had not become separated from the Ordinary Shares pursuant to the provisions of the Rights Agreement. If the Company hereafter adopts any shareholder rights plan similar to the Rights Agreement, a Holder shall be entitled to receive upon settlement of its Purchase Contracts in addition to the shares of Ordinary Shares issuable upon settlement the related rights for the Ordinary Shares, whether or not the rights under the future shareholder rights plan have separated from the Ordinary Shares at the time of settlement, but otherwise subject to the generally applicable terms of such plan, and no additional adjustment to the Settlement Rate shall be made for the future shareholder rights plan under this Section 5.04.

       (b) Adjustment for Consolidation, Merger or Other Reorganization Event.

       (1) In the event of:

              (i) any consolidation or merger of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing corporation and in which the shares of Ordinary Shares outstanding immediately prior to the merger or consolidation are not exchanged for cash, securities or other property of the Company or another corporation);

              (ii) any sale, transfer, lease or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety;

              (iii) any statutory share exchange of the Company with another Person (other than in connection with a merger or acquisition); or

              (iv) any liquidation, dissolution or termination of the Company other than as a result of or after the occurrence of a Termination Event (any event described in clauses (i), (ii), (iii) and (iv), a "Reorganization Event"),

each Purchase Contract shall become, without the consent of the Holder of the Unit representing such Purchase Contract, an agreement to purchase only the kind of securities, cash and other property receivable upon consummation of such Reorganization Event by a holder of Ordinary Shares immediately prior to the closing date of such Reorganization Event.

       The amount of such securities, cash and other property receivable upon settlement of each such Purchase Contract after the consummation of the Reorganization Event shall be based on the value as of such settlement date of the hypothetical amount of securities, cash and other property that would have been received upon consummation of the Reorganization Event in exchange for the maximum number of shares of Ordinary Shares deliverable under a Purchase Contract immediately prior to the closing date of the Reorganization Event (collectively, the "Exchange Property"). In determining the kind and amount of the Exchange Property pursuant to the foregoing, it will be assumed that such holder of Ordinary Shares is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a "Constituent Person"), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Ordinary Shares held by Affiliates of the Company and non-affiliates and such Holder failed to exercise its rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Ordinary Shares held immediately prior to such Reorganization Event by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such Reorganization Event by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).

       The actual amount of Exchange Property receivable upon settlement of each Purchase Contract shall be (1) in the case of settlement on the Purchase Contract Settlement Date or pursuant to Section 5.04(b)(2), a variable amount based upon the applicable Settlement Rate and the Adjusted Applicable Market Value of the Exchange Property at such time and (2) in the case of any Early Settlement, determined in accordance with the procedures described under Section
5.07 using the Settlement Rate that results in the minimum amount of Exchange Property being delivered under such Purchase Contract.

       For purposes of this Section 5.04(b)(1) and Section 5.04(b)(2), the term "Adjusted Applicable Market Value" shall be deemed to refer to the "Adjusted Applicable Market Value" of the Exchange Property, and such value shall be determined (A) with respect to any publicly traded securities that compose all or part of the Exchange Property, based on the Closing Price of such securities, (B) in the case of any cash that composes all or part of the Exchange Property, based on the amount of such cash and (C) in the case of any other property that composes all or part of the Exchange Property, based on the value of such property, as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose; provided that prior to the separation of the Rights or any similar shareholder rights from the Ordinary Shares, such Rights or similar shareholder rights shall be deemed to have no value. The term "Closing Price" shall be deemed to refer to the closing sale price, last quoted bid price or mid-point of the last bid and ask prices, as the case may be, of any publicly traded securities that comprise all or part of the Exchange Property. The term "Trading Day" shall be deemed to refer to any publicly traded securities that comprise all or part of the Exchange Property.

       In the event of such a Reorganization Event, the Person formed by such consolidation, merger or exchange or the Person which acquires the assets of the Company or, in the event of a liquidation, dissolution or termination of the Company, the Company or a liquidating trust created in connection therewith, shall execute and deliver to the Purchase Contract Agent an agreement supplemental hereto providing that each Holder of an Outstanding Unit shall have the rights provided by this Section 5.04(b). Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5.04. The above provisions of this Section 5.04 shall similarly apply to successive Reorganization Events.

       (2) In the event of a consolidation or merger of the Company with or into another Person or any merger of another Person into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Ordinary Shares), in each case in which ______% or more of the total consideration paid to the Company's shareholders consists of cash or cash equivalents (a "Cash Merger"), a Holder of a Unit may settle ("Cash Merger Early Settlement") its Purchase Contract, upon the conditions set forth below, at the Settlement Rate in effect immediately prior to the closing of the Cash Merger; provided that (i) the Cash Merger Early Settlement Date (as defined below) is no later than the fifth Business Day immediately preceding the Purchase Contract Settlement Date and (ii) no Cash Merger Early Settlement will be permitted pursuant to this Section 5.04(b)(2) unless, at the time such Cash Merger Early Settlement is effected, there is an effective Registration Statement with respect to any securities to be issued and delivered in connection with such Cash Merger Early Settlement, if such a Registration Statement is required (in the view of counsel, which need not be in the form of a written opinion, for the Company) under the Securities Act. If such a Registration Statement is so required, the Company covenants and agrees to use commercially reasonable efforts to (A) have in effect a Registration Statement covering any securities to be delivered in respect of the Purchase Contracts being settled and (B) provide a Prospectus in connection therewith, in each case in a form that may be used in connection with such Cash Merger Early Settlement. If a Holder effects a Cash Merger Early Settlement of some or all of its Purchase Contracts, such Holder shall be entitled to receive, on the Cash Merger Early Settlement Date, the aggregate amount of any Deferred Contract Adjustment Payments and any accrued and unpaid Contract Adjustment Payments since the immediately preceding Payment Date with respect to such Purchase Contracts. The Company shall pay such amount as a credit against the amount otherwise payable by the Holders to effect such Cash Merger Early Settlement.

       Within five Business Days of the completion of a Cash Merger, the Company shall provide written notice to Holders of Units of such completion of a Cash Merger, which shall specify the deadline for submitting the notice to settle early in cash pursuant to this Section 5.04(b)(2), the date on which such Cash Merger Early Settlement shall occur (which date shall be at least five days but not more than 20 days after the date of such written notice by the Company, but which shall in no event be later than the fifth Business Day immediately preceding the Purchase Contract Settlement Date) (the "Cash Merger Early Settlement Date"), the applicable Settlement Rate and the amount (per share of Ordinary Shares) of cash, securities and other consideration receivable by the Holder, including the amount of Contract Adjustment Payments receivable, upon settlement.

       Corporate Units Holders and Treasury Units Holders may only effect Cash Merger Early Settlement pursuant to this Section 5.04(b)(2) in integral multiples of 40 Corporate Units or Treasury Units, as the case may be. If the Treasury Portfolio has replaced the Notes as a component of the Corporate Units, Corporate Units Holders may only effect Cash Merger Early Settlement pursuant to this Section 5.04(b)(2) in multiples of 80,000 Corporate Units. Other than the provisions relating to timing of notice and settlement, which shall be as set forth above, the provisions of Section 5.01(a) shall apply with respect to a Cash Merger Early Settlement pursuant to this Section 5.04(b)(2).

       In order to exercise the right to effect Cash Merger Early Settlement with respect to any Purchase Contracts, a Holder of the Certificate evidencing Units shall deliver, no later than 5:00 p.m. (New York City time) on the third Business Day immediately preceding the Cash Merger Early Settlement Date, such Certificate to the Purchase Contract Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment (payable to the Company in immediately available funds) in an amount equal to the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Cash Merger Early Settlement, less the amount of any Contract Adjustment Payments (including, for the avoidance of doubt, any accrued and unpaid Contract Adjustment Payments and any Deferred Contract Adjustment Payments) payable to such Holder on the next succeeding Payment Date as a result of such Cash Merger Early Settlement.

       If a Holder properly effects an effective Cash Merger Early Settlement in accordance with the provisions of this Section 5.04(b)(2), the Company will deliver (or will cause the Collateral Agent to deliver) to the Holder on the Cash Merger Early Settlement Date:

              (i) the kind and amount of securities, cash and other property receivable upon such Cash Merger by a Holder of the number of shares of Ordinary Shares issuable on account of each Purchase Contract if the Purchase Contract Settlement Date had occurred immediately prior to such Cash Merger (based on the Settlement Rate in effect at such time), assuming such Holder of Ordinary Shares is not a Constituent Person or an Affiliate of a Constituent Person to the extent such Cash Merger provides for different treatment of Ordinary Shares held by Affiliates of the Company and non-affiliates and such Holder failed to exercise its rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Cash Merger (provided that if the kind or amount of securities, cash and other property receivable upon such Cash Merger is not the same for each non-electing share, then for the purpose of this Section 5.04(b)(2), the kind and amount of securities, cash and other property receivable upon such Cash Merger by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). For the avoidance of doubt, for the purposes of determining the Adjusted Applicable Market Value (in connection with determining the appropriate Settlement Rate to be applied in the foregoing sentence), the date of the closing of the Cash Merger shall be deemed to be the Purchase Contract Settlement Date;

              (ii) the Notes, the Applicable Ownership Interests in the Treasury Portfolio or Treasury Securities, as the case may be, related to the Purchase Contracts with respect to which the Holder is effecting a Cash Merger Early Settlement; and

              (iii) if so required under the Securities Act, a Prospectus as contemplated by this Section 5.04(b)(2).

       (c) All calculations and determinations pursuant to this Section 5.04 shall be made by the Company or its agent and the Purchase Contract Agent shall have no responsibility with respect thereto.

       (d) The Corporate Units or the Treasury Units of the Holders who do not elect Cash Merger Early Settlement in accordance with the foregoing will continue to remain outstanding and be subject to settlement on the Purchase Contract Settlement Date in accordance with the terms hereof.

       SECTION 5.05. Notice of Adjustments and Certain Other Events.

       (a) Whenever the Settlement Rate is adjusted as herein provided, the Company shall within 10 Business Days following the occurrence of an event that requires an adjustment to the Settlement Rate pursuant to Section 5.04 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware):

              (i) compute the adjusted Settlement Rate in accordance with
       Section 5.04 and prepare and transmit to the Purchase Contract Agent an Officers' Certificate setting forth the Settlement Rate, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and

              (ii) provide a written notice to the Holders of the Units of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the Settlement Rate was determined and setting forth the adjusted Settlement Rate.

       (b) The Purchase Contract Agent shall not at any time be under any duty or responsibility to any Holder of Units to determine whether any facts exist which may require any adjustment of the Settlement Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Purchase Contract Agent shall be fully authorized and protected in relying on any Officers' Certificate delivered pursuant to Section 5.05(a)(i) and any adjustment contained therein and the Purchase Contract Agent shall not be deemed to have knowledge of any adjustment unless and until it has received such certificate. The Purchase Contract Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Ordinary Shares, or of any securities or property, which may at the time be issued or delivered with respect to any Purchase Contract; and the Purchase Contract Agent makes no representation with respect thereto. The Purchase Contract Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Ordinary Shares pursuant to a Purchase Contract or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article.

       SECTION 5.06. Termination Event; Notice.

       The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments (including any accrued and unpaid Contract Adjustment Payments and any Deferred Contract Adjustment Payments), if the Company shall have such obligation, and the rights and obligations of Holders to purchase Ordinary Shares, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, prior to or on the Purchase Contract Settlement Date, a Termination Event shall have occurred.

       Upon and after the occurrence of a Termination Event, the Units shall thereafter represent the right to receive the Notes, the Treasury Securities or the appropriate Applicable Ownership Interests in the Treasury Portfolio, as the case may be, forming part of such Units, in accordance with the provisions of
Section 5.04 of the Pledge Agreement. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Security Register.

       SECTION 5.07. Early Settlement. (a) Subject to and upon compliance with the provisions of this Section 5.07, at the option of the Holder thereof, Purchase Contracts underlying Units may be settled early ("Early Settlement") at any time prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date; provided that no Early Settlement will be permitted pursuant to this Section 5.07 unless, at the time such Early Settlement is effected, there is an effective Registration Statement with respect to any securities to be issued and delivered in connection with such Early Settlement, if such a Registration Statement is required (in the view of counsel, which need not be in the form of a written opinion, for the Company) under the Securities Act. If such a Registration Statement is so required, the Company covenants and agrees to use commercially reasonable efforts to (A) have in effect a Registration Statement covering any securities to be delivered in respect of the Purchase Contracts being settled and (B) provide a Prospectus in connection therewith, in each case in a form that may be used in connection with such Early Settlement.

       (b) In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts, the Holder of the Certificate evidencing Units shall deliver, at any time prior to 5:00 a.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, such Certificate to the Purchase Contract Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment (payable to the Company in immediately available funds) in an amount (the "Early Settlement Amount") equal to:

              (i) the sum of (A) the product of (I) the Stated Amount times (II) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus (B) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date next preceding any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments (including any Deferred Contract Adjustment Payments) payable on such Payment Date with respect to such Purchase Contracts, less

              (ii) the amount of any Deferred Contract Adjustment Payments payable to such Holder as a result of such Early Settlement.

       Except as contemplated in the immediately preceding sentence, no payment shall be made upon Early Settlement of any Purchase Contract on account of any Contract Adjustment Payments accrued on such Purchase Contract since the immediately preceding Payment Date or on account of any dividends on the Ordinary Shares issued upon such Early Settlement. However, a Holder effecting an Early Settlement of some or all of its Purchase Contracts shall be entitled to receive, on the date it receives the shares of Ordinary Shares referred to in
Section 5.07(d), the amount of any Deferred Contract Adjustment Payments with respect to such Purchase Contracts, calculated as of the immediately preceding Payment Date. The amount of such Deferred Contract Adjustment Payments shall be credited against the amount otherwise payable by the Holder to effect such Early Settlement as set forth in clause (ii) above. If the foregoing requirements are first satisfied with respect to Purchase Contracts underlying any Units at or prior to 5:00 p.m. (New York City time) on a Business Day, such day shall be the

"Early Settlement Date" with respect to such Units and if such requirements are first satisfied after 5:00 p.m. (New York City time) on a Business Day or on a day that is not a Business Day, the "Early Settlement Date" with respect to such Units shall be the next succeeding Business Day.

       Upon the receipt of such Certificate and Early Settlement Amount from the Holder, the Purchase Contract Agent shall pay to the Company such Early Settlement Amount, the receipt of which payment the Company shall confirm in writing. The Purchase Contract Agent shall then, in accordance with Section 5.06 of the Pledge Agreement, notify the Collateral Agent that (A) such Holder has elected to effect an Early Settlement, which notice shall set forth the number of such Purchase Contracts as to which such Holder has elected to effect Early Settlement, (B) the Purchase Contract Agent has received from such Holder, and paid to the Company as confirmed in writing by the Company, the related Early Settlement Amount and (C) all conditions to such Early Settlement have been satisfied.

       Holders of Treasury Units may only effect Early Settlement pursuant to this Section 5.07 in integral multiples of ______ Treasury Units. If the Treasury Portfolio has replaced the Notes as a component of the Corporate Units, Corporate Units Holders may only effect Early Settlement pursuant to this
Section 5.07 in integral multiples of ______ Corporate Units.

       Upon Early Settlement of the Purchase Contracts, the rights of the Holders to receive and the obligation of the Company to pay any accrued and unpaid Contract Adjustment Payments since the immediately preceding Payment Date and any future Contract Adjustment Payments with respect to such Purchase Contracts shall immediately and automatically terminate.

       (c) Upon Early Settlement of Purchase Contracts by a Holder of the related Units, the Company shall issue, and the Holder shall be entitled to receive, ______ shares of Ordinary Shares on account of each Purchase Contract as to which Early Settlement is effected (the "Early Settlement Rate"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted pursuant to Section 5.04.

       (d) No later than the third Business Day after the applicable Early Settlement Date, the Company shall cause:

              (i) the shares of Ordinary Shares issuable upon Early Settlement of Purchase Contracts to be issued and delivered, together with payment in lieu of any fraction of a share, as provided in Section 5.09; and

              (ii) the related Notes or the Applicable Ownership Interests in the Treasury Portfolio, as applicable, in the case of Corporate Units, or the related Treasury Securities, in the case of Treasury Units, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Purchase Contract Agent for delivery to the Holder thereof or its designee.

       (e) Upon Early Settlement of any Purchase Contracts, and subject to receipt of shares of Ordinary Shares from the Company and the Notes, the Applicable Ownership Interests in the Treasury Portfolio or Treasury Securities, as the case may be, from the Securities Intermediary, as applicable, the Purchase Contract Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Units:

              (i) transfer to the Holder the Notes, the Applicable Ownership Interests in the Treasury Portfolio or Treasury Securities, as the case may be, forming a part of such Units,

              (ii) deliver to the Holder a certificate or certificates for the full number of shares of Ordinary Shares issuable upon such Early Settlement, together with payment in lieu of any fraction of a share, as provided in Section 5.09, and

              (iii) if so required under the Securities Act, deliver a Prospectus for the shares of Ordinary Shares issuable upon such Early Settlement as contemplated by Section 5.07(a).

       (f) In the event that Early Settlement is effected with respect to Purchase Contracts underlying less than all the Units evidenced by a Certificate, upon such Early Settlement the Company shall execute and the Purchase Contract Agent shall execute on behalf of the Holder, authenticate and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Units as to which Early Settlement was not effected.

       (g) A Holder of a Unit who effects Early Settlement may elect to have the Notes no longer a part of a Corporate Unit remarketed in accordance with the provisions of Section 5.02.

       SECTION 5.08. No Fractional Shares.

       No fractional shares or scrip representing fractional shares of Ordinary Shares shall be issued or delivered upon settlement on the Purchase Contract Settlement Date, or upon Early Settlement or Cash Merger Early Settlement of any Purchase Contracts. If Certificates evidencing more than one Purchase Contract shall be surrendered for settlement at one time by the same Holder, the number of full shares of Ordinary Shares which shall be delivered upon settlement shall be computed on the basis of the aggregate number of Purchase Contracts evidenced by the Certificates so surrendered. Instead of any fractional share of Ordinary Shares which would otherwise be deliverable upon settlement of any Purchase Contracts on the Purchase Contract Settlement Date, or upon Early Settlement or Cash Merger Early Settlement, the Company, through the Purchase Contract Agent, shall make a cash payment in respect of such fractional interest in an amount equal to the percentage of such fractional share times the Applicable Market Value calculated as if the date of such settlement were the Purchase Contract Settlement Date. The Company shall provide the Purchase Contract Agent from time to time with sufficient funds to permit the Purchase Contract Agent to make all cash payments required by this Section 5.09 in a timely manner.

       SECTION 5.09. Charges and Taxes.

       The Company will pay all share transfer and similar taxes attributable to the initial issuance and delivery of the shares of Ordinary Shares pursuant to the Purchase Contracts; PROVIDED, HOWEVER, that the Company shall not be required to pay any such tax or taxes which may be payable in respect of any exchange of or substitution for a Certificate evidencing a Unit or any issuance of a share of Ordinary Shares in a name other than that of the registered Holder of a Certificate surrendered in respect of the Units evidenced thereby, other than in the name of the Purchase Contract Agent, as custodian for such Holder, and the Company shall not be required to issue or deliver such share certificates or Certificates unless or until the Person or Persons requesting the transfer or issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         SECTION 5.10.  Contract Adjustment Payments.

       (a) Subject to Section 5.10(d), the Company shall pay, on each Payment Date, the Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name a Certificate is registered at the close of business on the Record Date relating to such Payment Date. The Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in the Borough of Manhattan, New York City maintained for that purpose. If the book-entry system for the Units has been terminated, the Contract Adjustment Payments will be payable, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Security Register, or by wire transfer to the account designated by such Person by a prior written notice to the Purchase Contract Agent. If any date on which Contract Adjustment Payments are to be made is not a Business Day, then payment of the Contract Adjustment Payments payable on such date will be made on the next succeeding day that is a Business Day (and without any interest in respect of any such delay); PROVIDED THAT if such Business Day is in the next succeeding calendar year, then payment of the Contract Adjustment Payments will be made on the Business Day immediately preceding such Business Day. Contract Adjustment Payments payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. The Contract Adjustment Payments will accrue from ______, 200__.

       (b) Upon the occurrence of a Termination Event, the Company's obligation to pay future Contract Adjustment Payments (including any accrued Contract Adjustment Payments and any Deferred Contract Adjustment Payments) shall cease.

       (c) Each Certificate delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of (including as a result of a Collateral Substitution or the recreation of Corporate Units) any other Certificate shall carry the right to accrued and unpaid Contract Adjustment Payments and Deferred Contract Adjustment Payments, which right was carried by the Purchase Contracts underlying such other Certificates.

       (d) In the case of any Unit with respect to which Early Settlement or Cash Merger Early Settlement of the underlying Purchase Contract is effected on a date that is after any Record Date and prior to or on the next succeeding Payment Date, Contract Adjustment Payments otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Early Settlement or Cash Merger Early Settlement, and such Contract Adjustment Payments shall be paid to the Person in whose name the Certificate evidencing such Unit is registered at the close of business on such Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Unit with respect to which Early Settlement or Cash Merger Early Settlement of the underlying Purchase Contract is effected, future Contract Adjustment Payments that would otherwise be payable after the Early


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Settlement Date or Cash Merger Early Settlement Date with respect to such
Purchase Contract shall not be payable.

       (e) The Company's obligations with respect to Contract Adjustment Payments, if any, will be subordinated and junior in right of payment to the Company's obligations under any Senior Indebtedness.

       (f) In the event (x) of any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, or (y) subject to the provisions of Section 5.10(h) below, that (i) a default shall have occurred and be continuing with respect to the payment of principal, interest or any other monetary amounts due and payable on any Senior Indebtedness and such default shall have continued beyond the period of grace, if any, specified in the instrument evidencing such Senior Indebtedness (and the Purchase Contract Agent shall have received written notice thereof from the Company or one or more holders of Senior Indebtedness or their representative or representatives or the trustee or trustees under any indenture pursuant to which any such Senior Indebtedness may have been issued), or (ii) the maturity of any Senior Indebtedness shall have been accelerated because of a default in respect of such Senior Indebtedness (and the Purchase Contract Agent shall have received written notice thereof from the Company or one or more holders of Senior Indebtedness or their representative or representatives or the trustee or trustees under any indenture pursuant to which any such Senior Indebtedness may have been issued), then:

              (i) the holders of all Senior Indebtedness shall first be entitled to receive, in the case of clause (x) above, payment of all amounts due or to become due upon all Senior Indebtedness and, in the case of subclauses (i) and (ii) of clause (y) above, payment of all amounts due thereon, or provision shall be made for such payment in money or money's worth, before the Holders of any of the Units are entitled to receive any Contract Adjustment Payments on the Purchase Contracts underlying the Units;

              (ii) any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, to which the Holders of any of the Units would be entitled except for the provisions of Section 5.10(e) through (q), including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of such Contract Adjustment Payments on the Purchase Contracts underlying the Units, shall be paid or delivered by the Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the representative or representatives of the holders of Senior Indebtedness or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior


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       Indebtedness, before any payment or distribution is made of such Contract
       Adjustment Payments to the Holders of such Units; and

              (iii) in the event that, notwithstanding the foregoing, any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of Contract Adjustment Payments on the Purchase Contracts underlying the Units, shall be received by the Purchase Contract Agent or the Holders of any of the Units when such payment or distribution is prohibited pursuant to Section 5.10(e) through (q), such payment or distribution shall be paid over to the representative or representatives of the holders of Senior Indebtedness or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness.

       (g) For purposes of Section 5.10(e) through (q), the words "cash, property or securities" shall not be deemed to include shares of the Company as reorganized or readjusted, or securities of the Company or any other Person provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in Section 5.10(e) through (q) with respect to such Contract Adjustment Payments on the Units to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the indebtedness or guarantee of indebtedness, as the case may be, that constitutes Senior Indebtedness is assumed by the Person, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of each such holder adversely affected thereby, altered by such reorganization or readjustment;

       (h) Any failure by the Company to make any payment on or perform any other obligation under Senior Indebtedness, other than any indebtedness incurred by the Company or assumed or guaranteed, directly or indirectly, by the Company for money borrowed (or any deferral, renewal, extension or refunding thereof) or any indebtedness or obligation as to which the provisions of Section 5.10(e) through (g) shall have been waived by the Company in the instrument or instruments by which the Company incurred, assumed, guaranteed or otherwise created such indebtedness or obligation, shall not be deemed a default or event of default if (i) the Company shall be disputing its obligation to make such payment or perform such obligation and (ii) either (A) no final judgment relating to such dispute shall have been issued against the Company which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, and (B) in the event a judgment that is subject to further review or appeal has been issued, the Company shall in good faith be prosecuting an appeal or other proceeding for review and a stay of execution shall have been obtained pending such appeal or review.


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       (i) Subject to the irrevocable payment in full of all Senior
Indebtedness, the Holders of the Units shall be subrogated (equally and ratably with the holders of all obligations of the Company which by their express terms are subordinated to Senior Indebtedness of the Company to the same extent as payment of the Contract Adjustment Payments in respect of the Purchase Contracts underlying the Units is subordinated and which are entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until all such Contract Adjustment Payments owing on the Units shall be paid in full, and as between the Company, its creditors other than holders of such Senior Indebtedness and the Holders, no such payment or distribution made to the holders of Senior Indebtedness by virtue of Section 5.10(e) through (q) that otherwise would have been made to the Holders shall be deemed to be a payment by the Company on account of such Senior Indebtedness, it being understood that the provisions of Section 5.10(e) through
(q) are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

       (j) Nothing contained in Section 5.10(e) through (q) or elsewhere in this Agreement or in the Units is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders such Contract Adjustment Payments on the Units as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Purchase Contract Agent or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights, if any, under Section 5.10(e) through (q), of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

       (k) Upon payment or distribution of assets of the Company referred to in
Section 5.10(e) through (q), the Purchase Contract Agent and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or Purchase Contract Agent or other person making any payment or distribution, delivered to the Purchase Contract Agent or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to these Section 5.10(e) through (q).

       (l) The Purchase Contract Agent shall be conclusively entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee or representative on behalf of any such holder or holders. In the event that the Purchase Contract Agent determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to Section 5.10(e) through


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

(q), the Purchase Contract Agent may request such Person to furnish evidence to the reasonable satisfaction of the Purchase Contract Agent as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under Section 5.10(e) through (q), and, if such evidence is not furnished, the Purchase Contract Agent may defer payment to such Person pending judicial determination as to the right of such Person to receive such payment.

       (m) Nothing contained in Section 5.10(e) through (q) shall affect the obligations of the Company to make, or prevent the Company from making, payment of the Contract Adjustment Payments, except as otherwise provided in these
Section 5.10(e) through (q).

       (n) Each Holder of Units, by its acceptance thereof, authorizes and directs the Purchase Contract Agent on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in Section 5.10(e) through (q) and appoints the Purchase Contract Agent its attorney-in-fact, as the case may be, for any and all such purposes.

       (o) The Company shall give prompt written notice to the Purchase Contract Agent of any fact known to the Company that would prohibit the making of any payment of moneys to or by the Purchase Contract Agent in respect of the Units pursuant to the provisions of this Section. Notwithstanding the provisions of
Section 5.10(e) through (q) or any other provisions of this Agreement, the Purchase Contract Agent shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of moneys to or by the Purchase Contract Agent, or the taking of any other action by the Purchase Contract Agent, unless and until a Responsible Officer of the Purchase Contract Agent shall have received written notice thereof mailed or delivered to the Purchase Contract Agent at its Corporate Trust Office from the Company, any Holder, or the holder or representative of any Senior Indebtedness; PROVIDED THAT if at least two Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose, the Purchase Contract Agent shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Purchase Contract Agent shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to or on or after such date.

       (p) The Purchase Contract Agent in its individual capacity shall be entitled to all the rights set forth in this Section with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness and nothing in this Agreement shall deprive the Purchase Contract Agent of any of its rights as such holder.

       (q) No right of any present or future holder of any Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

       (r) Nothing in this Section 5.10 shall apply to claims of, or payments to, the Purchase Contract Agent under or pursuant to Section 7.07.


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

       (s) With respect to the holders of Senior Indebtedness, (i) the duties and obligations of the Purchase Contract Agent shall be determined solely by the express provisions of this Agreement; (ii) the Purchase Contract Agent shall not be liable to any such holders if it shall, acting in good faith, mistakenly pay over or distribute to the Holders or to the Company or any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Section 5.10 or otherwise; (iii) no implied covenants or obligations shall be read into this Agreement against the Purchase Contract Agent; and (iv) the Purchase Contract Agent shall not be deemed to be a fiduciary as to such holders.

       SECTION 5.11. Deferral of Contract Adjustment Payments. (a) The Company has the right at any time, and from time to time, to defer payment of all or part of the Contract Adjustment Payments in respect of each Purchase Contract by extending the period for payment of Contract Adjustment Payments to any subsequent Payment Date (an "Extension Period"), but not beyond the Purchase Contract Settlement Date (or, with respect to Purchase Contracts for which an effective Early Settlement or Cash Merger Early Settlement has occurred, the Early Settlement Date or Cash Merger Early Settlement Date, as the case may be). Prior to the expiration of any Extension Period, the Company may further extend such Extension Period to any subsequent Payment Date, but not beyond the Purchase Contract Settlement Date (or any applicable Early Settlement Date or Cash Merger Early Settlement Date).

       If the Company so elects to defer Contract Adjustment Payments, the Company shall pay additional Contract Adjustment Payments on such deferred installments of Contract Adjustment Payments at a rate equal to ______% per annum, compounding on each succeeding Payment Date, until such deferred installments are paid in full (such deferred installments of Contract Adjustment Payments together with the accrued additional Contract Adjustment Payments thereon, being referred to herein as the "Deferred Contract Adjustment Payments").

       At the end of each Extension Period, including as the same may be extended as provided above, or, in the event of an effective Early Settlement or Cash Merger Early Settlement, on the Early Settlement Date or Cash Merger Early Settlement Date, as the case may be, the Company shall pay all Deferred Contract Adjustment Payments then due in the manner set forth in Section 5.10(a) (in the case of the end of an Extension Period), in the manner set forth in Section 5.07(b) (in the case of an Early Settlement) or in the manner set forth in
Section 5.04(b)(2) (in the case of a Cash Merger Early Settlement) to the extent such amounts are not deducted from the amount otherwise payable by the Holder in the case of a Cash Settlement, any Early Settlement or any Cash Merger Early Settlement. In the event of an Early Settlement, the Company shall pay all Deferred Contract Adjustment Payments due on the Purchase Contracts being settled early through the Payment Date immediately preceding the applicable Early Settlement Date. In the event of a Cash Merger Early Settlement, the Company shall pay all Deferred Contract Adjustment Payments due on the Purchase Contracts being settled on the Cash Merger Early Settlement Date to but excluding such Cash Merger Early Settlement Date.

       Upon termination of any Extension Period and the payment of all Deferred Contract Adjustment Payments and all accrued and unpaid Contract Adjustment Payments then due, the Company may commence a new Extension Period, provided that such Extension Period, together with all extensions thereof, may not extend beyond the Purchase Contract Settlement Date (or any applicable Early Settlement Date or Cash Merger Early Settlement Date). Except in the case


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of an Early Settlement or Cash Merger Early Settlement, no Contract Adjustment
Payments shall be due and payable during an Extension Period except at the end thereof, except that prior to the end of such Extension Period, the Company, at its option, may prepay on any Payment Date all or any portion of the Deferred Contract Adjustment Payments accrued during the then elapsed portion of such Extension Period.

       (b) The Company shall give written notice to the Purchase Contract Agent (and the Purchase Contract Agent shall give notice thereof to Holders of Purchase Contracts) of its election to extend any period for the payment of Contract Adjustment Payments, the expected length of any such Extension Period and any extension of any Extension Period, at least five Business Days before the earlier of (i) the Record Date for the Payment Date on which Contract Adjustment Payments would have been payable except for the election to begin or extend the Extension Period or (ii) the date the Purchase Contract Agent is required to give notice to any securities exchange or to Holders of Purchase Contracts of such Record Date or such Payment Date.

       (c) The Company shall give written notice to the Purchase Contract Agent (and the Purchase Contract Agent shall give notice thereof to Holders of Purchase Contracts) of the end of an Extension Period or its election to pay any portion of the Deferred Contract Adjustment Payments on a payment date prior to the end of an Extension Period, at least five Business Days before the earlier of (i) the Record Date for the Payment Date on which such Extension Period shall end or such payment of Deferred Contract Adjustment Payments shall be made or
(ii) the date the Purchase Contract Agent is required to give notice to any securities exchange or to Holders of Purchase Contracts of such Record Date or such Payment Date.

       (d) In the event the Company exercises its option to defer the payment of Contract Adjustment Payments, then, until all Deferred Contract Adjustment Payments have been paid, the Company shall not, and shall not permit any of its subsidiaries to, declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its share capital or their capital stock or share capital; PROVIDED THAT the Company's subsidiaries will not be restricted from declaring or paying such dividends, or making such distributions, to the Company or any of the Company's other subsidiaries as a result of the foregoing.

                                   ARTICLE VI

                                    REMEDIES

       SECTION 6.01. Unconditional Right of Holders to Receive Contract Adjustment Payments and to Purchase Shares of Ordinary Shares.

       Each Holder of a Unit shall have the right, which is absolute and unconditional, (i) to receive each Contract Adjustment Payment with respect to the Purchase Contract comprising part of such Unit on the respective Payment Date for such Unit and (ii) except upon and following a Termination Event, to purchase shares of Ordinary Shares pursuant to such Purchase Contract and, in each such case, to institute suit for the enforcement of any such right to receive


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Contract Adjustment Payments and the right to purchase shares of Ordinary
Shares, and such rights shall not be impaired without the consent of such Holder.

       SECTION 6.02. Restoration of Rights and Remedies.

       If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

       SECTION 6.03. Rights and Remedies Cumulative.

       Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in the last paragraph of
Section 3.10, no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

       SECTION 6.04. Delay or Omission Not Waiver.

       No delay or omission of any Holder to exercise any right upon a default or remedy upon a default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

       SECTION 6.05. Undertaking for Costs.

       All parties to this Agreement agree, and each Holder of a Unit, by its acceptance of such Unit shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Purchase Contract Agent for any action taken, suffered or omitted by it as Purchase Contract Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and costs against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; PROVIDED THAT the provisions of this Section shall not apply to any suit instituted by the Purchase Contract Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Units, or to any suit instituted by any Holder for the enforcement of interest on any Notes or Contract Adjustment Payments on or after the respective Payment Date therefor in respect of any Unit held by such Holder, or for enforcement of the right to purchase shares of Ordinary Shares under the Purchase Contracts constituting part of any Unit held by such Holder.


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       SECTION 6.06. Waiver of Stay or Extension Laws.

       The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Purchase Contract Agent or the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VII

                           THE PURCHASE CONTRACT AGENT

       SECTION 7.01. Certain Duties and Responsibilities.

       (a) The Purchase Contract Agent:

       (1) undertakes to perform, with respect to the Units, such duties and only such duties as are specifically set forth in this Agreement, the Pledge Agreement and the Remarketing Agreement and no implied covenants or obligations shall be read into this Agreement, the Pledge Agreement or the Remarketing Agreement against the Purchase Contract Agent; and

       (2) in the absence of bad faith or gross negligence on its part, may, with respect to the Units, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Purchase Contract Agent and conforming to the requirements of this Agreement or the Pledge Agreement or the Remarketing Agreement, as applicable, but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Purchase Contract Agent, the Purchase Contract Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement, the Pledge Agreement or the Remarketing Agreement, as applicable (but need not confirm or investigate the accuracy of the mathematical calculations or other facts stated therein).

       (b) No provision of this Agreement, the Pledge Agreement or the Remarketing Agreement shall be construed to relieve the Purchase Contract Agent from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

       (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

       (2) the Purchase Contract Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be conclusively determined by a court of competent jurisdiction that the Purchase Contract Agent was grossly negligent in ascertaining the pertinent facts; and


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       (3) no provision of this Agreement or the Pledge Agreement or the
Remarketing Agreement shall require the Purchase Contract Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

       (c) Whether or not therein expressly so provided, every provision of this Agreement, the Pledge Agreement and the Remarketing Agreement relating to the conduct or affecting the liability of or affording protection to the Purchase Contract Agent shall be subject to the provisions of this Section.

       (d) The Purchase Contract Agent is authorized to execute and deliver the Pledge Agreement and the Remarketing Agreement in its capacity as Purchase Contract Agent.

       SECTION 7.02. Notice of Default.

       Within ______ days after the occurrence of any default by the Company hereunder of which a Responsible Officer of the Purchase Contract Agent has actual knowledge, the Purchase Contract Agent shall transmit by mail to the Company and the Holders of Units, as their names and addresses appear in the Security Register, notice of such default hereunder, unless such default shall have been cured or waived.

       SECTION 7.03. Certain Rights of Purchase Contract Agent.

       Subject to the provisions of Section 7.01:

       (1) the Purchase Contract Agent may, in the absence of bad faith, conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

       (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

       (3) whenever in the administration of this Agreement or the Pledge Agreement or the Remarketing Agreement the Purchase Contract Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting to take any action hereunder or thereunder, the Purchase Contract Agent (unless other evidence be herein specifically prescribed in this Agreement) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate of the Company;

       (4) the Purchase Contract Agent may consult with counsel of its selection appointed with due care by it hereunder and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;


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       (5) the Purchase Contract Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Purchase Contract Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the execution, delivery and performance of the Purchase Contracts as it may see fit, and, if the Purchase Contract Agent shall determine to make such further inquiry or investigation, it shall be entitled to examine the relevant books, records and premises of the Company, personally or by agent or attorney;

       (6) the Purchase Contract Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees or an Affiliate of the Purchase Contract Agent and the Purchase Contract Agent shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee or an Affiliate of the Purchase Contract Agent appointed with due care by it hereunder; provided that the appointment of agents pursuant to this paragraph
(6) are subject to the prior written consent of the Company, which consent shall not be unreasonably withheld;

       (7) the Purchase Contract Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Holders pursuant to this Agreement, unless such Holders shall have offered to the Purchase Contract Agent security or indemnity satisfactory to the Purchase Contract Agent against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

       (8) the Purchase Contract Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in the absence of bad faith or gross negligence by it;

       (9) the Purchase Contract Agent shall not be deemed to have notice of any adjustment to the Settlement Rate, the occurrence of a Termination Event or any default hereunder unless a Responsible Officer of the Purchase Contract Agent has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by a Responsible Officer at the Corporate Trust Office of the Purchase Contract Agent, and such notice references the Units and this Agreement;

       (10) the Purchase Contract Agent may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

       (11) the rights, privileges, protections, immunities and benefits given to the Purchase Contract Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Purchase Contract Agent in each of its capacities hereunder, and to each officer, director, employee of the Purchase Contract Agent and each agent, custodian and other Person employed, in any capacity whatsoever, by the Purchase Contract Agent to act hereunder and shall survive the resignation or removal of the Purchase Contract Agent and the termination of this Agreement; and


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

       (12) The Purchase Contract Agent shall not be required to initiate or conduct any litigation or collection proceedings hereunder and shall have no responsibilities with respect to any default hereunder except as expressly set forth herein.

       SECTION 7.04. Not Responsible for Recitals or Issuance of Units.

       The recitals contained herein, in the Pledge Agreement, the Remarketing Agreement and in the Certificates shall be taken as the statements of the Company, and the Purchase Contract Agent assumes no responsibility for their accuracy or validity. The Purchase Contract Agent makes no representations as to the validity or sufficiency of either this Agreement or of the Units, or of the Pledge Agreement or the Pledge or the Collateral and shall have no responsibility for perfecting or maintaining the perfection of any security interest in the Collateral. The Purchase Contract Agent shall not be accountable for the use or application by the Company of the proceeds in respect of the Purchase Contracts.

       SECTION 7.05. May Hold Units.

       Any Security Registrar or any other agent of the Company, or the Purchase Contract Agent and its Affiliates, in their individual or any other capacity, may become the owner or pledgee of Units and may otherwise deal with the Company, the Collateral Agent or any other Person with the same rights it would have if it were not Security Registrar or such other agent, or the Purchase Contract Agent. The Company may become the owner or pledgee of Units.

       SECTION 7.06. Money Held in Custody.

       Money held by the Purchase Contract Agent in custody hereunder need not be segregated from the Purchase Contract Agent's other funds except to the extent required by law or provided herein. The Purchase Contract Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise provided hereunder or agreed in writing with the Company.

       SECTION 7.07. Compensation and Reimbursement.

       The Company agrees:

       (1) to pay to the Purchase Contract Agent compensation for all services rendered by it hereunder, under the Pledge Agreement and under the Remarketing Agreement as the Company and the Purchase Contract Agent shall from time to time agree in writing;

       (2) except as otherwise expressly provided for herein, to reimburse the Purchase Contract Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Purchase Contract Agent in accordance with any provision of this Agreement, the Pledge Agreement and the Remarketing Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel) in connection with the negotiation, preparation, execution and delivery and performance of this Agreement, the Pledge Agreement and the Remarketing Agreement and any modification, supplement or waiver of any of the terms thereof, except any such expense, disbursement or advance as may be attributable to its gross negligence, willful misconduct or bad faith; and


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

       (3) to indemnify and defend the Purchase Contract Agent and any predecessor Purchase Contract Agent (and each of its directors, officers, agents and employees, collectively, the "Indemnitees") for, and to hold each Indemnitee harmless against, any loss, claim, damage, fine, penalty, liability or expense (including reasonable fees and expenses of counsel) incurred without gross negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of its duties hereunder and under the Pledge Agreement and the Remarketing Agreement, including the Indemnitees' reasonable costs and expenses of defending themselves against any claim (whether asserted by the Company, a Holder or any other person) or liability in connection with the exercise or performance of any of the Purchase Contract Agent's powers or duties hereunder or thereunder.

       The provisions of this Section shall survive the resignation and removal of the Purchase Contract Agent and the termination of this Agreement.

       SECTION 7.08. Corporate Purchase Contract Agent Required; Eligibility.

       There shall at all times be a Purchase Contract Agent hereunder which shall be a Person organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (or being a member of a bank holding company having) a combined capital and surplus of at least $______, subject to supervision or examination by Federal or State authority and having corporate trust office in the Borough of Manhattan, New York City, if there be such a Person in the Borough of Manhattan, New York City, qualified and eligible under this Article and willing to act on reasonable terms. If such Person publishes or files reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published or filed. If at any time the Purchase Contract Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

       SECTION 7.09. Resignation and Removal; Appointment of Successor.

       (a) No resignation or removal of the Purchase Contract Agent and no appointment of a successor Purchase Contract Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Purchase Contract Agent in accordance with the applicable requirements of
Section 7.10.

       (b) The Purchase Contract Agent may resign at any time by giving written notice thereof to the Company ______ days prior to the effective date of such resignation. If the instrument of acceptance by a successor Purchase Contract Agent required by Section 7.10 shall not have been delivered to the Purchase Contract Agent within ______ days after the giving of such notice of resignation, the resigning Purchase Contract Agent may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.


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       (c) The Purchase Contract Agent may be removed at any time by Act of the
Holders of a majority in number of the Outstanding Units delivered to the Purchase Contract Agent and the Company. If the instrument of acceptance by a successor Purchase Contract Agent required by Section 7.10 shall not have been delivered to the Purchase Contract Agent within 30 days after such Act, the Purchase Contract Agent being removed may petition any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

       (d) If at any time:

       (1) the Purchase Contract Agent fails to comply with Section 310(b) of the TIA, as if the Purchase Contract Agent were an indenture trustee under an indenture qualified under the TIA, and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Unit for at least six months;

       (2) the Purchase Contract Agent shall cease to be eligible under Section
7.08 and shall fail to resign after written request therefor by the Company or by any such Holder; or

       (3) the Purchase Contract Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Purchase Contract Agent or of its property shall be appointed or any public officer shall take charge or control of the Purchase Contract Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Purchase Contract Agent, or (ii) any Holder who has been a bona fide Holder of a Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Purchase Contract Agent and the appointment of a successor Purchase Contract Agent.

       (e) If the Purchase Contract Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Purchase Contract Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Purchase Contract Agent and shall comply with the applicable requirements of Section 7.10. If no successor Purchase Contract Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 7.10, any Holder who has been a bona fide Holder of a Unit for at least six months, on behalf of itself and all others similarly situated, or the Purchase Contract Agent may petition at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

       (f) The Company shall give, or shall cause such successor Purchase Contract Agent to give, notice of each resignation and each removal of the Purchase Contract Agent and each appointment of a successor Purchase Contract Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the applicable Security Register. Each notice shall include the name of the successor Purchase Contract Agent and the address of its Corporate Trust Office.


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

       SECTION 7.10. Acceptance of Appointment by Successor.

       (a) In case of the appointment hereunder of a successor Purchase Contract Agent, every such successor Purchase Contract Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Purchase Contract Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Purchase Contract Agent shall become effective and such successor Purchase Contract Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Purchase Contract Agent; but, on the request of the Company or the successor Purchase Contract Agent, such retiring Purchase Contract Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Purchase Contract Agent all the rights, powers and trusts of the retiring Purchase Contract Agent and duly assign, transfer and deliver to such successor Purchase Contract Agent all property and money held by such retiring Purchase Contract Agent hereunder.

       (b) Upon request of any such successor Purchase Contract Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Purchase Contract Agent all such rights, powers and agencies referred to in paragraph (a) of this Section.

       (c) No successor Purchase Contract Agent shall accept its appointment unless at the time of such acceptance such successor Purchase Contract Agent shall be qualified and eligible under this Article.

       SECTION 7.11. Merger, Conversion, Consolidation or Succession to
Business.

       Any Person into which the Purchase Contract Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Purchase Contract Agent shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Purchase Contract Agent, shall be the successor of the Purchase Contract Agent hereunder, provided that such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Purchase Contract Agent then in office, any successor by merger, conversion or consolidation to such Purchase Contract Agent may adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor Purchase Contract Agent had itself authenticated and executed such Units.

       SECTION 7.12. Preservation of Information; Communications to Holders.

       (a) The Purchase Contract Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Purchase Contract Agent in its capacity as Security Registrar.

       (b) If three or more Holders (herein referred to as "Applicants") apply in writing to the Purchase Contract Agent, and furnish to the Purchase Contract Agent reasonable proof that each such applicant has owned a Unit for a period of at least six months preceding the date of such application, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Units and is accompanied by a copy of the form of proxy or other communication which such Applicants propose to transmit, then the Purchase Contract Agent shall mail to all the Holders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Purchase Contract Agent of the materials to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing.

       SECTION 7.13. No Obligations of Purchase Contract Agent.

       Except to the extent otherwise expressly provided in this Agreement, the Purchase Contract Agent assumes no obligations and shall not be subject to any liability under this Agreement, the Pledge Agreement, the Remarketing Agreement or any Purchase Contract in respect of the obligations of the Holder of any Unit thereunder. The Company agrees, and each Holder of a Certificate, by its acceptance thereof, shall be deemed to have agreed, that the Purchase Contract Agent's execution of the Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Purchase Contract Agent shall have no obligation to perform such Purchase Contracts on behalf of the Holders, except to the extent expressly provided in Article Five hereof. Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Purchase Contract Agent or its officers, directors, employees or agents be liable under this Agreement, the Pledge Agreement or the Remarketing Agreement to any third party for indirect, incidental, special, punitive, or consequential loss or damage of any kind whatsoever, including lost profits, whether or not the likelihood of such loss or damage was known to the Purchase Contract Agent and regardless of the form of action.

       SECTION 7.14. Tax Compliance.

       (a) The Purchase Contract Agent, on its own behalf and on behalf of the Company, will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Units or (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Units. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

       (b) The Purchase Contract Agent shall comply in accordance with the terms hereof with any written direction received from the Company with respect to the execution or certification of any required documentation and the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement conclusively rely on any such direction in accordance with the provisions of Section 7.01(a)(2) hereof.

       (c) The Purchase Contract Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.


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

                                  ARTICLE VIII

                             SUPPLEMENTAL AGREEMENTS

       SECTION 8.01. Supplemental Agreements Without Consent of Holders.

       Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Purchase Contract Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company and the Purchase Contract Agent, to:

       (1) evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Certificates;

       (2) evidence and provide for the acceptance of appointment hereunder by a successor Purchase Contract Agent;

       (3) add to the covenants of the Company for the benefit of the Holders, or surrender any right or power herein conferred upon the Company;

       (4) make provision with respect to the rights of Holders pursuant to the requirements of Section 5.04(b); or

       (5) except as provided for in Section 5.04, cure any ambiguity, correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or make any other provisions with respect to such matters or questions arising under this Agreement, provided that such action shall not adversely affect the interests of the Holders in any material respect.

       SECTION 8.02. Supplemental Agreements with Consent of Holders.

       With the consent of the Holders of not less than a majority of the Outstanding Units voting together as one class, including without limitation the consent of the Holders obtained in connection with a tender or an exchange offer, by Act of said Holders delivered to the Company and the Purchase Contract Agent, the Company, when authorized by a Board Resolution, and the Purchase Contract Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the terms of the Purchase Contracts, or the provisions of this Agreement or the rights of the Holders in respect of the Units; provided, however, that, except as contemplated herein, no such supplemental agreement shall, without the unanimous consent of the Holders of each outstanding Purchase Contract affected thereby,

       (1) change any Payment Date;

       (2) change the amount or the type of Collateral required to be Pledged to secure a Holder's obligations under the Purchase Contract, unless such change is not adverse to the Holders, impair the right of the Holder of any Purchase Contract to receive distributions on the related Collateral or otherwise adversely affect the Holder's rights in or to such Collateral or adversely alter the rights in or to such Collateral;


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

       (3) impair the Holders' right to institute suit for the enforcement of any Purchase Contract or any Contract Adjustment Payments;

       (4) reduce the number of shares of Ordinary Shares or the amount of any other property to be purchased pursuant to any Purchase Contract, increase the price to purchase shares of Ordinary Shares or any other property upon settlement of any Purchase Contract or change the Purchase Contract Settlement Date or the right to Early Settlement or Cash Merger Early Settlement or otherwise adversely affect the Holder's rights under the Purchase Contract;

       (5) reduce any Contract Adjustment Payments or change any place where, or the coin or currency in which, any Contract Adjustment Payment is payable; or

       (6) reduce the percentage of the outstanding Purchase Contracts the consent of whose Holders is required for any modification or amendment to the provisions of this Agreement, the Purchase Contracts or the Pledge Agreement;

PROVIDED THAT if any amendment or proposal referred to above would adversely affect only the Corporate Units or the Treasury Units, then only the affected class of Holders as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority of such class; and PROVIDED, FURTHER, THAT the unanimous consent of the Holders of each outstanding Purchase Contract of such class affected thereby shall be required to approve any amendment or proposal specified in clauses (1) through (6) above.

       It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

       SECTION 8.03. Execution of Supplemental Agreements.

       In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the Purchase Contract Agent shall be provided, and (subject to Section 7.01) shall be fully authorized and protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement and that any and all conditions precedent to the execution and delivery of such supplemental agreement have been satisfied. The Purchase Contract Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects the Purchase Contract Agent's own rights, duties, privileges, protections, indemnities, liabilities or immunities under this Agreement or otherwise.

       SECTION 8.04. Effect of Supplemental Agreements.

       Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder, shall be bound thereby.

       SECTION 8.05. Reference to Supplemental Agreements.

       Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Purchase Contract Agent, bear a notation in form approved by the Purchase Contract Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Purchase Contract Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent in exchange for outstanding Certificates.

                                   ARTICLE IX

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

       SECTION 9.01. Covenant Not to Consolidate, Merge, Convey, Transfer or Lease Property Except under Certain Conditions.

       The Company covenants that it will not consolidate with, convert into, or merge with and into, any other Person or sell, assign, transfer, lease or convey all or substantially all of its properties and assets to any Person, unless:

              (i) either the Company shall be the continuing Person, or the successor (if other than the Company) shall be a corporation, partnership, trust or limited liability company organized and existing under the laws of the United States of America or a State thereof or the District of Columbia, the Cayman Islands or Bermuda and such Person shall expressly assume all the obligations of the Company under the Purchase Contracts, this Agreement, the Pledge Agreement, the Indenture (including any supplement thereto) and the Remarketing Agreement by one or more supplemental agreements in form reasonably satisfactory to the Purchase Contract Agent and the Collateral Agent, executed and delivered to the Purchase Contract Agent and the Collateral Agent by such Person; and

              (ii) the Company or such successor Person, as the case may be, shall not, immediately after such consolidation, conversion, merger, sale, assignment, transfer, lease or conveyance, be in default of payment obligations under the Purchase Contracts, this Agreement, the Pledge Agreement, the Indenture (including any supplement thereto) or the Remarketing Agreement or in material default in the performance of any other covenants under any of the foregoing agreements.

       SECTION 9.02. Rights and Duties of Successor Person.

       In case of any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance and upon any such assumption by a successor Person in accordance with Section 9.01, such successor Person shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of Scottish Annuity & Life Holdings, Ltd., any or all of the Certificates evidencing Units issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Purchase Contract Agent; and, upon the order of such successor Person, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Purchase Contract Agent shall authenticate and execute on behalf of the Holders and deliver any Certificates which previously shall have been signed and delivered by the officers of the Company to the Purchase Contract Agent for authentication and execution, and any Certificate evidencing Units which such successor Person thereafter shall cause to be signed and delivered to the Purchase Contract Agent for that purpose. All the Certificates issued shall in all respects have the same legal rank and benefit under this Agreement as the Certificates theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Certificates had been issued at the date of the execution hereof.

       In case of any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Units thereafter to be issued as may be appropriate.

       SECTION 9.03. Officers' Certificate and Opinion of Counsel Given to Purchase Contract Agent.

       The Purchase Contract Agent, subject to Sections 7.01 and 7.03, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance, and any such assumption, complies with the provisions of this Article and that all conditions precedent to the consummation of any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance have been met.

                                    ARTICLE X

                                    COVENANTS

       SECTION 10.01. Performance under Purchase Contracts.

       The Company covenants and agrees for the benefit of the Holders from time to time of the Units that it will duly and punctually perform its obligations under the Purchase Contracts in accordance with the terms of the Purchase Contracts and this Agreement.

       SECTION 10.02. Maintenance of Office or Agency.

       The Company will maintain in the Borough of Manhattan, New York City an office or agency where Certificates may be presented or surrendered for acquisition of shares of Ordinary Shares upon settlement of the Purchase Contracts on the Purchase Contract Settlement Date or upon Early Settlement or Cash Merger Early Settlement and for transfer of Collateral upon occurrence of a Termination Event, where Certificates may be surrendered for registration of transfer or exchange, for a Collateral Substitution or recreation of Corporate Units and where notices and demands to or upon the Company in respect of the Units and this Agreement may be served. The Company will give prompt written notice to the Purchase Contract Agent of the location, and any change in the location, of such office or agency. The Company initially designates the Corporate Trust Office of the Purchase Contract Agent as such office of the


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

Company. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Purchase Contract Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Purchase Contract Agent as its agent to receive all such presentations, surrenders, notices and demands.

       The Company may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, THAT no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, New York City for such purposes. The Company will give prompt written notice to the Purchase Contract Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as the place of payment for the Units the Corporate Trust Office and appoints the Purchase Contract Agent at its Corporate Trust Office as paying agent in such city.

       SECTION 10.03. Company to Reserve Ordinary Shares.

       The Company shall at all times prior to the Purchase Contract Settlement Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Ordinary Shares the full number of shares of Ordinary Shares issuable against tender of payment in respect of all Purchase Contracts constituting a part of the Units evidenced by Outstanding Certificates.

       SECTION 10.04. Covenants as to Ordinary Shares.

       The Company covenants that all shares of Ordinary Shares which may be issued against tender of payment in respect of any Purchase Contract constituting a part of the Outstanding Units will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable.

       SECTION 10.05. Statements of Officers of the Company as to Default.

       The Company will deliver to the Purchase Contract Agent, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is December 31) ending after the date hereof, an Officers' Certificate, stating whether or not to the knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

       SECTION 10.06. ERISA.

       Each Holder from time to time of the Units that is a Plan or who used assets of a Plan to purchase Units hereby represents that either (i) no portion of the assets used by such Holder to acquire the Corporate Units constitutes assets of the Plan or (ii) the purchase or holding of the Corporate Units by such purchaser or transferee will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4973 of the Code or similar violation under any applicable laws.

       SECTION 10.07. Tax Treatment.

       The Company covenants and agrees, and by purchasing a Treasury Unit or a Corporate Unit each Holder agrees, for United States federal, state and local income and franchise tax purposes, to (i) treat a Holder's acquisition of the Treasury Units or Corporate Units as the acquisition of the Treasury Securities, the Applicable Ownership Interest in the Treasury Portfolio or Notes, as the case may be, and Purchase Contracts constituting the Treasury Units or the Corporate Units, as the case may be, (ii) treat each Holder as the owner of the applicable interest in the Collateral Account, including the Notes and Applicable Ownership Interests in the Treasury Portfolio or the Treasury Securities and (iii) treat each Note as indebtedness of the Company.

                       [SIGNATURES ON THE FOLLOWING PAGE]




























                                       82
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       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                      SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                      ---------------------------,
                                      as Purchase Contract Agent



                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT A

                  (FORM OF FACE OF CORPORATE UNIT CERTIFICATE)

       [For inclusion in Global Certificates only - THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS THE NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

       UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

No. 1                                                           CUSIP No. ______
Number of Corporate Units: ______

                     SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.
                                 Corporate Units

       This Corporate Units Certificate certifies that [Cede & Co.] ______is the registered Holder of the number of Corporate Units set forth above [For inclusion in Global Certificates only - or such other number of Corporate Units reflected in the Schedule of Increases or Decreases in Global Certificate attached hereto], which number shall not exceed ______. Each Corporate Unit consists of (i) either (a) the beneficial ownership by the Holder of $______ principal amount of Notes due ______, 200__ (the "Notes") of Scottish Annuity & Life Holdings, Ltd., a holding company organized under the laws of the Cayman Islands (the "Company"), subject to the Pledge of such Note by such Holder pursuant to the Pledge Agreement, or (b) upon the occurrence of a Special Event Redemption prior to the Purchase Contract Settlement Date or a Successful Remarketing of the Notes prior to the Final Remarketing Date, the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio by such Holder pursuant to the Pledge

Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with the Company. All capitalized terms used herein which are defined in the Purchase Contract Agreement (as defined on the reverse hereof) have the meaning set forth therein.

       Pursuant to the Pledge Agreement, the Notes or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, constituting part of each Corporate Unit evidenced hereby have been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising part of such Corporate Unit.

       The Pledge Agreement provides that all payments of the principal amount with respect to any of the Pledged Notes or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, or interest or distributions on any Pledged Notes (as defined in the Pledge Agreement) or the appropriate Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio, as the case may be, constituting part of the Corporate Units received by the Securities Intermediary shall be paid by wire transfer in same day funds (i) in the case of (A) interest on Pledged Notes or distributions with respect to the appropriate Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio, as the case may be, and (B) any payments of the principal amount of any Notes or with respect to the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, that have been released from the Pledge pursuant to the Pledge Agreement, to the Purchase Contract Agent to the account designated by the Purchase Contract Agent, no later than 2:00 p.m., New York City time, on the Business Day such payment is received by the Securities Intermediary (provided that in the event such payment is received by the Securities Intermediary on a day that is not a Business Day or after 12:30 p.m., New York City time, on a Business Day, then such payment shall be made no later than 10:30 a.m., New York City time, on the next succeeding Business Day) and
(ii) in the case of payments with respect to the principal amount of the Notes or with respect to the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, to the Company on the Purchase Contract Settlement Date (as described herein) in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Corporate Units of which such Pledged Notes or the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, are a part under the Purchase Contracts forming a part of such Corporate Units. Interest on the Notes and distributions on the appropriate Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio, as the case may be, forming part of a Corporate Units evidenced hereby, which are payable quarterly in arrears on ______, ______, ______, and ______ of each year, commencing ______, 200__ (a "Payment Date"), shall, subject to receipt thereof by the Purchase Contract Agent from the Securities Intermediary, be paid to the Person in whose name this Corporate Units Certificate (or a Predecessor Corporate Units Certificate) is registered at the close of business on the Record Date for such Payment Date.

       Each Purchase Contract evidenced hereby obligates the Holder of this Corporate Units Certificate to purchase, and the Company to sell, on ______, 200__ (the "Purchase Contract Settlement Date"), at a price equal to $______ (the "Stated Amount"), a number of newly issued shares of ordinary shares, par value $0.01 per share ("Ordinary Shares"), of the Company, equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement or Cash Merger Early Settlement with respect to such Purchase Contract, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "Purchase Price") for the shares of Ordinary Shares purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of payment received in respect of the principal amount with respect to any Pledged Notes pursuant to the Remarketing or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, pledged to secure the obligations under such Purchase Contract of the Holder of the Corporate Units of which such Purchase Contract is a part.

       Each Purchase Contract evidenced hereby obligates the Holder to agree, for United States federal, state and local income and franchise tax purposes, to
(i) treat an acquisition of the Corporate Units as an acquisition of the Notes and Purchase Contracts constituting the Corporate Units, (ii) treat itself as owner of the applicable interest in the Collateral Account, including the Notes and the Applicable Ownership Interests in the Treasury Portfolio and (iii) treat each Note as indebtedness of the Company.

       The Company shall pay, on each Payment Date, in respect of each Purchase Contract forming part of a Corporate Unit evidenced hereby, an amount (the "Contract Adjustment Payments") equal to ______% per year of the Stated Amount. Such Contract Adjustment Payments shall be payable to the Person in whose name this Corporate Units Certificate is registered at the close of business on the Record Date for such Payment Date. The Company may, at its option, defer such Contract Adjustment Payments.

       Interest on the Notes and distributions on the Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) and the Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in New York City. If the book-entry system for the Corporate Units has been terminated, the Contract Adjustment Payments will be payable, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Security Register, or by wire transfer to the account designated by such Person by a prior written notice to the Purchase Contract Agent.

       Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

       Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Corporate Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

       IN WITNESS WHEREOF, the Company and the Holder specified above have caused this instrument to be duly executed.

                                    Scottish Annuity & Life Holdings, Ltd.


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                    HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts)


                                    By:
                                         not individually but solely as
                                         Attorney-in-Fact of such Holder


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


DATED:
      ----------------------------

                          CERTIFICATE OF AUTHENTICATION

                           OF PURCHASE CONTRACT AGENT

       This is one of the Corporate Units Certificates referred to in the within mentioned Purchase Contract Agreement.

                                    By:
                                              as Purchase Contract Agent


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


DATED:
      ---------------------------

                 (FORM OF REVERSE OF CORPORATE UNIT CERTIFICATE)

       Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of ______, 200__ (as may be supplemented from time to time, the "Purchase Contact Agreement"), between the Company and ______, as Purchase Contract Agent (including its successors hereunder, the "Purchase Contract Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Company, and the Holders and of the terms upon which the Corporate Units Certificates are, and are to be, executed and delivered.

       Each Purchase Contract evidenced hereby obligates the Holder of this Corporate Units Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of shares of Ordinary Shares equal to the Settlement Rate, unless an Early Settlement, a Cash Merger Early Settlement or a Termination Event with respect to the Units of which such Purchase Contract is a part shall have occurred. The "Settlement Rate" is equal to:

              (1) if the Adjusted Applicable Market Value (as defined below) is greater than or equal to $______ (the "Threshold Appreciation Price"), ______ shares of Ordinary Shares per Purchase Contract;

              (2) if the Adjusted Applicable Market Value is less than the Threshold Appreciation Price but greater than $______ (the "Reference Price"), the number of shares of Ordinary Shares per Purchase Contact having a value equal to the Stated Amount divided by the Adjusted Applicable Market Value; and

              (3) if the Adjusted Applicable Market Value is less than or equal to the Reference Price, ______ shares of Ordinary Shares per Purchase Contract;

in each case subject to adjustment as provided in the Purchase Contract Agreement (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

       No fractional shares of Ordinary Shares will be issued upon settlement of Purchase Contracts, as provided in Section 5.09 of the Purchase Contract Agreement.

       Each Purchase Contract evidenced hereby, which is settled through Early Settlement or Cash Merger Early Settlement shall obligate the Holder of the related Corporate Units to purchase at the Purchase Price, and the Company to sell, a number of newly issued shares of Ordinary Shares equal to the Early Settlement Rate (in the case of an Early Settlement) or applicable Settlement Rate (in the case of a Cash Merger Early Settlement).

       The "APPLICABLE MARKET VALUE" means the average of the Closing Price per share of Ordinary Shares on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date subject to adjustments set forth under Section 5.04 of the Purchase Contract Agreement.

       The "ADJUSTED APPLICABLE MARKET VALUE" means (i) prior to any adjustment of the Settlement Rate pursuant to paragraph (1), (2), (3), (4), (5), (6), (7) or (10) of Section 5.04(a) of the Purchase Contract Agreement, the Applicable Market Value, and (ii) at the time of and after any adjustment of the Settlement Rate pursuant to paragraph (1), (2), (3), (4), (5), (6), (7) or (10) of Section 5.04(a) of the Purchase Contract Agreement, the Applicable Market Value multiplied by a fraction, the numerator of which shall be the Settlement Rate immediately after such adjustment pursuant to paragraph (1), (2), (3), (4), (5),
(6), (7) or (10) of Section 5.04(a) of the Purchase Contract Agreement and the denominator of which shall be the Settlement Rate immediately prior to such adjustment; provided, however, that if such adjustment to the Settlement Rate is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (1), (2), (3), (4), (5), (6), (7) or (10) of Section 5.04(a) of the
Purchase Contract Agreement during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Settlement Rate.

       The "CLOSING PRICE" per share of Ordinary Shares on any date of determination means:

              (1) the closing sale price as of the close of the principal trading session (or, if no closing price is reported, the last reported sale price) per share on the New York Stock Exchange, Inc. (the "NYSE") on such date;

              (2) if Ordinary Shares are not listed for trading on the NYSE on any such date, the closing sale price (or, if no closing price is reported, the last reported sale price) per share as reported in the composite transactions for the principal United States national or regional securities exchange on which Ordinary Shares are so listed;

              (3) if Ordinary Shares are not so listed on a United States national or regional securities exchange, the last closing sale price per share as reported by The Nasdaq Stock Market, Inc.;

              (4) if Ordinary Shares are not so reported, the last quoted bid price per share of Ordinary Shares in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

              (5) if such bid price is not available, the market value of Ordinary Shares on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

       A "TRADING DAY" means a day on which Ordinary Shares (1) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (2) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of Ordinary Shares.

       In accordance with the terms of the Purchase Contract Agreement, the Holder of this Corporate Units Certificate may pay the Purchase Price for the shares of Ordinary Shares purchased pursuant to each Purchase Contract evidenced hereby, by effecting a Cash Settlement, an Early Settlement or, if applicable, a Cash Merger Early Settlement or from the proceeds of the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio or a Remarketing of the related Pledged Notes. Unless the Treasury Portfolio has replaced the Notes as a component of Corporate Units, a Holder of Corporate Units who (1) does not, on or prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, notify the Purchase Contract Agent of its intention to effect a Cash Settlement, or who does so notify the Purchase Contract Agent but fails to make an effective Cash Settlement prior to 5:00 p.m. (New York City time) on the fourth Business Day immediately preceding the Purchase Contract Settlement Date, or (2) on or prior to 5:00 p.m. (New York City time) on the fifth Business Day prior to the Purchase Contract Settlement Date, does not make an effective Early Settlement, shall pay the Purchase Price, less the amount of any Deferred Contract Adjustment Payments payable to such Holder, for the shares of Ordinary Shares to be delivered under the related Purchase Contract from the proceeds of the sale of the related Pledged Notes held by the Collateral Agent unless the Holder has previously made a Cash Merger Early Settlement. Unless the Treasury Portfolio has replaced the Notes as a component of Corporate Unit, such sale will be made by the Remarketing Agent pursuant to the terms of the Remarketing Agreement on the Final Remarketing Date. If the Treasury Portfolio has replaced the Notes as a component of Corporate Units, a Holder of Corporate Units shall pay the Purchase Price for the shares of Ordinary Shares to be delivered under the related Purchase Contract from the proceeds at maturity of the Applicable Ownership Interests (as defined in clause (i) of the definition of such term) in the Treasury Portfolio.

       If, as provided in the Purchase Contract Agreement, upon the occurrence of a Failed Final Remarketing, the Collateral Agent, for the benefit of the Company, exercises its rights as a secured creditor with respect to the Pledged Notes related to this Corporate Units Certificate, any accrued and unpaid interest on such Pledged Notes will become payable by the Company to the holder of this Corporate Units Certificate in the manner provided for in the Purchase Contract Agreement.

       The Company shall not be obligated to issue any shares of Ordinary Shares in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate Purchase Price for the shares of Ordinary Shares to be purchased thereunder in the manner set forth in the Purchase Contract Agreement.

       Each Purchase Contract evidenced hereby and all obligations and rights of the Company and the Holder thereunder shall terminate if a Termination Event shall occur. Upon the occurrence of a Termination Event, the Company shall give written notice to the Purchase Contract Agent and to the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Notes or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio forming a part of each Corporate Unit from the Pledge. A Corporate Unit shall thereafter represent the right to receive the Note or the appropriate Applicable Ownership Interests in the Treasury Portfolio forming a part of such Corporate Units in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

       Under the terms of the Pledge Agreement and the Purchase Contract Agreement, the Purchase Contract Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Notes, but only to the extent instructed in writing by the Holders. Upon receipt of notice of any meeting at which holders of Notes are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Notes, the Purchase Contract Agent shall, as soon as practicable thereafter, mail to the Corporate Units Holders a notice:

              (1) containing such information as is contained in the notice or solicitation;

              (2) stating that each Corporate Units Holder on the record date set by the Purchase Contract Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Notes entitled to vote) shall be entitled to instruct the Purchase Contract Agent as to the exercise of the voting rights pertaining to the Notes constituting a part of such Holder's Corporate Units; and

              (3) stating the manner in which such instructions may be given.

       Upon the written request of the Corporate Units Holders on such record date, received by the Purchase Contract Agent at least six days prior to such meeting, the Purchase Contract Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum aggregate principal amount of Notes as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Corporate Unit, the Purchase Contract Agent shall abstain from voting the Note evidenced by such Corporate Unit.

       Upon the occurrence of a Special Event Redemption, the Collateral Agent shall surrender the Pledged Notes against delivery of an amount equal to the aggregate Redemption Price of the Pledged Notes and shall deposit funds in the Collateral Account in exchange for the Pledged Notes. Thereafter, pursuant to the terms of the Pledge Agreement, the Collateral Agent shall cause the Securities Intermediary to apply an amount equal to the aggregate Redemption Amount of such funds to purchase on behalf of the Holders of Corporate Units, the Treasury Portfolio and promptly (a) transfer the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio to the Collateral Account to secure the obligations of each Holder of Corporate Units to purchase shares of Ordinary Shares under the Purchase Contracts constituting a part of such Corporate Units, (b) transfer the Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio to the Purchase Contract Agent for the benefit of the Holders of such Corporate Units and (C) remit the remaining portion of such funds to the Purchase Contract Agent for payment to the Holders of such Corporate Units.

       Upon the occurrence of a Successful Remarketing of Notes prior to the Final Remarketing Date, pursuant to the terms of the Remarketing Agreement, the Remarketing Agent will apply an amount equal to the Treasury Portfolio Purchase Price to purchase on behalf of the Holders of Corporate Units, the Treasury Portfolio, and, after deducting the Remarketing Fee to the extent permitted under the terms of the Remarketing Agreement, promptly remit the remaining portion of such proceeds of such Successful Remarketing to the Purchase Contract Agent for payment to the Holders of such Corporate Units.

       Following the occurrence of (i) a Special Event Redemption prior to the Purchase Contract Settlement Date, or (ii) a Successful Remarketing of the Notes prior to the Final Remarketing Date, the Holders of Corporate Units and the Collateral Agent shall have such security interest rights and obligations with respect to the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio as the Holder of Corporate Units and the Collateral Agent had in respect of the Notes, as the case may be, subject to the Pledge thereof as provided in the Pledge Agreement and any reference herein to the Notes shall be deemed to be a reference to such Treasury Portfolio.

       The Corporate Units Certificates are issuable only in registered form and only in denominations of a single Corporate Unit and any integral multiple thereof. The transfer of any Corporate Units Certificate will be registered and Corporate Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Purchase Contract Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Holder who elects to substitute a Treasury Security for a Note, thereby creating Treasury Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Corporate Units remains in effect, such Corporate Units shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Corporate Units in respect of the Notes and Purchase Contract constituting such Corporate Units may be transferred and exchanged only as a Corporate Unit.

       Unless the Treasury Portfolio has replaced the Notes as a component of the Corporate Units, and subject to the conditions set forth in the Purchase Contract Agreement, the Holder of Corporate Units may substitute, at any time prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, for the Pledged Notes securing such Holder's obligations under the related Purchase Contracts, Treasury Securities in an aggregate principal amount at maturity equal to the aggregate principal amount of the Pledged Notes in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, each Unit for which such Pledged Treasury Securities secures the Holder's obligation under the Purchase Contract shall be referred to as a "Treasury Unit". A Holder may make such Collateral Substitution only in integral multiples of 40 Corporate Units for 40 Treasury Units.

       If the Treasury Portfolio has replaced the Notes as a component of the Corporate Units, a Holder may, at any time on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, substitute Treasury Securities for the Applicable Ownership Interests in the Treasury Portfolio, but only in integral multiples of 80,000 Corporate Units. In such an event, the Holder shall transfer Treasury Securities to the Collateral Agent, and the Purchase Contract Agent shall instruct the Collateral Agent to release the Pledge of and transfer to the Holder the appropriate Applicable Ownership Interests in the Treasury Portfolio.

       The Company shall pay, on each Payment Date, the Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name the Corporate Units

Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in New York City. If the book-entry system for the Corporate Units has been terminated, the Contract Adjustment Payments will be payable, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Security Register, or by wire transfer to the account designated by such Person by a prior written notice to the Purchase Contract Agent.

       The Company has the right to defer payment of all or part of the Contract Adjustment Payments in respect of each Purchase Contract until no later than the Purchase Contract Settlement Date (or in the event of an effective Early Settlement or Cash Merger Early Settlement, the Early Settlement Date or Cash Merger Early Settlement Date, as the case may be) as set forth in the Purchase Contract Agreement. If the Company so elects to defer Contract Adjustment Payments, the Company shall pay additional Contract Adjustment Payments on such deferred installments of Contract Adjustment Payments at a rate equal to ______% per annum, compounding on each succeeding Payment Date, until such deferred installments are paid. In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Purchase Contracts until the Purchase Contract Settlement Date (or, in the event of an effective Early Settlement or Cash Merger Early Settlement, the Early Settlement Date or Cash Merger Early Settlement Date, as the case may be), each Holder will receive on the Purchase Contract Settlement Date, Early Settlement Date or Cash Merger Early Settlement Date, as applicable, the Deferred Contract Adjustment Payments to the extent such fees are not deducted from the Settlement Price in the case of a Cash Settlement or any Early Settlement or Cash Merger Early Settlement as set forth in the Purchase Contract Agreement.

       The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Notes or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, from the Pledge in accordance with the provisions of the Pledge Agreement.

       Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts underlying Units may be settled early at any time prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date ("Early Settlement") as provided in the Purchase Contract Agreement. In order to exercise the right to effect Early Settlement with respect to any Purchase Contract evidenced by this Certificate, the Holder of this Corporate Units Certificate shall deliver to the Purchase Contract Agent at the Corporate Trust Office an Election to Settle Early form set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the order of the Company in an amount (the "Early Settlement Amount") equal to:

              (i) the sum of (A) the product of (I) the Stated Amount times (II) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus (B) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date next preceding any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments (including any Deferred Contract Adjustment Payments) payable on such Payment Date with respect to such Purchase Contracts, less

              (ii) the amount of any Deferred Contract Adjustment Payments payable to such Holder as a result of such Early Settlement.

       Upon Early Settlement of Purchase Contracts by a Holder of the related Units, the Pledged Notes or Pledge Applicable Ownership Interests (as specified in clause (i) of the definition of such term) underlying such Units shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Ordinary Shares on account of each Purchase Contract forming part of a Corporate Unit as to which Early Settlement is effected equal to ______ shares of Ordinary Shares per Purchase Contract (the "Early Settlement Rate"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in Section 5.04 of the Purchase Contract Agreement.

       Upon the occurrence of a Cash Merger, a Holder of Corporate Units may effect Cash Merger Early Settlement of the Purchase Contract underlying such Corporate Units pursuant to the terms of Section 5.04(b)(2) of the Purchase Contract Agreement. Upon Cash Merger Early Settlement of Purchase Contracts by a Holder of the related Corporate Units, the Pledged Notes or Pledged Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio underlying such Corporate Units shall be released from the Pledge as provided in the Pledge Agreement.

       Upon registration of transfer of this Corporate Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Corporate Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

       The Holder of this Corporate Units Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Corporate Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the debtor under the Bankruptcy Code or subject to other similar state or Federal law providing for reorganization or liquidation, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract Agreement and the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Notes or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, underlying this Corporate Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments with respect to the aggregate principal amount of the Pledged Notes or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

       Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

       The Purchase Contracts shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of law provisions thereof.

       Prior to due presentment of this Certificate for registration of transfer, the Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Corporate Units Certificate is registered as the owner of the Corporate Units evidenced hereby for the purpose of receiving payments of interest payable on the Notes, receiving payments of Contract Adjustment Payments (subject to any applicable record date), performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.

       The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Ordinary Shares.

       A copy of the Purchase Contract Agreement is available for inspection at the offices of the Purchase Contract Agent.

                                  ABBREVIATIONS

       The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:                               as tenants in common
UNIF GIFT MIN ACT:                     _________________________      Custodian    ________________________
                                                (cust)                                     (minor)
                                       Under Uniform Gifts to Minors Act of

TENANT:                                as tenants by the entireties
JT TEN:                                as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


--------------------------------------------------------------------------------
            (Please insert Social Security or Taxpayer I.D. or other
                         Identifying Number of Assignee)



--------------------------------------------------------------------------------
  (Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within Corporate Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney ______, to transfer said Corporate Units Certificates on the books of Scottish Annuity & Life Holdings, Ltd., with full power of substitution in the premises.

Dated:                              Signature
       -------------------------              ----------------------------------

                                    NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Corporate Units Certificates in every particular, without alteration or enlargement or any change whatsoever.

         Signature Guarantee:
                             -----------------------------------

                             SETTLEMENT INSTRUCTIONS

       The undersigned Holder directs that a certificate for shares of Ordinary Shares deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Corporate Units evidenced by this Corporate Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

                                     ___________________________________________
Dated:________________________       Signature
                                     Signature Guarantee:_______________________
                                     (if assigned to another person)


If shares are to be registered in
the name of and delivered to a              REGISTERED HOLDER
Person other than the Holder,
please (i) print such Person's name
and address and (ii) provide a         Please print name and address of
guarantee of your signature:           Registered Holder:

____________________________________   _________________________________________
Name                                   Name


____________________________________   _________________________________________
Address                                Address


____________________________________   _________________________________________

____________________________________   _________________________________________

____________________________________   _________________________________________

Social Security or other Taxpayer
Identification Number, if any

                                       _________________________________________

              ELECTION TO SETTLE EARLY/CASH MERGER EARLY SETTLEMENT

       The undersigned Holder of this Corporate Units Certificate hereby irrevocably exercises the option to effect [Early Settlement] [Cash Merger Early Settlement following a Cash Merger] in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Corporate Units evidenced by this Corporate Units Certificate specified below. The undersigned Holder directs that a certificate for shares of Ordinary Shares or other securities deliverable upon such [Early Settlement] [Cash Merger Early Settlement] be registered in the name of, and delivered, together with a check in payment for any fractional share and any Corporate Units Certificate representing any Corporate Units evidenced hereby as to which [Early Settlement] [Cash Merger Early Settlement] of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Notes or the appropriate Applicable Ownership Interests in the Treasury Portfolio, as the case may be, deliverable upon such [Early Settlement] [Cash Merger Early Settlement] will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated _______________________________   ________________________________________
                                        Signature

Signature Guarantee: ___________________________________________

       Number of Units evidenced hereby as to which [Early Settlement] [Cash Merger Early Settlement] of the related Purchase Contracts is being elected:

If shares of Ordinary Shares or Corporate    REGISTERED HOLDER
Units Certificates are to be
registered in the name of and
delivered to and Pledged Notes or
the Applicable Ownership Interests
in the Treasury Portfolio, as the case
may be, are to be transferred to a
Person other than the Holder, please
print such Person's name and address:
                                             Please print name and address of
                                             Registered Holder:

____________________________________   _________________________________________
Name                                   Name


____________________________________   _________________________________________
Address                                Address


____________________________________   _________________________________________

____________________________________   _________________________________________

____________________________________   _________________________________________

Social Security or other Taxpayer
Identification Number, if any

                                       _________________________________________

Transfer Instructions for Pledged Notes or the Applicable Ownership Interests in the Treasury Portfolio, as the case may be, transferable upon [Early Settlement] [Cash Merger Early Settlement] or a Termination Event:

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

The initial number of Corporate Units of this Global Certificate is ______. The following increases or decreases in this Global Certificate have been made:

-------------------- ------------------------ ----------------------- ------------------------ -----------------------
                                                                        Number or Corporate
                       Amount of increase       Amount of decrease      Units evidenced by
                          in Number of             in Number of             this Global             Signature of
                         Corporate Units         Corporate Units            Certificate         authorized signatory
                        evidenced by the         evidenced by the         following such        of Purchase Contract
Date                   Global Certificate       Global Certificate     decrease or increase            Agent
-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

                                    EXHIBIT B

                   (FORM OF FACE OF TREASURY UNIT CERTIFICATE)

       [For inclusion in Global Certificate only - THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

       UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

No. 1                                                           CUSIP No. ______
Number of Treasury Units: ______

                     Scottish Annuity & Life Holdings, Ltd.
                                 Treasury Units

       This Treasury Units Certificate certifies that [Cede & Co.] ______ is the registered Holder of the number of Treasury Units set forth above [For inclusion in Global Certificates only - or such other number of Treasury Units as is reflected in the Schedule of Increases or Decreases in Global Certificate attached hereto], which number shall not exceed ______. Each Treasury Unit consists of (i) a 1/40 undivided beneficial ownership interest of a Treasury Security having a principal amount at maturity equal to $1,000, subject to the Pledge of such Treasury Security by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with Scottish Annuity & Life Holdings, Ltd., a holding company organized under the laws of the Cayman Islands (the "Company"). All capitalized terms used herein which are defined in the Purchase Contract Agreement (as defined on the reverse hereof) have the meaning set forth therein.

       Pursuant to the Pledge Agreement, the Treasury Securities constituting part of each Treasury Unit evidenced hereby have been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising part of such Treasury Unit. Each Purchase Contract evidenced hereby obligates the Holder of this Treasury Units Certificate to purchase, and the Company, to sell, on ______, 200__ (the "Purchase Contract Settlement Date"), at a price equal to $______ (the "Stated Amount"), a number of newly issued shares of ordinary shares, par value $0.01 per share ("Ordinary Shares"), of the Company, equal to the Settlement Rate, unless prior to or on the Purchase Contract Settlement Date there shall have occurred a Termination Event, an Early Settlement or a Cash Merger Early Settlement with respect to such Purchase Contract, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "Purchase Price") for the shares of Ordinary Shares purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of the proceeds from the Treasury Securities at maturity pledged to secure the obligations of the Holder under such Purchase Contract of the Treasury Units of which such Purchase Contract is a part.

       Each Purchase Contract evidenced hereby obligates the Holder to agree, for United States federal, state and local income and franchise tax purposes, to
(i) treat an acquisition of the Treasury Units as an acquisition of the Treasury Securities and Purchase Contracts constituting the Treasury Units and (ii) treat itself as owner of the applicable interest in the Collateral Account, including the Treasury Securities.

       The Company shall pay, on each Payment Date, in respect of each Purchase Contract forming part of a Treasury Unit evidenced hereby, an amount (the "Contract Adjustment Payments") equal to ______% per year of the Stated Amount. Such Contract Adjustment Payments shall be payable to the Person in whose name this Treasury Units Certificate is registered at the close of business on the Record Date for such Payment Date. The Company may, at its option, defer such Contract Adjustment Payments.

       Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in New York City. If the book-entry system for the Corporate Units has been terminated, the Contract Adjustment Payments will be payable, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Security Register, or by wire transfer to the account designated by such Person by a prior written notice to the Purchase Contract Agent.

       Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

       Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Treasury Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company and the Holder specified above have caused this instrument to be duly executed.

                                   Scottish Annuity & Life Holdings, Ltd.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts)

                                   By:
                                       -----------------------------------------
                                       not individually but solely as
                                       Attorney-in-Fact of such Holder

                                   By:
                                       -----------------------------------------
                                       Authorized Officer


Dated:
        -------------------------

                        CERTIFICATE OF AUTHENTICATION OF
                             PURCHASE CONTRACT AGENT

       This is one of the Treasury Units referred to in the within-mentioned Purchase Contract Agreement.



                                   By:
                                       ----------------------------------------,
                                       as Purchase Contract Agent


                                   By:
                                       -----------------------------------------
                                       Authorized Officer


Dated:
       --------------------------

                     (REVERSE OF TREASURY UNIT CERTIFICATE)

       Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of ______, 200__ (as such may be supplemented from time to time, the "Purchase Contract Agreement") between the Company and ______, as Purchase Contract Agent (including its successors thereunder, herein called the "Purchase Contract Agent"), to which the Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Company and the Holders and of the terms upon which the Treasury Units Certificates are, and are to be, executed and delivered.

       Each Purchase Contract evidenced hereby obligates the Holder of this Treasury Units Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price") a number of newly issued shares of Ordinary Shares equal to the Settlement Rate, unless an Early Settlement, a Cash Merger Early Settlement or a Termination Event with respect to the Units of which such Purchase Contract is a part shall have occurred. The "Settlement Rate" is equal to:

              (1) if the Adjusted Applicable Market Value (as defined below) is greater than or equal to $______ (the "Threshold Appreciation Price"), ______ shares of Ordinary Shares per Purchase Contract;

              (2) if the Adjusted Applicable Market Value is less than the Threshold Appreciation Price but greater than $______ (the "Reference Price"), the number of shares of Ordinary Shares per Purchase Contact having a value equal to the Stated Amount divided by the Adjusted Applicable Market Value; and

              (3) if the Adjusted Applicable Market Value is less than or equal to the Reference Price, ______ shares of Ordinary Shares per Purchase Contract;

in each case subject to adjustment as provided in the Purchase Contract Agreement (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

       No fractional shares of Ordinary Shares will be issued upon settlement of Purchase Contracts, as provided in Section 5.09 of the Purchase Contract Agreement.

       Each Purchase Contract evidenced hereby that is settled through Early Settlement or Cash Merger Early Settlement shall obligate the Holder of the related Treasury Units to purchase at the Purchase Price, and the Company to sell, a number of newly issued shares of Ordinary Shares equal to the Early Settlement Rate (in the case of an Early Settlement) or applicable Settlement Rate (in the case of a Cash Merger Early Settlement).

       The "APPLICABLE MARKET VALUE" means the average of the Closing Prices per share of Ordinary Shares on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date, subject to adjustments set forth under Section 5.04 hereof.

       The "ADJUSTED APPLICABLE MARKET VALUE" means (i) prior to any adjustment of the Settlement Rate pursuant to paragraph (1), (2), (3), (4), (5), (6), (7) or (10) of Section 5.04(a) of the Purchase Contract Agreement, the Applicable Market Value, and (ii) at the time of and after any adjustment of the Settlement Rate pursuant to paragraph (1), (2), (3), (4), (5), (6), (7) or (10) of Section 5.04(a) of the Purchase Contract Agreement, the Applicable Market Value multiplied by a fraction, the numerator of which shall be the Settlement Rate immediately after such adjustment pursuant to paragraph (1), (2), (3), (4), (5),
(6), (7) or (10) of Section 5.04(a) of the Purchase Contract Agreement and the denominator of which shall be the Settlement Rate immediately prior to such adjustment; provided, however, that if such adjustment to the Settlement Rate is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (1), (2), (3), (4), (5), (6), (7) or (10) of Section 5.04(a) of the
Purchase Contract Agreement during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Settlement Rate.

       The "CLOSING PRICE" per share of Ordinary Shares on any date of determination means the:

              (1) closing sale price as of the close of the principal trading session (or, if no closing price is reported, the last reported sale price) per share on the New York Stock Exchange, Inc. (the "NYSE") on such date;

              (2) if the Ordinary Shares are not listed for trading on the NYSE on any such date, the closing sale price (or, if no closing price is reported, the last reported sale price) per share as reported in the composite transactions for the principal United States national or regional securities exchange on which the Ordinary Shares are so listed;

              (3) if the Ordinary Shares are not so listed on a United States national or regional securities exchange, the last closing sale price per share as reported by The Nasdaq Stock Market, Inc.;

              (4) if the Ordinary Shares are not so reported, the last quoted bid price for the Ordinary Shares in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

              (5) if such bid price is not available, the market value of the Ordinary Shares on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

       A "TRADING DAY" means a day on which the Ordinary Shares (1) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (2) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Ordinary Shares.

       In accordance with the terms of the Purchase Contract Agreement, the Holder of this Treasury Unit shall pay the Purchase Price for the shares of the Ordinary Shares purchased pursuant to each Purchase Contract evidenced hereby either by effecting a Cash Settlement, an

Early Settlement or, if applicable, a Cash Merger Early Settlement of each such Purchase Contract or by applying a principal amount of the Pledged Treasury Securities underlying such Holder's Treasury Unit equal to the Stated Amount of such Purchase Contract to the purchase of the Ordinary Shares. A Holder of Treasury Units who on or prior to 5:00 p.m. (New York City time) on the fifth Business Day prior to the Purchase Contract Settlement Date, does not make an effective Early Settlement shall pay the Purchase Price, less the amount of any Deferred Contract Adjustment Payments payable to such Holder, for the shares of Ordinary Shares to be issued under the related Purchase Contract from the proceeds of the Pledged Treasury Securities.

       The Company shall not be obligated to issue any shares of Ordinary Shares in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate purchase price for the shares of Ordinary Shares to be purchased thereunder in the manner set forth in the Purchase Contract Agreement.

       The Company has the right to defer payment of all or part of the Contract Adjustment Payments in respect of each Purchase Contract until no later than the Purchase Contract Settlement Date (or in the event of an effective Early Settlement or Cash Merger Early Settlement, the Early Settlement Date or Cash Merger Early Settlement Date, as the case may be) as set forth in the Purchase Contract Agreement. If the Company so elects to defer Contract Adjustment Payments, the Company shall pay additional Contract Adjustment Payments on such deferred installments of Contract Adjustment Payments at a rate equal to ______% per annum, compounding on each succeeding Payment Date, until such deferred installments are paid. In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Purchase Contracts until the Purchase Contract Settlement Date (or, in the event of an effective Early Settlement or Cash Merger Early Settlement, the Early Settlement Date or Cash Merger Early Settlement Date, as the case may be), each Holder will receive on the Purchase Contract Settlement Date, Early Settlement Date or Cash Merger Early Settlement Date, as applicable, the aggregate amount of Deferred Contract Adjustment Payments to the extent such fees are not deducted from the Settlement Price in the case of a Cash Settlement or any Early Settlement or Cash Merger Early Settlement as set forth in the Purchase Contract Agreement.

       The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Treasury Securities (as defined in the Pledge Agreement) forming a part of each Treasury Unit. A Treasury Unit shall thereafter represent the right to receive the Proceeds of the Treasury Security forming a part of such Treasury Unit, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

       The Treasury Units Certificates are issuable only in registered form and only in denominations of a single Treasury Unit and any integral multiple thereof. The transfer of any

Treasury Units Certificate will be registered and Treasury Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Purchase Contract Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Holder who elects to substitute Notes, for Treasury Securities, thereby recreating Corporate Units, shall be responsible for any fees or expenses associated therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Treasury Unit remains in effect, such Treasury Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Treasury Unit in respect of the Treasury Security and the Purchase Contract constituting such Treasury Unit may be transferred and exchanged only as a Treasury Unit.

       Unless the Treasury Portfolio has replaced the Notes as a component of the Corporate Units and subject to the conditions set forth in the Purchase Contract Agreement, a Holder of Treasury Units may recreate, at any time prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, Corporate Units by delivering to the Securities Intermediary Notes with an aggregate principal amount, equal to the aggregate principal amount at maturity of the Pledged Treasury Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such substitution, the Holder's Units shall be referred to as a "Corporate Unit". Any such creation of Corporate Units may be effected only in multiples of 40 Treasury Units for 40 Corporate Units.

       The Company shall pay, on each Payment Date, the Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name the Treasury Units Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in New York City or, at the option of the Holder, by check mailed to the address of the Person entitled thereto at such address as it appears on the Security Register.

       The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Treasury Securities from the Pledge in accordance with the provisions of the Pledge Agreement. A Treasury Unit shall thereafter represent the right to receive the interest in the Treasury Security forming a part of such Treasury Unit, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

       Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts underlying Units may be settled early ("Early Settlement") as provided in the Purchase Contract Agreement. In order to exercise the right to effect Early Settlement with respect to any Purchase Contract evidenced by this Certificate, the Holder of this Treasury Units Certificate shall deliver to the Purchase Contract Agent at the Corporate Trust Office an Election to Settle Early form set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the order of the Company in an amount (the "Early Settlement Amount") equal to:

              (i) the sum of (A) the product of (I) the Stated Amount times (II) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus (B) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date next preceding any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments (including any Deferred Contract Adjustment Payments) payable on such Payment Date with respect to such Purchase Contracts, less

              (ii) the amount of any Deferred Contract Adjustment Payments payable to such Holder as a result of such Early Settlement.

       Upon Early Settlement of Purchase Contracts by a Holder of the related Units, the Pledged Treasury Securities underlying such Units shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Ordinary Shares on account of each Purchase Contract forming part of a Treasury Unit as to which Early Settlement is effected equal to ______ shares of Ordinary Shares per Purchase Contract (the "Early Settlement Rate"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in Section 5.04 of the Purchase Contract Agreement.

       Upon the occurrence of a Cash Merger, a Holder of Treasury Units may effect Cash Merger Early Settlement of the Purchase Contract underlying such Treasury Units pursuant to the terms of Section 5.04(b)(2) of the Purchase Contract Agreement. Upon Cash Merger Early Settlement of Purchase Contracts by a Holder of the related Treasury Units, the Pledged Treasury Securities underlying such Treasury Units shall be released from the Pledge as provided in the Pledge Agreement.

       Upon registration of transfer of this Treasury Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Treasury Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

       The Holder of this Treasury Units Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Treasury Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the debtor under the Bankruptcy Code or subject to other similar state or Federal law providing for reorganization or liquidation, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract Agreement and the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Treasury Securities underlying this Treasury Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect to the aggregate principal amount of the Pledged Treasury Securities on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

       Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

       The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of law provisions thereof.

       Prior to due presentment of this Certificate for registration or transfer, the Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Treasury Units Certificate is registered as the owner of the Treasury Units evidenced hereby for the purpose of receiving payments of interest on the Treasury Securities, receiving payments of Contract Adjustment Payments (subject to any applicable record date), performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.

       The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Ordinary Shares.

       A copy of the Purchase Contract Agreement is available for inspection at the offices of the Purchase Contract Agent.

                                  ABBREVIATIONS

       The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:                               as tenants in common
UNIF GIFT MIN ACT:                     _________________________      Custodian      _________________________
                                                (cust)                                       (minor)
                                       Under Uniform Gifts to Minors Act of

TENANT:                                as tenants by the entireties
JT TEN:                                as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


--------------------------------------------------------------------------------
            (Please insert Social Security or Taxpayer I.D. or other
                         Identifying Number of Assignee)


--------------------------------------------------------------------------------
  (Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within Corporate Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney ______, to transfer said Corporate Units Certificates on the books of Scottish Annuity & Life Holdings, Ltd., with full power of substitution in the premises.

Dated:                              Signature
       ------------------------               ----------------------------------

                                    NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Corporate Units Certificates in every particular, without alteration or enlargement or any change whatsoever.

         Signature Guarantee:
                               ---------------------------------

                             SETTLEMENT INSTRUCTIONS

       The undersigned Holder directs that a certificate for shares of Ordinary Shares deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Treasury Units evidenced by this Treasury Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:________________________       Signature
                                     Signature Guarantee:_______________________
                                     (if assigned to another person)


If shares are to be registered in
the name of and delivered to a              REGISTERED HOLDER
Person other than the Holder,
please (i) print such Person's name
and address and (ii) provide a         Please print name and address of
guarantee of your signature:           Registered Holder:

____________________________________   _________________________________________
Name                                   Name


____________________________________   _________________________________________
Address                                Address


____________________________________   _________________________________________

____________________________________   _________________________________________

____________________________________   _________________________________________

Social Security or other Taxpayer
Identification Number, if any

                                       _________________________________________

              ELECTION TO SETTLE EARLY/CASH MERGER EARLY SETTLEMENT

       The undersigned Holder of this Treasury Units Certificate hereby irrevocably exercises the option to effect [Early Settlement] [Cash Merger Early Settlement upon a Cash Merger] in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Treasury Units evidenced by this Treasury Units Certificate specified below. The option to effect [Early Settlement] [Cash Merger Early Settlement] may be exercised only with respect to Purchase Contracts underlying Treasury Units with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Ordinary Shares or other securities deliverable upon such [Early Settlement] [Cash Merger Early Settlement] be registered in the name of, and delivered, together with a check in payment for any fractional share and any Treasury Units Certificate representing any Treasury Units evidenced hereby as to which Cash Merger Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Treasury Securities deliverable upon such [Early Settlement] [Cash Merger Early Settlement] will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated  ____________________________     Signature_______________________________


Signature Guarantee: ______________________________________

       Number of Units evidenced hereby as to which [Early Settlement] [Cash Merger Early Settlement] of the related Purchase Contracts is being elected:

If shares of Ordinary Shares or         REGISTERED HOLDER
Corporate Units Certificates are to be
registered in the name of and
delivered to and Pledged Notes or
the Applicable Ownership Interests
in the Treasury Portfolio, as the case
may be, are to be transferred to a
Person other than the Holder, please
print such Person's name and address:

____________________________________   _________________________________________
Name                                   Name


____________________________________   _________________________________________
Address                                Address


____________________________________   _________________________________________

____________________________________   _________________________________________

____________________________________   _________________________________________

Social Security or other Taxpayer
Identification Number, if any

                                       _________________________________________


Transfer Instructions for Pledged Notes or the Applicable Ownership Interests in the Treasury Portfolio, as the case may be, transferable upon [Early Settlement] [Cash Merger Early Settlement] or a Termination Event:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]
            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

The initial number of Treasury Units of this Global Certificate is 0. The following increases or decreases in this Global Certificate have been made:

-------------------- ------------------------ ----------------------- ------------------------ -----------------------
                                                                        Number or Corporate
                       Amount of increase       Amount of decrease      Units evidenced by
                          in Number of             in Number of             this Global             Signature of
                         Corporate Units         Corporate Units            Certificate         authorized signatory
                        evidenced by the         evidenced by the         following such        of Purchase Contract
Date                   Global Certificate       Global Certificate     decrease or increase            Agent
-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

-------------------- ------------------------ ----------------------- ------------------------ -----------------------

                                                                       EXHIBIT C


                     INSTRUCTION TO PURCHASE CONTRACT AGENT

The Purchase Contract Agent
(address)

       Re: [______ Corporate Units] [______ Treasury Units] of Scottish Annuity & Life Holdings, Ltd., a holding company organized under the laws of the Cayman Islands (the "Company").

       The undersigned Holder hereby notifies you that it has delivered to ______, as Securities Intermediary, for credit to the Collateral Account, $______ aggregate principal amount of [Notes] [Treasury Securities] in exchange for the [Pledged Notes] [Pledged Treasury Securities] held in the Collateral Account, in accordance with the Pledge Agreement, dated as of ______, 200__ (the "Pledge Agreement"; unless otherwise defined herein, terms defined in the Pledge Agreement are used herein as defined therein), between you, the Company, the Collateral Agent, the Custodial Agent and the Securities Intermediary. The undersigned Holder has paid all applicable fees and expenses relating to such exchange. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the [Pledged Notes] [Pledged Treasury Securities] related to such [Corporate Units] [Treasury Units].

Date ________________________        Signature _________________________________


                                     Signature Guarantee:_______________________

Please print name and address of Registered Holder:


Name                                ____________________________________________
                                    Social Security or other Taxpayer
                                    Identification Number, if any

Address

_____________________________________

_____________________________________

_____________________________________

                                                                       EXHIBIT D

                       NOTICE FROM PURCHASE CONTRACT AGENT
                                   TO HOLDERS
         (Transfer of Collateral upon Occurrence of a Termination Event)

[HOLDER]

Attention:
Telecopy:

       Re: [______ Corporate Units] [______ Treasury Units] of Scottish Annuity & Life Holdings, Ltd., a holding company organized under the laws of the Cayman Islands (the "Company")

       Please refer to the Purchase Contract Agreement, dated as of ______, 200__ (the "Purchase Contract Agreement"; unless otherwise defined herein, terms defined in the Purchase Contract Agreement are used herein as defined therein), between the Company and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units and [Applicable Ownership Interests (as specified in clause (i) of the definition of such term) and] Treasury Units from time to time.

       We hereby notify you that a Termination Event has occurred and that [the Notes] [Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio] [the Treasury Securities] compromising a portion of your ownership interest in ______ [Corporate Units] [Treasury Units] have been released and are being held by us for your account pending receipt of transfer instructions with respect to such [Notes][Treasury Securities] (the "Released Securities").

       Pursuant to Section 3.15 of the Purchase Contract Agreement, we hereby request written transfer instructions with respect to the Released Securities. Upon receipt of your instructions and upon transfer to us of your [Corporate Units][Treasury Units] effected through book-entry or by delivery to us of your [Corporate Units Certificate][Treasury Units Certificate], we shall transfer the Released Securities by book-entry transfer or other appropriate procedures, in accordance with your instructions. In the event you fail to effect such transfer or delivery, the Released Securities and any distributions thereon, shall be held in our name, or a nominee in trust for your benefit, until such time as such [Corporate Units][Treasury Units] are transferred or your [Corporate Units Certificate] [Treasury Units Certificate] is surrendered or satisfactory evidence is provided that such [Corporate Units Certificate][Treasury Units Certificate] has been destroyed, lost or stolen, together with any indemnification that we or the Company may require.

Date                                    By: ____________________________________
                                            as the Purchase Contract Agent


                                        ________________________________________
                                        Name:
                                        Title:  Authorized Signatory

                                                                       EXHIBIT E


                            NOTICE TO SETTLE BY CASH

The Purchase Contract Agent
Attn:

       Re: ______ Corporate Units of Scottish Annuity & Life Holdings, Ltd., a holding company organized under the laws of the Cayman Islands (the "Company")

       The undersigned Holder hereby irrevocably notifies you in accordance with
Section 5.02 of the Purchase Contract Agreement, dated as of ______, 200__ (the "Purchase Contract Agreement"; unless otherwise defined herein, terms defined in the Purchase Contract Agreement are used herein as defined therein), between the Company and you, as Purchase Contract Agent and as Attorney-in-Fact for the Holders of the Purchase Contracts, that such Holder has elected to pay to the Securities Intermediary for deposit in the Collateral Account, prior to or on 11:00 a.m. (New York City time) on the fourth Business Day immediately preceding the Purchase Contract Settlement Date (in lawful money of the United States by certified or cashiers' check or wire transfer, in immediately available funds), $______ as the Purchase Price for the shares of Ordinary Shares issuable to such Holder by the Company with respect to ______ Purchase Contracts on the Purchase Contract Settlement Date. The undersigned Holder hereby instructs you to notify promptly the Collateral Agent of the undersigned Holder's election to make such Cash Settlement with respect to the Purchase Contracts related to such Holder's Corporate Units.

Date ________________________        Signature _________________________________


                                     Signature Guarantee:_______________________


       Please print name and address of Registered Holder:

                                                                       EXHIBIT F

                       NOTICE FROM PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT
              (Settlement of Purchase Contract through Remarketing)

The Collateral Agent

       Re: ______ Corporate Units of Scottish Annuity & Life Holdings, Ltd., a holding company organized under the laws of the Cayman Islands (the "Company")

       Please refer to the Purchase Contract Agreement, dated as of ______, 200__ (the "Purchase Contract Agreement"; unless otherwise defined herein, terms defined in the Purchase Contract Agreement are used herein as defined therein), between the Company and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the Holders of Corporate Units from time to time.

       In accordance with Section 5.02 of the Purchase Contract Agreement and, based on notices of [Early Settlements][Cash Settlements] received from Holders of Corporate Units as of 5:00 p.m. (New York City time), on the fifth Business Day immediately preceding the ______Remarketing Date, we hereby notify you that an aggregate principal amount of $______ Notes is to be tendered for purchase in the Remarketing.

Date                                    By: ____________________________________
                                            as the Purchase Contract Agent


                                        ________________________________________
                                        Name:
                                        Title:  Authorized Signatory


                                      F-1